UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07989

Metropolitan West Funds

(Exact name of registrant as specified in charter)

11766 Wilshire Boulevard, Suite 1580

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

Metropolitan West Funds

11766 Wilshire Boulevard, Suite 1580

Los Angeles, CA 90025

(Name and address of agent for service)

registrant’s telephone number, including area code: (310) 966-8900

Date of fiscal year end: March 31

Date of reporting period: March 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

METROPOLITAN WEST FUNDS

ULTRA SHORT BOND FUND

LOW DURATION BOND FUND

INTERMEDIATE BOND FUND

TOTAL RETURN BOND FUND

HIGH YIELD BOND FUND

STRATEGIC INCOME FUND

ALPHATRAKSM 500 FUND

ANNUAL REPORT

March 31, 2006

Metropolitan West Funds

Dear Fellow Shareholder,

Thank you for your continued participation in the Metropolitan West Funds. We are pleased to present the enclosed Annual Report for the Funds, including the following:

Metropolitan West Ultra Short Bond Fund – M-Class (MWUSX), I-Class (MWUIX)

Metropolitan West Low Duration Bond Fund – M-Class (MWLDX), I-Class (MWLIX)

Metropolitan West Intermediate Bond Fund – M-Class (MWIMX), I-Class (MWIIX)

Metropolitan West Total Return Bond Fund – M-Class (MWTRX), I-Class (MWTIX)

Metropolitan West High Yield Bond Fund – M-Class (MWHYX), I-Class (MWHIX)

Metropolitan West Strategic Income Fund – M-Class (MWSTX), I-Class (MWSIX)

Metropolitan West AlphaTrakSM 500 Fund (MWATX)

Market Environment and Review

In a testament to the persistent unpredictability of the financial markets, Treasury yields rose sharply through the first quarter of 2006, ironically, just as a consensus was emerging that the Fed was near-complete in dispensing its dosage of monetary tightening. While it has been very clear that the Fed has been embarking on what has been a two-year campaign to remove monetary accommodation and take some ebullience out of the U.S. real estate market, the longer end of the yield curve had remained stubbornly unyielding to the Fed’s efforts. Thus, as the Fed Funds rate stepped up meeting after meeting of the Fed from 1% in June 2004 to 4.25% in December 2005, yields on 10-Year U.S. Treasury issues actually fell by a few basis points over the same period. And now in 2006, expectations for more of the same have finally been dented. To be sure, the Fed has maintained their commitment by adding a further half percent (to 4.75%) onto the Fed Funds rate, with indications for at least one and possibly more hikes to come. Breaking from its tendency to rally rather than sell off over the first 18 months of Fed rate hikes, the market finally started to move in direction with the Fed during the first quarter, punctuated by the 10-Year U.S. Treasury yield jumping to 5% from 4.4% at December month-end.

The economic underpinnings of the year-to-date rise in Treasury yields were – and are – continuing consumer (jobs-fueled) and accelerating business confidence, nagging inflation concerns, and ongoing and massive deficits in foreign trade and the Federal budget. On the other hand, the froth in residential housing, targeted for moderation, has receded somewhat, with cash-out refinance activity down and sale inventories up. Given expectations for first quarter GDP growth in excess of 4% (on the heels of the fourth quarter’s upwardly revised 1.7%), it would seem that the Fed is meeting with some success at engineering a “soft landing” to the excesses in the real estate market, without choking the broader economy…yet. With at least one more Fed hike all but assured, the possibility of a “policy error” that arrests economic growth cannot be discounted completely but, at the very least, the Fed has a lot more flexibility in dealing with such potentialities at a 5% or a 5.25% Funds rate than it did at 1%.

Higher rates on a year-to-date basis produced generally negative fixed income returns in the first quarter. However, diverging from the broader bond market thus far in 2006, high yield issues gained nearly 3%, as yield spreads narrowed and auto industry bonds, which since last year have comprised more than 10% of the high yield market, performed well. In shrugging off the rising Treasury rate environment, the high yield market looked more like the stock markets where the S&P 500 posted a 4% return and the NASDAQ jumped more than 6%. Though short-term returns have lagged yields as the Fed has adjusted rates higher, the outcome will produce expectations for better compensation on shorter duration investments. Naturally, the yardstick for all fixed income investments will continue to be, likely increasingly, inflation-sensitive going forward.

Overall, the environment has been characterized by low volatility, a circumstance that has produced muted rates of return across all of the capital markets over the past year. It has also meant that performance contributions from the non-Treasury sectors of the fixed income market have been additive given a sanguine outlook for risk in the near term. On a relative basis, the Metropolitan West Funds profited from defensively positioned portfolios with respect to interest rate risk and strategies that have delivered modest return benefits as the yield curve flattened during the Fed’s tightening phase. Themes that have added value in the corporate, mortgage- and asset-backed sectors an include (1) airline enhanced equipment trust certificates, which have enjoyed a strengthening in the global market for aircraft and (2) interest only (IO) structures on home loans and second liens.

Finally, we are pleased to report that Metropolitan West received Morningstar’s Fixed Income Manager of the Year Award for the Total Return Fund for 2005. Naturally, we are honored and humbled by the accolade, as the criteria in determining the winners consider not only short- and long-term performance profiles, but a Stewardship Grade as well. Morningstar, a leading provider of independent investment research in the United States and in major international markets, cites the Stewardship Grade, which evaluates managers on fees, communication, and participation in their own funds, as an important prerequisite for Manager of the Year consideration. To us, we consider all of these criteria fundamental building blocks of our business, and intend to deliver to meet these demanding standards – and yours – in 2006 and beyond.

Data sources for the discussion above include Bloomberg, Lehman Brothers, and Merrill Lynch.

Fund Results

Metropolitan West Ultra Short Bond Fund – M-Class (MWUSX), I-Class (MWUIX)

	Performance Through March 31, 2006
	6 Months (Cumulative)	1 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	1.55%	3.62%	4.50%
Merrill Lynch 1-Year U.S. Treasury Index	1.59%	2.90%	1.55%
MWUIX (Inception: July 31, 2004)	1.82%	3.79%	3.19%
Merrill Lynch 1-Year U.S. Treasury Index	1.59%	2.90%	1.99%

Metropolitan West Low Duration Bond Fund – M-Class (MWLDX), I-Class (MWLIX)

	Performance Through March 31, 2006
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	Since Inception (Annualized)
MWLDX (Inception: March 31, 1997)	1.72%	3.38%	4.04%	3.38%	5.23%
Merrill Lynch 1-3 Year U.S. Treasury Index	1.08%	2.33%	1.42%	3.18%	4.74%
MWLIX (Inception: March 31, 2000)	1.80%	3.57%	4.24%	3.58%	4.48%
Merrill Lynch 1-3 Year U.S. Treasury Index	1.08%	2.33%	1.42%	3.18%	4.23%

Metropolitan West Intermediate Bond Fund – M-Class (MWIMX), I-Class (MWIIX)

	Performance Through March 31, 2006
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	0.48%	2.08%	—	3.25%
Lehman Bros. Intermediate Gov’t. Credit Index	0.13%	2.07%	—	1.54%
MWIIX (Inception: June 28, 2002)	0.58%	2.39%	4.97%	6.65%
Lehman Bros. Intermediate Gov’t. Credit Index	0.13%	2.07%	2.32%	3.94%

Metropolitan West Total Return Bond Fund – M-Class (MWTRX), I-Class (MWTIX)

	Performance Through March 31, 2006
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	Since Inception (Annualized)
MWTRX (Inception: March 31, 1997)	0.31%	3.04%	6.71%	5.06%	7.02%
Lehman Bros. Aggregate Index	-0.04%	2.26%	2.92%	5.11%	6.44%
MWTIX (Inception: March 31, 2000)	0.42%	3.25%	6.97%	5.28%	6.48%
Lehman Bros. Aggregate Index	-0.04%	2.26%	2.92%	5.11%	6.31%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Unlike a mutual fund, the performance of an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Metropolitan West High Yield Bond Fund – M-Class (MWHYX), I-Class (MWHIX)

	Performance Through March 31, 2006
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	2.91%	5.59%	11.57%	15.40%
Lehman Bros. High Yield Index	3.55%	7.44%	12.07%	14.72%
MWHIX (Inception: March 31, 2003)	3.12%	5.86%	11.88%	11.88%
Lehman Bros. High Yield Index	3.55%	7.44%	12.07%	12.07%

Metropolitan West Strategic Income Fund – M-Class (MWSTX), I-Class (MWSIX)

	Performance Through March 31, 2006
	6 Months (Cumulative)	1 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	2.01%	4.04%	8.61%
Merrill Lynch 3-Month U.S. Treasury Index + 2%	2.92%	5.59%	4.20%
MWSIX (Inception: March 31, 2004)	2.13%	4.30%	4.18%
Merrill Lynch 3-Month U.S. Treasury Index + 2%	2.92%	5.59%	4.65%

Metropolitan West AlphaTrakSM 500 Fund (MWATX)

	Performance Through March 31, 2006
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	6.64%	12.33%	18.46%	4.11%	3.93%
Standard & Poor’s 500® Equity Index	6.34%	11.75%	17.22%	3.98%	3.26%

The Market Ahead

Economically, MWAM’s outlook is guided by a recognition that risks have balanced out with regard to growth. On the one hand, Fed tightening is likely to slow the pace of expansion while, on the other hand, commodity price pressure and the twin U.S. deficits (budget and trade) may warrant maintenance of a higher rate regime than prevailed earlier this decade. Risks in the fixed income market reflect rich valuations, and the economic and credit cycles that have matured well beyond the early stages. Consumers have likely exhausted the benefits of cash-out refinancing and booming home prices, while corporations are likely to undergo profit pressure from rising cost factors, including commodities and labor as productivity slows. Portfolio yield has been held down by wariness of an expensive market. Expectations are that MWAM will look to capture yield opportunistically across all its Funds as spreads widen and compensation increases. A pickup in volatility should begin to dot (and increasingly litter) the landscape with better risk-adjusted yields in the corporate and asset-backed sectors, in particular, as the year progresses.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Unlike a mutual fund, the performance of an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

A Consistent Long-Term Value Orientation

In closing, MWAM remains committed to a philosophy rooted in a value with a long-term perspective. As such, the investment team continues to target consistent outperformance of the Funds’ benchmarks over a market cycle by diversifying the sources of value-added in the portfolios. Those value-added strategies include: (1) duration management, (2) yield curve positioning, (3) sector allocation, (4) security selection, and (5) opportunistic execution.

Again, we thank you for your continued support of the Metropolitan West Funds and look forward to the ongoing opportunity to meet your investment needs.

Sincerely,

Scott Dubchansky

President and Trustee

U.S. Treasury bonds, unlike mutual funds, are insured direct obligations of the U.S. Government that offer a fixed rate of return when held to maturity. A quality rating, such as “BB,” refers to the credit risk of individual securities, and not to the Fund. Investment by a Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Bond Funds have similar interest rates, issues and credit risks as those associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. The High Yield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher-rated bonds. The Strategic Income Fund engages in sophisticated investment strategies. All Metropolitan West Funds trade futures, swaps and other derivative contracts. Certain of these Funds may not be suitable for all investors. Please carefully review the prospectus to assess the risks of investing in any of the Funds before investing or sending money.

The views and forecasts expressed here are as of April 2006, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors.

Funds are distributed by PFPC Distributors, Inc.

760 Moore Rd., King of Prussia, PA 19406.

To be preceded or accompanied by a prospectus.

Metropolitan West Funds

Illustration of an Assumed Investment of $10,000

The graphs below illustrate the assumed investment of $10,000 for each of the Metropolitan West Funds. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. Returns are due in part to market conditions which may not be repeated in the future. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Unlike an index, the Fund’s total returns are reduced by transaction costs, taxes, management fees and other expenses.

Metropolitian West Ultra Short Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class M with the performance of the Merrill Lynch 1-Year U.S. Treasury Index. The one year and average annual since inception total returns for the Metropolitan West Ultra Short Bond Fund Class M were 3.62% and 4.50%, respectively. The inception date for the Class M was June 30, 2003. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Ultra Short Bond Fund Class I was July 31, 2004. The one year and average annual since inception total returns for the Metropolitan West Ultra Short Bond Fund Class I were 3.79% and 3.19%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class I shares would have been valued at $10,537.

Metropolitian West Low Duration Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class M with the performance of the Merrill Lynch 1-3 Year U.S. Treasury Index. The one year and average annual since inception total returns for the Metropolitan West Low Duration Bond Fund Class M were 3.38% and 5.23%, respectively. The inception date for Class M was March 31, 1997. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Low Duration Bond Fund Class I was March 31, 2000. The one year and average annual since inception total returns for the Metropolitan West Low Duration Bond Fund Class I were 3.57% and 4.48%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class I shares would have been valued at $13,007.

Metropolitian West Intermediate Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class M with the performance of the Lehman Brothers Intermediate U.S. Gov’t Credit Index. The one year and average annual since inception total returns for the Metropolitan West Intermediate Bond Fund Class M were 2.08% and 3.25%, respectively. The inception date for Class M was June 30, 2003. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Intermediate Bond Fund Class I was June 28, 2002. The one year and average annual since inception total returns for the Metropolitan West Intermediate Bond Fund Class I were 2.39% and 6.65%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class I shares would have been valued at $12,739.

Metropolitian West Total Return Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Total Return Bond Fund Class M with the performance of the Lehman Brothers Aggregate Index. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Class M were 3.04% and 7.02%, respectively. The inception date for Class M was March 31, 1997. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Total Return Bond Fund Class I was March 31, 2000. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Class I were 3.25% and 6.48%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I shares would have been valued at $14,578.

Metropolitian West High Yield Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West High Yield Bond Fund Class M with the performance of the Lehman Brothers High Yield Index. The one year and average annual since inception total returns for the Metropolitan West High Yield Bond Fund Class M were 5.59% and 15.40%, respectively. The inception date for Class M was September 30, 2002. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West High Yield Bond Fund Class I was March 31, 2003. The one year and average annual since inception total returns for the Metropolitan West High Yield Bond Fund Class I were 5.86% and 11.88%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West High Yield Bond Fund Class I shares would have been valued at $14,007.

Metropolitian West Strategic Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Strategic Income Fund Class M with the performance of the Merrill Lynch 3-month U.S. Treasury Index plus 200 basis points. The one year and average annual since inception total returns for the Metropolitan West Strategic Income Fund Class M were 4.04% and 8.61%, respectively. The inception date for Class M was June 30, 2003. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Strategic Income Fund Class I was March 31, 2004. The one year and average annual since inception total returns for the Metropolitan West Strategic Income Fund Class I were 4.30% and 4.18%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Strategic Income Fund Class I shares would have been valued at $10,854.

Metropolitian West AlphaTrakSM 500 Fund

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West AlphaTrakSM 500 Fund with the performance of the S&P 500 Index. The one year and average annual since inception total returns for the Metropolitan West AlphaTrakSM 500 Fund were 12.33% and 3.93%, respectively. The graph assumes that distributions were reinvested.

The performance data quoted in the various graphs on this and the preceding pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. Returns are due in part to market conditions which may not be repeated in the future. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Unlike an index, the Fund’s total returns are reduced by transaction costs, taxes, management fees and other expenses.

Metropolitan West Funds

Disclosure of Fund Expenses

For the Six Months Ended March 31, 2006

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/05	Ending Account Value 03/31/06	Expense Ratio[1]	Expenses Paid During Period[2]
Ultra Short Bond Fund
Actual Fund Return
Class M	$1,000.00	$1,015.50	0.50%	$2.51
Class I	$1,000.00	$1,018.30	0.34%	$1.71
Hypothetical 5% Return
Class M	$1,000.00	$1,022.44	0.50%	$2.52
Class I	$1,000.00	$1,023.23	0.34%	$1.72

Low Duration Bond Fund
Actual Fund Return
Class M	$1,000.00	$1,017.30	0.58%	$2.92
Class I	$1,000.00	$1,018.30	0.39%	$1.97
Hypothetical 5% Return
Class M	$1,000.00	$1,022.04	0.58%	$2.93
Class I	$1,000.00	$1,022.98	0.39%	$1.97

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

	Beginning Account Value 10/01/05	Ending Account Value 03/31/06	Expense Ratio[1]	Expenses Paid During Period[2]
Intermediate Bond Fund
Actual Fund Return
Class M	$1,000.00	$1,004.70	0.65%	$3.26
Class I	$1,000.00	$1,005.80	0.44%	$2.20
Hypothetical 5% Return
Class M	$1,000.00	$1,021.68	0.65%	$3.29
Class I	$1,000.00	$1,022.74	0.44%	$2.22

Total Return Bond Fund
Actual Fund Return
Class M	$1,000.00	$1,003.00	0.65%	$3.25
Class I	$1,000.00	$1,004.10	0.44%	$2.20
Hypothetical 5% Return
Class M	$1,000.00	$1,021.69	0.65%	$3.28
Class I	$1,000.00	$1,022.74	0.44%	$2.22

High Yield Bond Fund
Actual Fund Return
Class M	$1,000.00	$1,029.40	0.80%	$4.07
Class I	$1,000.00	$1,031.60	0.55%	$2.77
Hypothetical 5% Return
Class M	$1,000.00	$1,020.92	0.80%	$4.06
Class I	$1,000.00	$1,022.20	0.55%	$2.76

Strategic Income Fund
Actual Fund Return
Class M	$1,000.00	$1,020.10	1.51%	$7.63
Class I	$1,000.00	$1,021.40	1.26%	$6.35
Hypothetical 5% Return
Class M	$1,000.00	$1,017.38	1.51%	$7.62
Class I	$1,000.00	$1,018.65	1.26%	$6.34

AlphaTrakSM 500 Fund
Actual Fund Return	$1,000.00	$1,067.40	0.20%	$1.04
Hypothetical 5% Return	$1,000.00	$1,023.92	0.20%	$1.02

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Metropolitan West Funds

Summary of Portfolio Holdings

March 31, 2006 (Unaudited)

These tables are provided to give you a quick reference to the composition of each Funds’ portfolio holdings. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

Ultra Short Bond Fund

Sector Diversification:
U.S. Agency Mortgage-Backed	35.91%
Non-Agency Mortgage-Backed	28.08%
Asset-Backed Securities	21.14%
Corporate Bonds	7.88%
U.S. Agency Discount Notes	4.69%
Other	1.14%
U.S. Agency Securities	0.65%
Money Market RIC	0.51%

Total	100.00%

Distribution by Quality Rating:
US Treasury	3.23%
Agency	36.56%
AAA	31.69%
AA	10.96%
A	11.17%
BBB	2.84%
BB or below	3.55%

Total	100.00%

Distribution by Maturity:
0 to 1 years	26.47%
1 year to 3 years	51.51%
3 years to 5 years	20.44%
5 years to 10 years	1.38%
10 years to 20 years	0.20%
20 years +	0.00%

Total	100.00%

Low Duration Bond Fund

Sector Diversification:
Corporate Bonds	28.12%
Asset-Backed Securities	22.68%
Non-Agency Mortgage-Backed	15.07%
U.S. Agency Mortgage-Backed	13.40%
U.S. Agency Securities	9.99%
U.S. Treasury Securities	7.88%
Commercial Mortgage-Backed	1.90%
Other	0.56%
Preferred Stock	0.37%
Money Market RIC	0.03%

Total	100.00%

Distribution by Quality Rating:
US Treasury	8.59%
Agency	22.74%
AAA	36.88%
AA	4.35%
A	11.68%
BBB	9.06%
BB or below	6.70%

Total	100.00%

Distribution by Maturity:
0 to 1 years	24.08%
1 year to 3 years	47.76%
3 years to 5 years	19.22%
5 years to 10 years	5.24%
10 years to 20 years	2.67%
20 years +	1.03%

Total	100.00%

Intermediate Bond Fund

Sector Diversification:
U.S. Treasury Securities	42.18%
Corporate Bonds	24.60%
Asset-Backed Securities	10.89%
U.S. Agency Mortgage-Backed	10.75%
Non-Agency Mortgage-Backed	9.88%
Other	1.32%
Money Market RIC	0.38%

Total	100.00%

Distribution by Quality Rating:
US Treasury	43.50%
Agency	9.66%
AAA	18.11%
AA	4.16%
A	8.88%
BBB	7.21%
BB or below	8.48%

Total	100.00%

Distribution by Maturity:
0 to 1 years	9.09%
1 year to 3 years	15.32%
3 years to 5 years	37.41%
5 years to 10 years	35.08%
10 years to 20 years	0.36%
20 years +	2.74%

Total	100.00%

Total Return Bond Fund

Sector Diversification:
U.S. Treasury Securities	31.51%
Corporate Bonds	23.94%
U.S. Agency Mortgage-Backed	13.42%
Asset-Backed Securities	13.33%
Non-Agency Mortgage-Backed	11.06%
Commercial Mortgage-Backed	3.26%
Money Market RIC	2.20%
U.S. Agency Securities	0.84%
Preferred Stock	0.33%
Other	0.11%

Total	100.00%

Distribution by Quality Rating:
US Treasury	31.73%
Agency	17.52%
AAA	15.11%
AA	7.66%
A	8.94%
BBB	7.46%
BB or below	11.58%

Total	100.00%

Distribution by Maturity:
0 to 1 years	6.43%
1 year to 3 years	15.57%
3 years to 5 years	29.36%
5 years to 10 years	17.60%
10 years to 20 years	17.85%
20 years +	13.19%

Total	100.00%

High Yield Bond Fund

Sector Diversification:
Corporate Bonds	91.26%
Money Market RIC	3.51%
Other	2.05%
Non-Agency Mortgage-Backed	1.03%
U.S. Agency Discount Notes	0.86%
U.S. Agency Mortgage-Backed	0.69%
Asset-Backed Securities	0.47%
Put Options Purchased	0.13%

Total	100.00%

Distribution by Quality Rating:
US Treasury	0.03%
Agency	1.53%
AAA	1.57%
AA	6.74%
A	4.32%
BBB	3.93%
BB	31.09%
B	46.09%
CCC	3.18%
CC or below	1.52%

Total	100.00%

Distribution by Maturity:
0 to 1 years	11.63%
1 year to 3 years	12.17%
3 years to 5 years	17.19%
5 years to 10 years	53.09%
10 years to 20 years	3.17%
20 years +	2.75%

Total	100.00%

Strategic Income Fund

Sector Diversification:
Asset-Backed Securities	39.13%
Corporate Bonds	28.75%
U.S. Agency Mortgage-Backed	9.53%
Other	7.45%
Non-Agency Mortgage-Backed	5.47%
U.S. Agency Discount Notes	4.83%
Commercial Mortgage-Backed	2.26%
Money Market RIC	1.05%
Put Options	0.82%
Preferred Stock	0.71%

Total	100.00%

Distribution by Quality Rating:
US Treasury	0.59%
Agency	13.79%
AAA	19.53%
AA	10.62%
A	11.36%
BBB	20.08%
BB or below	24.03%

Total	100.00%

Distribution by Maturity:
0 to 1 years	31.33%
1 year to 3 years	22.43%
3 years to 5 years	24.06%
5 years to 10 years	15.40%
10 years to 20 years	1.77%
20 years +	5.01%

Total	100.00%

AlphaTrakSM 500 Fund

Sector Diversification:
Corporate Bonds	29.68%
Asset-Backed Securities	26.80%
Non-Agency Mortgage-Backed	13.18%
U.S. Agency Securities	9.83%
U.S. Agency Mortgage-Backed	7.16%
Other	6.46%
U.S. Agency Discount Notes	4.22%
Commercial Mortgage-Backed	1.47%
Money Market RIC	0.81%
Preferred Stock	0.39%

Total	100.00%

Distribution by Quality Rating:
US Treasury	0.74%
Agency	20.58%
AAA	37.69%
AA	6.13%
A	11.91%
BBB	10.20%
BB or below	12.75%

Total	100.00%

Distribution by Maturity:
0 to 1 years	33.13%
1 year to 3 years	39.68%
3 years to 5 years	16.58%
5 years to 10 years	9.70%
10 years to 20 years	0.00%
20 years +	0.91%

Total	100.00%

All figures presented as percentages of total net assets. Credit rating distributions for each fund were determined by giving each fixed income security the highest rating assigned by a nationally recognized statistical rating organization. If a security is not rated, the Adviser has assigned a credit rating based upon the credit rating of comparable quality rated securities.

The Summary of Portfolio Holdings does not reflect investments in derivatives. Interested investors should consult the Schedule of Portfolio Investments for each fund for details on derivative investments.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s most recent Form N-Q was filed for the quarter ended December 31, 2005. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2006

Issues	Principal Amount	Value

BONDS 93.66%
ASSET-BACKED SECURITIES—21.14%³
Aames Mortgage Trust 2002-1 A3 (STEP), 6.90%, 06/25/32	$70,842	$71,889
ABFS Mortgage Loan Trust 2002-1 A5 (STEP), 6.51%, 12/15/32	96,053	97,187
	ABFS Mortgage Loan Trust 2002-2
A5 (STEP), 6.41%, 07/15/33	20	20
A7 (STEP), 5.22%, 07/15/33	72,984	72,144
ABFS Mortgage Loan Trust 2002-3 A (STEP), 4.26%, 09/15/33	335,192	329,958
ABFS Mortgage Loan Trust 2002-4 A (STEP), 4.43%, 12/15/33	234,807	228,570
Amortizing Residential Collateral Trust 2002-BC4 M2, 5.97%, 07/25/32[7]	2,853,230	2,878,170
Bear Stearns Asset Backed Securities, Inc. 2000-2 M1 (STEP), 8.04%, 08/25/30	2,453,698	2,473,334
Centex Home Equity 2001-B A6, 6.36%, 07/25/32	2,675,633	2,673,671
CIT Group Home Equity Loan Trust 2002-1 MV2, 6.07%, 08/25/30[7]	1,200,000	1,208,971
Conseco Finance 2000-C B2, 6.80%, 07/15/29[7]†	18,473	18,004
Conseco Finance 2001-C A4, 6.19%, 03/15/30	70,769	71,023
Conseco Finance Securitizations Corp. 2000-6 A4, 6.77%, 09/01/32	81,607	81,739
Contimortgage Home Equity Trust 1999-3 A6 (STEP), 8.18%, 12/25/29	19,095	19,108
Countrywide Asset-Backed Certificates 2003-BC1 M1, 5.74%, 12/25/32[7]	2,250,000	2,260,104
CS First Boston Mortgage Securities Corp. 2001-MH29 A (STEP), 5.60%, 09/25/31	309,920	294,054
Deutsche Financial Capital Securitization LLC 1997-I A3, 6.75%, 09/15/27	458,829	460,129
EQCC Home Equity Loan Trust 1999-1 A4F, 6.13%, 07/20/28	38,423	38,335
EQCC Home Equity Loan Trust 1999-2 A4F, 6.75%, 08/25/27	637,297	635,739
Equity One ABS, Inc. 2003-4 AF3, 3.53%, 10/25/34	31,525	31,431
Fannie Mae Whole Loan 2003-W14 1A6, 5.82%, 09/25/43	1,000,000	998,611
FHLMC Structured Pass Through Securities T-49 AF5 (STEP), 4.95%, 12/25/32	1,974,395	1,958,942
First Alliance Mortgage Loan Trust 1994-3 A1, 7.83%, 10/25/25	24,352	24,250
First Franklin Mortgage Loan Asset Backed Certificates 2004-FFA M3A, 6.37%, 03/25/24[7]	3,500,000	3,522,917
GE Capital Mortgage Services, Inc. 1998-HE1 A7, 6.47%, 06/25/28	6,889	6,869

	Issues	Principal Amount	Value

Bonds (continued) Asset-Backed Securities (continued)	Green Tree Financial Corp. 1994-1 A5, 7.65%, 04/15/19	$20,410	$21,141
	Green Tree Financial Corp. 1996-8 A6, 7.60%, 10/15/27	55,059	56,889
	Green Tree Financial Corp. 1998-6 A6, 6.27%, 06/01/30	58,295	58,384
	Green Tree Financial Corp. 1999-3 A5, 6.16%, 02/01/31	597,184	598,641
	Green Tree Home Improvement Loan Trust 1995-C B2, 7.60%, 07/15/20	540,419	535,719
	Green Tree Home Improvement Loan Trust 1995-F B2, 7.10%, 01/15/21	147,113	144,140
	Green Tree Home Improvement Loan Trust 1997-E HEM2, 7.48%, 01/15/29	39,034	39,072
	GSAMP Trust 2004-FM1 M2, 6.22%, 11/25/33[7]	2,810,000	2,852,062
	Home Equity Mortgage Trust 2004-1 M2, 6.22%, 06/25/34[7]	5,100,000	5,123,504
	IndyMac Home Equity Loan Asset-Backed Trust 2002-A M1, 5.57%, 05/25/33[7]	2,400,000	2,405,925
	IndyMac Manufactured Housing Contract 1998-2 A4, 6.64%, 12/25/27	540,139	522,420
	Irwin Home Equity 2001-2 M2, 6.07%, 07/25/26[7]	4,428	4,432
	Irwin Home Equity 2003-1 B1, 8.22%, 02/25/28[7]	3,530,000	3,667,721
	Irwin Home Equity 2003-A M2, 6.97%, 10/25/27[7]	2,705,000	2,744,919
	Keystone Owner Trust 1998-P1 M2, 7.93%, 05/25/25[4]	59,998	59,793
	Mellon Residential Funding Corp. 2001-HEIL A4, 6.62%, 02/25/21	101,489	101,405
	Mid-State Trust 6 A4, 7.79%, 07/01/35	72,131	74,017
	Morgan Stanley ABS Capital I 2004-NC2 M2, 6.02%, 12/25/33[7]	5,000,000	5,082,410
	Morgan Stanley Dean Witter Capital I 2002-HE1 M2, 6.12%, 07/25/32[7]	1,174,621	1,186,929
	New South Home Equity Trust 1999-1 A4 (STEP), 6.75%, 03/25/26	19,312	19,250
	Oakwood Mortgage Investors, Inc. 1998-A A4, 6.20%, 05/15/28	11,848	11,695
	Oakwood Mortgage Investors, Inc. 1998-B
	A3, 6.20%, 01/15/15	17,218	17,025
	A4, 6.35%, 03/15/17	861,992	856,177
	Oakwood Mortgage Investors, Inc. 2000-D A2, 6.74%, 07/15/18	23,313	23,272
	Oakwood Mortgage Investors, Inc. 2002-B AIO (IO), 6.00%, 05/15/10[6]†	101,217	16,468
	Option One Mortgage Loan Trust 1999-2 A5, 7.26%, 05/25/29	135,397	134,968

See accompanying notes to financial statements.

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2006

	Issues	Principal Amount	Value

Bonds (continued) Asset-Backed Securities (continued)	Renaissance Home Equity Loan Trust 2005-2 N, 5.19%, 07/25/35[4]	$996,502	$991,208
	Residential Asset Mortgage Products, Inc. 2001-RS1 AI4 (STEP), 7.51%, 03/25/31	622,973	621,108
	Residential Asset Securities Corp. 2002-KS8 A4, 4.58%, 11/25/30	647,127	642,792
	Residential Funding Mortgage Securities II, Inc. 1999-HI6 AI7 (STEP), 8.60%, 09/25/29	534,871	533,014
	Residential Funding Mortgage Securities II, Inc. 2000-HI1 AI7 (STEP), 8.29%, 02/25/25	57,868	58,136
	SACO I, Inc. 2004-1 AIO (IO) (STEP), 4.50%, 12/25/06[4,6]†	20,637,000	290,982
	SACO I, Inc. 2004-2 IO (IO) (STEP), 6.00%, 04/25/07[4,6]†	17,518,000	590,882
	SACO I, Inc. 2004-3A AIO (IO) (STEP), 6.00%, 12/25/07[4,6]†	16,327,000	706,792
	Saxon Asset Securities Trust 2002-1 M2, 6.02%, 11/25/31[7]	429,947	433,075
	Terwin Mortgage Trust 2003-5SL
	AX (IO), 10.00%, 10/25/34[6,7]†	210,000	253
	M2, 6.87%, 10/25/34[7]	205,194	205,542
	Terwin Mortgage Trust 2003-7SL AX (IO), 14.50%, 12/25/33[4,6]†	632,501	15,247
	Terwin Mortgage Trust 2004-2SL AX (IO), 10.25%, 02/25/34[4,6]†	3,208,336	103,350
	Terwin Mortgage Trust 2004-6SL AX (IO), 8.00%, 06/25/34[4,6,7]†	4,225,000	198,643
	Terwin Mortgage Trust 2004-10SL AX (IO), 6.00%, 09/25/34[4,6]†	15,033,333	643,306
	Terwin Mortgage Trust 2004-13AL 2PX (IO), 0.34%, 08/25/34[4,6]†	15,683,359	295,976
	Terwin Mortgage Trust 2005-11 1A1A (STEP), 4.50%, 11/25/36[4]†	2,458,117	2,442,591
	UCFC Home Equity Loan 1998-D BF1, 8.97%, 04/15/30	1,243	1,269
	Vanderbilt Acquisition Loan Trust 2002-1 A2, 4.77%, 10/07/18	11,982	11,977
	Vanderbilt Mortgage Finance 1999-B 1A4, 6.55%, 04/07/18	3,291	3,290
	Vanderbilt Mortgage Finance 1999-D IA3, 7.06%, 10/07/17	3,559	3,559
	Vanderbilt Mortgage Finance 2002-C A2, 4.23%, 02/07/15	862,241	856,028

	Total Asset-Backed Securities (Cost $57,239,102)		56,462,567

CORPORATES—7.88%²
Automotive —1.84%	DaimlerChrysler NA Holding Corp., 5.10%, 03/07/07[7]	1,140,000	1,140,714
	Ford Motor Credit Co. (MTN), 5.79%, 09/28/07[7]	1,600,000	1,536,307

	Issues	Principal Amount	Value

Bonds (continued) Corporates (continued) Automotive (continued)	General Motors Acceptance Corp.,
	6.13%, 09/15/06	$460,000	$457,928
	6.09%, 09/23/08[7] (MTN)	1,868,000	1,764,337

			4,899,286

Banking—2.16%	Chase Capital I, 7.67%, 12/01/26	2,600,000	2,727,702
	CS First Boston London,
	9.65%, 03/24/10[4,7]	2,286,000	2,032,688
	9.65%, 03/24/10[4,7]	1,136,000	1,010,120

			5,770,510

Basic Industry —1.37%	Oregon Steel Mills, Inc., 10.00%, 07/15/09	1,600,000	1,704,000
	Steel Dynamics, Inc., 9.50%, 03/15/09	1,875,000	1,966,406

			3,670,406

Communications — 0.17%	Sprint Capital Corp. (STEP), 4.78%, 08/17/06	450,000	449,113

Electric—0.95%	Dominion Resources, Inc., 5.26%, 09/28/07[7]	1,000,000	1,001,282
	Entergy Gulf States, Inc.,
	5.61%, 12/08/08[4,7]	1,000,000	1,001,178
	5.22%, 12/01/09[7]	550,000	544,191

			2,546,651

Finance—0.30%	Lehman Brothers Holdings, Inc. (MTN), 12.50%, 11/30/10[7]	883,000	808,916

Foreign Agencies —0.07%	Pemex Finance Ltd., 8.02%, 05/15/07	179,167	182,369

Transportation —1.02%	Air 2 US A, 8.03%, 10/01/20[4]	630,074	627,317
	Continental Airlines, Inc. 1997-2 A, 7.15%, 12/30/08	893,165	884,961
	Continental Airlines, Inc. 1998-2 A, 6.41%, 10/15/08	408,916	408,026
	Delta Air Lines Inc. 2003-1 G, 5.37%, 07/25/09[7,8]	794,626	796,132

			2,716,436

	Total Corporates (Cost $21,445,424)		21,043,687

MORTGAGE-BACKED—63.99%³
Non-Agency Mortgage-Backed —28.08%	Banc of America Funding Corp. 2003-2 1A1, 6.50%, 06/25/32	156,866	158,337
	Banc of America Mortgage Securities 2003-A 2A2, 4.57%, 02/25/33[7]	52,757	52,410
	Citigroup Mortgage Loan Trust, Inc. 2003-1 WA2, 6.50%, 10/25/33	1,927,199	1,949,387
	Citigroup Mortgage Loan Trust, Inc. 2003-UST1 A1, 5.50%, 12/25/18	1,223,078	1,206,643
	Citigroup Mortgage Loan Trust, Inc. 2004-2 2A1, 6.50%, 08/25/18[4]	1,592,286	1,599,664

See accompanying notes to financial statements.

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2006

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) Non-Agency Mortgage-Backed (continued)	Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41, 5.12%, 02/25/34[7]	$787,069	$773,286
	Countrywide Alternative Loan Trust 2004-J6 2A1, 6.50%, 11/25/31	1,306,332	1,316,538
	Countrywide Alternative Loan Trust 2005-14 4X (IO), 1.56%, 05/25/35[6,7]†	8,963,838	238,188
	Countrywide Alternative Loan Trust 2005-16 A5, 5.10%, 06/25/35[7]	2,616,567	2,642,885
	Countrywide Alternative Loan Trust 2005-27 2A1, 5.10%, 08/25/35[7]†	3,200,042	3,218,341
	Countrywide Alternative Loan Trust 2005-43 1A1, 5.37%, 10/25/35[7]	2,203,178	2,170,189
	Countrywide Alternative Loan Trust 2005-51 2A2A, 5.07%, 11/20/35[7]	3,068,356	3,077,947
	Countrywide Alternative Loan Trust 2005-59
	1A1, 5.11%, 11/20/35[7]	2,803,558	2,819,686
	2X (IO), 1.91%, 11/20/35[6,7]	11,754,024	470,161
	Countrywide Alternative Loan Trust 2005-61 2A1, 5.10%, 12/25/35[7]†	3,219,439	3,224,069
	Countrywide Alternative Loan Trust 2006-OA2 XIP (IO), 1.03%, 05/20/46[6]	16,490,000	850,266
	CS First Boston Mortgage Securities Corp. 2002-29 2A3, 7.00%, 10/25/32	218,146	218,092
	CS First Boston Mortgage Securities Corp. 2002-AR27 1A2, 5.97%, 10/25/32[7]	3,170,274	3,192,084
	CS First Boston Mortgage Securities Corp. 2003-AR24 2A4, 4.03%, 10/25/33[7]	3,020,000	2,938,883
	CS First Boston Mortgage Securities Corp. 2002-AR31 4A2, 5.35%, 11/25/32[7]	200,000	191,872
	CS First Boston Mortgage Securities Corp. 2004-1 2A1, 6.50%, 02/25/34	1,948,981	1,958,348
	DSLA Mortgage Loan Trust 2004-AR1 A2A, 5.19%, 09/19/44[7]	1,108,853	1,114,154
	DSLA Mortgage Loan Trust 2005-AR2 2A1A, 4.99%, 03/19/45[7]	2,726,580	2,752,338
	Fifth Third Mortgage Loan Trust 2002-FTB1 5A1, 4.74%, 11/19/32[7]	192,752	190,774
	First Horizon Asset Securities, Inc. 2002-AR2 2A1, 5.27%, 12/27/32[7]	257,871	256,885
	First Horizon Asset Securities, Inc. 2003-AR2 1A1, 4.44%, 07/25/33[7]	593,822	583,733
	GMAC Mortgage Corp. Loan Trust 2003-GH1 A5 (STEP), 5.60%, 07/25/34	116,846	115,541

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) Non-Agency Mortgage-Backed (continued)	Harborview Mortgage Loan Trust 2004-8 2A4A, 5.18%, 11/19/34[7]	$3,293,059	$3,302,729
	Harborview Mortgage Loan Trust 2005-1 X (IO), 0.56%, 03/19/35[6,7]	9,690,730	227,127
	Harborview Mortgage Loan Trust 2005-10 X (IO), 1.68%, 11/19/35[6,7]	18,245,419	558,766
	Harborview Mortgage Loan Trust 2005-11 2A1A, 5.09%, 08/19/45[7]	2,629,320	2,642,029
	Harborview Mortgage Loan Trust 2005-12 X2A (IO), 0.63%, 10/19/35[6,7]	47,424,762	652,090
	IndyMac Index Mortgage Loan Trust 2004-AR6 6A1, 5.48%, 10/25/34[7]	1,071,436	1,060,357
	IndyMac Index Mortgage Loan Trust 2004-AR8 2A2A, 5.22%, 11/25/34[7]	726,252	730,086
	IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO), 0.93%, 12/25/34[6,7]	6,800,361	174,259
	IndyMac Index Mortgage Loan Trust 2005-AR18 2A1B, 5.60%, 10/25/36[7]	3,375,756	3,436,264
	JPMorgan Mortgage Trust 2005-A5 2A1, 5.16%, 08/25/35[7]	2,518,504	2,488,536
	MASTR Adjustable Rate Mortgages Trust 2004-1 2A1, 3.60%, 01/25/34[7]	683,705	685,628
	MASTR Adjustable Rate Mortgages Trust 2004-5 3A1, 4.48%, 06/25/34[7]	876,256	873,098
	MASTR Adjustable Rate Mortgages Trust 2004-13 3A2, 3.79%, 12/21/34[7]	679,984	675,830
	MASTR Seasoned Securities Trust 2004-1 4A1, 5.19%, 10/25/32[7]	1,117,826	1,129,687
	MASTR Seasoned Securities Trust 2004-2 A2, 6.50%, 08/25/32	1,674,413	1,686,488
	MASTR Seasoned Securities Trust 2005-1 4A1, 5.80%, 10/25/32[7]†	1,469,022	1,478,663
	Mellon Residential Funding Corp. 1998-TBC1 A3 (STEP), 5.51%, 10/25/28[7]	491,921	495,768
	Residential Accredit Loans, Inc. 2002-QS17 NB1, 6.00%, 11/25/32	152,384	152,212
	Residential Asset Mortgage Products, Inc. 2003-SL1 A11, 7.13%, 03/25/16	1,393,034	1,410,484
	Residential Asset Mortgage Products, Inc. 2004-SL1
	A2, 8.50%, 11/25/31	586,836	612,619
	A7, 7.00%, 11/25/31	142,776	146,300
	A8, 6.50%, 11/25/31	893,532	903,287
	Residential Asset Securitization Trust 2004-IP2 2A1, 5.24%, 12/25/34[7]	1,748,022	1,736,703

See accompanying notes to financial statements.

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2006

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) Non-Agency Mortgage-Backed (continued)	Structured Asset Securities Corp. 2001-15A 4A1, 6.00%, 10/25/31[7]	$60,428	$60,232
	Structured Asset Securities Corp. 2002-8A 6A, 6.67%, 05/25/32[7]	8,813	8,854
	Washington Mutual, Inc. 2002-AR6:
	A, 5.15%, 06/25/42[7]†	954,193	957,395
	A1, 4.34%, 06/25/33[7]	1,565,974	1,543,354
	Washington Mutual, Inc. 2002-AR10 A6, 4.82%, 10/25/32[7]	204,383	202,779
	Washington Mutual, Inc. 2002-AR17 2A, 4.54%, 11/25/42[7]	1,354,830	1,335,893
	Washington Mutual, Inc. 2002-AR18 A, 4.12%, 01/25/33[7]	1,303,030	1,297,157
	Washington Mutual, Inc. 2005-AR1 A2A2, 5.07%, 01/25/45[7]	1,179,299	1,181,002
	Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS1 1A, 5.00%, 02/25/18	765,243	740,372
	Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS9 1A, 7.00%, 04/25/33	605,941	620,387
	Washington Mutual MSC Mortgage Pass-Through Certificates 2004-RA1 2A, 7.00%, 03/25/34	502,206	508,055

			74,995,191

U.S. Agency Mortgage-Backed —35.91%	Fannie Mae 1988-12 A, 10.00%, 02/25/18[7]	271,506	306,465
	Fannie Mae 1992-50 F, 5.34%, 04/25/07[7]	69,521	69,623
	Fannie Mae 1992-53 G, 7.00%, 04/25/07	36,952	37,099
	Fannie Mae 1993-80 S, 4.96%, 05/25/23[7]	20,558	19,282
	Fannie Mae 1993-210 PL, 6.50%, 04/25/23	621,231	624,898
	Fannie Mae 1994-55 S, 12.54%, 12/25/23[7]	17,459	19,057
	Fannie Mae 1997-23 PB, 6.63%, 01/25/22	111,554	112,947
	Fannie Mae 1998-58 PC, 6.50%, 10/25/28	1,775,907	1,817,400
	Fannie Mae 2000-27 AN, 6.00%, 08/25/30	31,961	32,166
	Fannie Mae 2001-31 SA, 7.28%, 11/25/17[7]	827,215	832,161
	Fannie Mae 2001-42 SB, 8.50%, 09/25/31[7]	12,115	12,856
	Fannie Mae 2001-60 JZ, 6.00%, 03/25/31	234,062	234,040
	Fannie Mae 2001-68 PV, 6.00%, 11/25/18	250,000	252,158

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) U.S. Agency Mortgage-Backed (continued)	Fannie Mae 2003-37 IG (IO), 5.50%, 05/25/32	$591,048	$91,219
	Fannie Mae 2003-85 IE (IO), 5.50%, 06/25/29	228,011	28,501
	Fannie Mae 2003-124
	IO (IO) 5.25%, 03/25/31	1,468,154	79,740
	TS, 9.80%, 01/25/34[7]	259,977	294,410
	Fannie Mae 2004-96 MT, 7.00%, 12/25/34[7]	444,399	455,305
	Fannie Mae 2005-47 SL, 7.50%, 06/25/35[7]	702,465	691,737
	Fannie Mae Pool 111643, 4.43%, 09/01/20[7]	36,066	35,807
	Fannie Mae Pool 190656, 6.50%, 02/01/14	535,808	551,017
	Fannie Mae Pool 254190, 5.50%, 02/01/09	782,471	780,132
	Fannie Mae Pool 303683, 6.50%, 08/01/25	23,257	23,857
	Fannie Mae Pool 523829, 8.00%, 11/01/19	610,023	650,974
	Fannie Mae Pool 545350, 6.50%, 11/01/16	2,054,634	2,104,431
	Fannie Mae Pool 555098, 5.17%, 11/01/32[7]	433,960	430,345
	Fannie Mae Pool 555177, 4.86%, 01/01/33[7]	539,575	532,209
	Fannie Mae Pool 555207, 7.00%, 11/01/17	124,981	127,153
	Fannie Mae Pool 555312, 5.70%, 01/01/33[7]	3,177,040	3,223,247
	Fannie Mae Pool 555705, 4.58%, 07/01/33[7]	2,253,486	2,276,466
	Fannie Mae Pool 567002, 8.00%, 05/01/23	280,347	296,632
	Fannie Mae Pool 582521, 7.00%, 05/01/31	74,865	77,206
	Fannie Mae Pool 630599, 7.00%, 05/01/32	487,482	502,334
	Fannie Mae Pool 646884, 5.54%, 05/01/32[7]	46,597	46,792
	Fannie Mae Pool 647903, 5.39%, 04/01/27[7]	284,526	292,565
	Fannie Mae Pool 648860, 6.50%, 05/01/17	1,696,266	1,737,434
	Fannie Mae Pool 655127, 7.00%, 07/01/32	100,957	103,818
	Fannie Mae Pool 655133, 7.00%, 08/01/32	102,819	105,753
	Fannie Mae Pool 655151, 7.00%, 08/01/32	258,961	266,956
	Fannie Mae Pool 655928, 7.00%, 08/01/32	64,483	66,448
	Fannie Mae Pool 735207, 7.00%, 04/01/34	1,672,354	1,723,709
	Fannie Mae Pool 735575, 5.50%, 12/01/18	2,101,115	2,091,976
	Fannie Mae Pool 735686, 6.50%, 12/01/22	2,233,374	2,296,712
	Fannie Mae Pool 735883, 6.00%, 03/01/33	2,739,426	2,742,852
	Fannie Mae Pool 745161, 3.12%, 10/01/33[7]	3,195,885	3,184,321

See accompanying notes to financial statements.

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2006

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) U.S. Agency Mortgage-Backed (continued)	Fannie Mae Pool 762525, 6.50%, 11/01/33	$268,653	$274,026
	Fannie Mae Pool 771153, 4.00%, 02/01/34[7]	4,029,463	4,056,654
	Fannie Mae Pool 805268, 4.65%, 01/01/35[7]	1,581,660	1,609,409
	Fannie Mae Pool 806513, 4.08%, 12/01/34[7]	3,451,705	3,413,659
	Fannie Mae Pool 811267, 4.46%, 12/01/34[7]	1,007,364	997,360
	Fannie Mae Pool 840634, 6.50%, 06/01/35	1,468,916	1,506,394
	Fannie Mae Strip 342 2 (IO), 6.00%, 10/01/33	365,911	90,245
	Freddie Mac 1214 KA, 5.58%, 02/15/22[7]	28,174	28,229
	Freddie Mac 1526 L, 6.50%, 06/15/23	64,503	65,735
	Freddie Mac 1610 PM, 6.25%, 04/15/22	39,057	39,081
	Freddie Mac 1625 FC, 4.25%, 12/15/08[7]	50,688	49,886
	Freddie Mac 1662 L, 4.11%, 01/15/19[7]	9,877	9,762
	Freddie Mac 1695 EA, 7.00%, 12/15/23	21,945	22,040
	Freddie Mac 1702 TJ, 7.00%, 04/15/13	303,142	310,676
	Freddie Mac 2043 CJ, 6.50%, 04/15/28	138,790	142,847
	Freddie Mac 2161 PG, 6.00%, 04/15/28	26,326	26,411
	Freddie Mac 2419 VG, 6.50%, 12/15/12	12,704	12,696
	Freddie Mac 2451 SP, 6.49%, 05/15/09[7]	12,264	12,292
	Freddie Mac 2459 GE, 6.50%, 04/15/31	91,615	91,570
	Freddie Mac 2469 AK, 6.00%, 04/15/30	831,519	831,157
	Freddie Mac 2500 PE, 6.00%, 06/15/31	814,633	820,688
	Freddie Mac 2527 TI (IO), 6.00%, 02/15/32	836,327	143,209
	Freddie Mac 2535 LI (IO), 5.50%, 08/15/26	82,821	4,557
	Freddie Mac 2561 BX (IO), 5.00%, 05/15/17	917,694	117,128
	Freddie Mac 2587 IH (IO), 5.00%, 08/15/25	2,000,000	188,017
	Freddie Mac 2594 VK, 5.00%, 02/15/23	1,077,460	1,066,861
	Freddie Mac 2625 IO (IO), 5.00%, 12/15/31	104,336	13,637
	Freddie Mac 2642 BW (IO), 5.00%, 06/15/23	104,983	18,832
	Freddie Mac 2657 LX (IO), 6.00%, 05/15/18	586,528	98,137
	Freddie Mac 2809 HX (IO), 6.00%, 10/15/24	1,113,285	82,585
	Freddie Mac 2835 IB (IO), 5.50%, 01/15/19	928,072	43,301
	Freddie Mac 2856 ST, 7.00%, 09/15/23[7]	791,220	770,573

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) U.S. Agency Mortgage-Backed (continued)	Freddie Mac 2905 JG, 7.00%, 09/15/34	$1,265,468	$1,271,901
	Freddie Mac 2906 NX (IO), 0.75%, 12/15/34[7]	11,991,643	116,582
	Freddie Mac 2971 AB, 5.00%, 05/15/20	450,073	427,391
	Freddie Mac 3022 KZ, 5.00%, 10/15/32	1,389,872	1,384,717
	Freddie Mac Gold A45796, 7.00%, 01/01/33	2,141,694	2,210,912
	Freddie Mac Gold C90237, 6.50%, 11/01/18	324,338	333,222
	Freddie Mac Gold C90474, 7.00%, 08/01/21	479,986	495,536
	Freddie Mac Gold D93410, 6.50%, 04/01/19	360,334	370,220
	Freddie Mac Gold E90474, 6.00%, 07/01/17	1,974,539	1,999,276
	Freddie Mac Gold G10616, 5.50%, 07/01/09	325,069	321,919
	Freddie Mac Gold G11454, 5.50%, 07/01/15	1,168,960	1,164,908
	Freddie Mac Gold G18087, 6.50%, 09/01/20	1,267,536	1,294,208
	Freddie Mac Gold O30092, 5.50%, 10/01/15	373,851	369,383
	Freddie Mac Gold P20295, 7.00%, 10/01/29	116,028	118,998
	Freddie Mac Gold P50019, 7.00%, 07/01/24†	21,298	21,747
	Freddie Mac Gold P50214, 6.50%, 02/01/34†	574,020	583,276
	Freddie Mac Gold P50230, 6.50%, 04/01/34†	1,729,222	1,757,106
	Freddie Mac Gold P60084, 6.00%, 03/01/16†	1,977,137	2,009,442
	Freddie Mac Pool 1B0202, 5.44%, 01/01/32[7]	3,366,435	3,374,005
	Freddie Mac Pool 1L0113, 5.72%, 05/01/35[7]	3,330,660	3,388,589
	Freddie Mac Pool 390381, 4.32%, 02/01/37[7]	569,918	568,920
	Freddie Mac Pool 775554, 4.52%, 10/01/18[7]	14,265	14,224
	Freddie Mac Pool 781163, 3.82%, 01/01/34[7]	3,421,100	3,410,374
	Freddie Mac Pool 781817, 4.12%, 08/01/34[7]	4,325,270	4,288,663
	Freddie Mac Pool 781908, 4.21%, 09/01/34[7]	2,890,135	2,862,608
	Freddie Mac Pool 788498, 5.79%, 02/01/30[7]	1,748,070	1,781,085
	Freddie Mac Pool 865369, 5.65%, 06/01/22[7]	8,499	8,532
	Freddie Mac Pool 972112, 6.09%, 01/01/33[7]	2,678,099	2,700,475
	Ginnie Mae 2003-28 LI (IO), 5.50%, 02/20/32	658,153	100,510
	Ginnie Mae 2003-40 IW (IO), 5.50%, 07/20/29	235,000	17,016
	Ginnie Mae 2003-58 IG (IO), 5.50%, 05/17/29	100,000	14,922
	Ginnie Mae 2003-75 CI (IO), 5.50%, 01/20/21	254,982	8,145

See accompanying notes to financial statements.

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2006

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) U.S. Agency Mortgage-Backed (continued)	Ginnie Mae 2003-95 SB, 5.39%, 09/17/31[7]	$339,638	$332,476
	Ginnie Mae 2004-2 FW, 6.03%, 01/16/34[7]	333,348	362,702
	Ginnie Mae 2004-41 IE (IO), 5.50%, 05/20/30	2,500,000	483,765
	Ginnie Mae 2004-42 AB, 6.00%, 03/20/32	553,477	554,879
	Ginnie Mae Pool 80546, 5.00%, 10/20/31[7]	168,680	168,874
	Ginnie Mae Pool 80610, 4.38%, 06/20/32[7]	2,863,117	2,846,151
	Ginnie Mae Pool 80614, 4.50%, 07/20/32[7]	287,811	287,977
	Ginnie Mae Pool 80687, 4.50%, 04/20/33[7]	1,501,963	1,495,482
	Ginnie Mae Pool 8339, 5.13%, 12/20/23[7]	169,571	170,568
	Ginnie Mae Pool 8684, 4.75%, 08/20/25[7]	259,901	261,865
	Ginnie Mae Pool 81018, 5.00%, 08/20/34[7]	900,699	908,430

			95,901,845

	Total Mortgage-Backed (Cost $172,313,861)		170,897,036

U.S. AGENCY SECURITIES—0.65%
U.S. Agency Securities—0.65%	Federal Home Loan Bank, 4.50%, 10/12/07	1,740,000	1,724,965

	Total U.S. Agency Securities (Cost $1,734,684)		1,724,965

	Total Bonds (Cost $252,733,071)		250,128,255

SHORT TERM INVESTMENTS 13.57%
Commercial Paper —8.37%	Alcoa, Inc., 4.66%[5], 04/18/06	2,800,000	2,794,563

	Ciesco LP 4.62%[5], 04/17/06	2,800,000	2,794,969
	CRC Funding LLC, 4.63%[5], 04/19/06	2,800,000	2,794,238
	Kitty Hawk Funding Corp., 4.66%[5], 04/12/06	2,800,000	2,796,738
	National Rural Utilities Cooperative Finance Corp., 4.57%[5], 04/18/06	2,800,000	2,794,668
	Preferred Receivables Funding Corp., 4.67%[5], 04/17/06	2,800,000	2,794,915
	Ranger Funding Co. LLC, 4.63%[5], 04/20/06	2,800,000	2,793,878
	Yorktown Capital LLC, 4.68%[5], 04/17/06	2,800,000	2,794,904

			22,358,873

Money Market Fund—0.51%	JPMorgan Prime Money Market Fund	1,362,954	1,362,954

	Issues	Principal Amount	Value

Short Term Investments (continued) U.S. Agency Discount Notes —4.69%	Fannie Mae,
	4.60%[5], 05/31/06[9]	$25,000	$24,811
	4.68%[5], 05/31/06[9]	8,000	7,939
	Federal Home Loan Bank,
	4.60%[5], 05/31/06	3,335,000	3,309,774
	Freddie Mac,
	4.60%[5], 05/22/06[9]	23,000	22,854
	4.68%[5], 06/13/06	9,230,000	9,143,986

			12,509,364

	Total Short Term Investments (Cost $36,232,513)		36,231,191

	Total Investments—107.23% (Cost $288,965,584)¹		286,359,446

	Liabilities in excess of Other Assets—(7.23)%		(19,302,821)

	Net Assets—100.00%		$267,056,625

FUTURES CONTRACTS: SHORT POSITIONS

Contracts		Unrealized Appreciation
33	Euro Dollars Ninety Day, March 2007	$65,158
99	U.S. Treasury Two Year Note, June 2006	34,858

	Net unrealized appreciation	$100,016

Notes:

¹	Cost for Federal income tax purposes is $288,970,013 and net unrealized depreciation consists of:

Gross unrealized appreciation	$1,109,361
Gross unrealized depreciation	(3,719,928)

Net unrealized (depreciation)	$(2,610,567)

[2]	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
[3]	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective date less than the stated maturity date.
[4]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2006 was $12,609,737 representing 4.72% of total net assets.
[5]	Represents annualized yield at date of purchase.
[6]	Illiquid Security.
[7]	Floating rate security. The rate disclosed is that in effect at March 31, 2006.
[8]	Security in default with regards to scheduled interest or principal payments.
[9]	Securities, or a portion there of, pledged as collateral with a value of $55,604 on 33 short Euro futures contracts and 99 short U.S. Treasury Note futures contracts.
†	Fair valued security. The aggregate value of fair valued securities is $18,810,721, which is 7.04% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

(IO): Interest only

(MTN): Medium term note

(STEP): Step coupon bond

See accompanying notes to financial statements.

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2006

Issues	Principal Amount	Value

BONDS 99.04%
ASSET-BACKED SECURITIES—22.68%³
ABFS Mortgage Loan Trust 2002-2 A7 (STEP), 5.22%, 07/15/33	$1,481,912	$1,464,855
Amresco Residential Securities Mortgage Loan Trust 1998-2 B1F, 7.72%, 06/25/28	153,802	152,360
Bayview Financial Acquisition Trust 2005-A A1, 5.32%, 02/28/40[4,7]†	3,000,000	3,003,188
Bear Stearns Asset Backed Securities, Inc. 2000-2 M2 (STEP), 8.28%, 08/25/30	5,995,000	6,174,059
Castle Trust 2003-1AW A1, 5.50%, 05/15/27[4,7]	4,399,350	4,401,308
Credit-Based Asset Servicing and Securitization 2006-CB1 AF2 (STEP), 5.24%, 01/25/36	7,685,000	7,629,796
Conseco Finance 2001-D A5 (STEP), 6.19%, 11/15/32	1,392,027	1,408,580
Conseco Finance Securitizations Corp. 2000-6 A4, 6.77%, 09/01/32	233,906	234,283
Conseco Finance Securitizations Corp. 2001-3 AIO (IO), 2.50%, 05/01/33[6]†	18,375,000	478,895
Countrywide Asset-Backed Certificates 2004-13 AV2, 5.08%, 05/25/34[7]	8,077,717	8,090,741
Countrywide Asset-Backed Certificates 2005-13 AF1, 4.71%, 04/25/36[7]	10,898,764	10,906,013
Countrywide Home Equity Loan Trust 2005-M A2, 4.87%, 02/15/36[7]	13,063,444	13,067,527
Equity One ABS, Inc. 2002-2 AF3, 5.77%, 10/25/32	504,589	503,674
First Alliance Mortgage Loan Trust 1994-3 A1, 7.83%, 10/25/25	7,305	7,275
First Franklin Mortgage Loan Asset Backed Certificates 2005-FF2 A2B, 5.00%, 03/25/35[7]	11,038,000	11,048,338
First Union Home Equity Loan Trust 1997-3 B, 7.39%, 03/25/29	125,846	114,582
Green Tree Financial Corp. 1994-1 A5, 7.65%, 04/15/19	1,204,198	1,247,312
Green Tree Financial Corp. 1995-10 A6, 7.05%, 01/15/27	1,433,013	1,453,256
Green Tree Home Improvement Loan Trust 1997-E HEM2, 7.48%, 01/15/29	1,040,915	1,041,909
Green Tree Recreational, Equipment & Consumer Trust 1996-D CTFS, 7.24%, 12/15/22	914,080	840,597

	Issues	Principal Amount	Value

Bonds (continued) Asset-Backed Securities (continued)	Greenpoint Mortgage Funding Trust 2005-HE2 A1, 4.95%, 04/15/30[7]†	$1,567,542	$1,565,673
	GSAMP Trust 2005-HE4 A2A, 4.94%, 08/25/35[7]	4,014,112	4,017,463
	Home Equity Mortgage Trust 2006-1 A1B, 4.95%, 05/25/36[7]†	11,750,000	11,763,321
	IndyMac Home Equity Loan Asset-Backed Trust 2004-1 A, 4.94%, 04/25/26[7]†	7,777,454	7,778,167
	Lehman ABS Manufactured Housing Contract 2001-B AIOC (IO), 0.05%, 05/15/41[6,7]†	424,346,026	7,197,174
	Mellon Residential Funding Corp. 2001-HEIL A4 (STEP), 6.62%, 02/25/21	1,826,805	1,825,298
	Merrill Lynch Mortgage Investors, Inc. 2006-WMC1 A2B, 4.96%, 01/25/37[7]†	5,139,000	5,141,805
	Morgan Stanley ABS Capital I 2004-NC2 M2, 6.02%, 12/25/33[7]	1,100,000	1,118,130
	Nomura Asset Acceptance Corp. 2006-S1 A1, 4.96%, 01/25/36[4,7]†	13,686,278	13,686,278
	North Street Referenced Linked Notes 2000-1, 6.41%, 04/28/11[4,6,7]†	1,800,000	1,062,000
	Oakwood Mortgage Investors, Inc. 2000-D A2, 6.74%, 07/15/18	20,758	20,722
	Oakwood Mortgage Investors, Inc. 2002-B
	AIO (IO), 6.00%, 05/15/10[6]†	14,884,868	2,421,705
	A1, 4.98%, 05/15/13[7]	667,458	573,548
	A2, 5.19%, 09/15/19	437,285	367,414
	Pegasus Aviation Lease Securitization 2000-1 B1, 8.08%, 03/25/30[4,6]†	8,806,150	103,032
	Residential Asset Mortgage Products, Inc. 2001-RS1 AI4 (STEP), 7.51%, 03/25/31	731,475	729,285
	Residential Asset Securities Corp. 2005-KS8 A1, 4.93%, 08/25/35[7]	4,212,416	4,215,652
	Structured Asset Receivables Trust 2003-1, 3.65%, 01/21/10[4,7]†	5,710,655	5,679,246
	Structured Asset Receivables Trust 2003-2, 4.91%, 01/21/09[4,7]†	2,112,420	2,100,802
	Structured Settlements Fund 1999-A A, 7.25%, 12/20/15[4]†	1,023,886	1,045,163
	Terwin Mortgage Trust 2003-5SL AX (IO), 10.00%, 10/25/34[6,7]†	6,530,000	7,856
	Terwin Mortgage Trust 2004-1HE A1, 5.33%, 02/25/344.7	389,972	390,467

See accompanying notes to financial statements.

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2006

	Issues	Principal Amount	Value

Bonds (continued) Asset-Backed Securities (continued)	Terwin Mortgage Trust 2004-7HE A1, 5.37%, 07/25/34[4,7]	$825,950	$826,459
	Terwin Mortgage Trust 2005-13SL A1B, 4.75%, 12/25/36[4]†	12,100,000	11,889,708
	Terwin Mortgage Trust 2005-9HGS A1, 4.00%, 08/25/35[4,7]†	7,109,519	6,953,288
	Terwin Mortgage Trust 2006-2HGS A2, 4.50%, 02/25/37[4,7]†	8,200,000	7,989,004
	Terwin Mortgage Trust 2006-4SL A2, 4.50%, 03/25/37[4]†	12,500,000	12,159,787

	Total Asset-Backed Securities (Cost $194,675,202)		185,896,995

CORPORATES—28.12%²
Automotive —5.07%	DaimlerChrysler NA Holding Corp., 5.10%, 03/07/07[7]	8,000,000	8,005,008
	Ford Motor Credit Co.,
	6.50%, 01/25/07	1,000,000	996,364
	5.88%, 03/21/07[7]	7,213,000	7,108,274
	6.63%, 06/16/08	6,420,000	6,079,477
	6.17%, 01/15/10[7]	4,070,000	3,686,199
	General Motors Acceptance Corp.,
	5.65%, 05/18/06[7]	1,000,000	997,180
	6.13%, 09/15/06	1,500,000	1,493,243
	4.38%, 12/10/07 (MTN)	4,560,000	4,230,754
	7.02%, 12/01/14[7]	9,823,000	8,961,768

			41,558,267

Banking—3.50%	BankAmerica Institutional A, 8.07%, 12/31/26[4]	2,250,000	2,376,059
	BankBoston Capital Trust II, 7.75%, 12/15/26	3,500,000	3,681,010
	CS First Boston London,
	9.65%, 03/24/10[4,7]	3,146,000	2,797,392
	9.65%, 03/24/10[4,7]	6,764,000	6,014,481
	Deutsche Bank Luxembourg SA, 6.83%, 12/28/07[4]	4,128,000	4,202,341
	JPMorgan Chase & Co. (MTN), 8.55%, 07/23/13[7]†	1,500,000	1,395,158
	Roslyn Bancorp, Inc., 5.75%, 11/15/07	6,900,000	6,890,630
	State Street Institution CAP-B., 8.04%, 03/15/27[4]	1,228,000	1,299,423

			28,656,494

Basic Industry —0.74%	Steel Dynamics, Inc., 9.50%, 03/15/09	5,800,000	6,082,750

Communications —2.28%	AT&T, Inc., 4.39%, 06/05/21[4]	3,400,000	3,395,281
	New England Telephone & Telegraph Co., 7.65%, 06/15/07	4,964,000	5,069,540
	Qwest Capital Funding, Inc., 7.75%, 08/15/06	7,250,000	7,331,563
	Sprint Capital Corp. (STEP), 4.78%, 08/17/06	2,891,000	2,885,302

			18,681,686

	Issues	Principal Amount	Value

Bonds (continued) Corporates (continued) Electric—4.85%	American Electric Power Co., Inc. (STEP), 4.71%, 08/16/07	$6,270,000	$6,211,564
	Cedar Brakes II LLC, 9.88%, 09/01/13[4]	7,452,501	8,428,652
	Dominion Resources, Inc., 5.26%, 09/28/07[7]	7,000,000	7,008,974
	Entergy Gulf States, Inc., 5.61%, 12/08/08[4,7]	5,230,000	5,236,161
	Georgia Power Capital Trust VI, 4.88%, 11/01/42	7,360,000	7,264,938
	Power Contract Financing LLC, 6.26%, 02/01/10[4]	3,070,000	3,088,279
	Power Receivables Finance LLC, 6.29%, 01/01/12[4]	2,486,367	2,499,379

			39,737,947

Finance—1.52%	Bear Stearns Cos., Inc. (The), 4.90%, 01/31/11[7]	3,210,000	3,215,425
	Countrywide Financial Corp., 5.17%, 03/24/09[7]	1,900,000	1,901,005
	Lehman Brothers Holdings, Inc.(MTN), 12.50%, 11/30/10[7]	3,293,000	3,016,717
	Meridian Funding Co. LLC, 4.74%, 10/06/09[4,7]	4,330,151	4,335,563

			12,468,710

Foreign Agencies —0.63%	Pemex Finance Ltd., 8.88%, 11/15/10	3,334,000	3,652,814
	Pemex Finance Ltd. 1992-2 A1, 9.69%, 08/15/09	1,400,000	1,503,089

			5,155,903

Insurance—1.41%	Farmers Insurance Exchange Capital, 6.00%, 08/01/14[4]	1,900,000	1,876,769
	Odyssey Re Holdings Corp., 7.65%, 11/01/13	1,226,000	1,231,404
	Zurich Capital Trust I, 8.38%, 06/01/37[4]	7,870,000	8,421,301

			11,529,474

Natural Gas —0.92%	Sempra Energy,
	4.62%, 05/17/07	5,000,000	4,956,845
	5.24%, 05/21/08[7]	2,575,000	2,579,532

			7,536,377

Real Estate Investment Trust (REIT)—3.64%	Brandywine Operating Partnership LP/PA, 5.75%, 04/01/12	3,200,000	3,181,542
	CPG Partners LP, 8.25%, 02/01/11	4,065,000	4,479,248
	Duke Realty LP, 5.20%, 12/22/06[7]	2,917,000	2,920,798
	Highwoods Properties, Inc., 7.00%, 12/01/06	8,985,000	9,047,967
	JDN Realty Corp., 6.95%, 08/01/07	5,000,000	5,032,095
	Westfield Capital Corp. Ltd, 4.98%, 11/02/07[4,7]	5,175,000	5,190,359

			29,852,009

See accompanying notes to financial statements.

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2006

	Issues	Principal Amount	Value

Bonds (continued) Corporates (continued) Secured Assets —0.61% Technology —0.11% Transportation —2.84%	Ingress I Ltd., 7.38%, 03/30/40[4]†	$5,490,000	$5,029,356

	Deluxe Corp., 3.50%, 10/01/07	900,000	862,810

	Air 2 US A, 8.03%, 10/01/20[4]	7,804,721	7,770,575
	American Airlines, Inc. 2001-2 A2, 7.86%, 04/01/13	3,069,000	3,268,051
	Continental Airlines, Inc. 1997-4 A, 6.90%, 07/02/19	3,242,071	3,304,796
	Continental Airlines, Inc. 1999-1 A, 6.55%, 08/02/20	3,942,968	3,997,545
	Continental Airlines, Inc. 2002-1 G2, 6.56%, 08/15/13	2,105,000	2,173,955
	Delta Air Lines, Inc. 2001-1
	A1, 6.62%, 09/18/12[9],[10]	337,941	342,888
	A2, 7.11%, 03/18/13[9],[10]	329,000	328,887
	Northwest Airlines, Inc. 2001-1 A1, 7.04%, 10/01/23[9],[10]	2,098,280	2,099,591
			23,286,288

	Total Corporates (Cost $233,380,821)		230,438,071

MORTGAGE-BACKED—30.37%³
Commercial Mortgage-Backed —1.90%	CS First Boston Mortgage Securities Corp. 2004-C2 A1, 3.82%, 05/15/36	9,950,109	9,397,414
	CS First Boston Mortgage Securities Corp. 2004-C5 A2, 4.18%, 11/15/37	5,800,000	5,582,184
	DLJ Mortgage Acceptance Corp. 1996-QA S (IO), 3.29%, 01/25/26[4,6,7]†	361,719	459
	DLJ Mortgage Acceptance Corp. 1997-CF1 A1B, 7.60%, 05/15/30[4]	564,746	572,713

			15,552,770

Non-Agency Mortgage-Backed —15.07%	Banco de Credito Y Securitizacion SA 2001-1 AF, 8.00%, 05/31/10[4,6]†	3,648,802	1,028,962
	BHN I Mortgage Fund 2000-1 AF, 8.00%, 03/31/11[4,6]†	3,760,878	1,062,918
	Blackrock Capital Finance LP 1997-R2 AP, 6.08%, 12/25/35[4,7]	37,618	37,642
	Citigroup Mortgage Loan Trust, Inc. 2003-1 WA2, 6.50%, 10/25/33	108,745	109,997
	Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41, 5.13%, 02/25/34[7]	393,535	386,643
	Countrywide Alternative Loan Trust 2005-14 4X (IO), 1.56%, 05/25/35[6,7]†	25,876,362	687,590
	Countrywide Alternative Loan Trust 2005-16 A1, 5.40%, 06/25/35[7]†	8,083,215	8,147,881
	Countrywide Alternative Loan Trust 2005-27 2A1, 5.10%, 08/25/35[7]†	4,508,524	4,534,306

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) Non-Agency Mortgage-Backed (continued)	Countrywide Alternative Loan Trust 2005-59 1A1, 5.11%, 11/20/35[7]	$9,476,817	$9,531,332
	Countrywide Alternative Loan Trust 2005-59 2X (IO), 1.91%, 11/20/35[6,7]	37,151,374	1,486,055
	Countrywide Alternative Loan Trust 2006-OA2 X1P (IO), 1.03%, 05/20/46[6,7]	48,210,000	2,485,828
	Countrywide Home Loan Mortgage Pass-Through Trust 2005-22 1A1, 5.37%, 11/25/35[7]	9,796,753	9,662,290
	DSLA Mortgage Loan Trust 2005-AR2 2A1A, 4.99%, 03/19/45[7]	9,348,274	9,436,588
	Harborview Mortgage Loan Trust 2005-1 X (IO), 0.56%, 03/19/35[6,7]	26,858,609	629,499
	Harborview Mortgage Loan Trust 2005-10 X (IO), 1.68%, 11/19/35[6,7]	42,194,048	1,292,193
	IndyMac Index Mortgage Loan Trust 2004-AR12
	A1, 5.21%, 12/25/34[7]	5,855,088	5,875,981
	AX2 (IO), 0.93%, 12/25/34[6,7]	19,389,277	496,850
	IndyMac Index Mortgage Loan Trust 2004-AR8 2A2A, 5.22%, 11/25/34[7]	5,077,446	5,104,256
	JPMorgan Mortgage Trust 2005-A5 2A1, 5.16%, 08/25/35[7]	6,378,784	6,302,881
	MASTR Adjustable Rate Mortgages Trust 2004-1 2A1, 3.60%, 01/25/34[7]	2,692,659	2,700,230
	MASTR Adjustable Rate Mortgages Trust 2004-5 3A1, 4.48%, 06/25/34[7]	4,631,639	4,614,949
	MASTR Seasoned Securities Trust 2004-1 4A1, 5.19%, 10/25/32[7]	4,471,305	4,518,750
	MASTR Seasoned Securities Trust 2005-1 4A1, 5.80%, 10/25/32[7]†	6,327,845	6,369,374
	Residential Asset Mortgage Products, Inc. 2004-SL1 A7, 7.00%, 11/25/31	3,203,744	3,282,838
	Residential Asset Mortgage Products, Inc. 2004-SL4 A3, 6.50%, 07/25/32	7,352,524	7,463,182
	SLH Mortgage Trust 1990-1 G, 9.60%, 03/25/21	13,874	13,830
	Washington Mutual 2002-AR17 2A, 4.54%, 11/25/42[7]	5,148,355	5,076,393
	Washington Mutual 2002-AR18 A, 4.12%, 01/25/33[7]	3,079,160	3,065,281
	Washington Mutual 2004-AR10 A2A, 4.88%, 07/25/44[7]	3,476,649	3,478,866
	Washington Mutual 2004-AR12 A4A, 4.88%, 10/25/44[7]	3,450,321	3,453,993
	Washington Mutual 2005-AR2 2A21, 5.15%, 01/25/45[7]	5,456,148	5,487,402

See accompanying notes to financial statements.

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2006

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) Non-Agency Mortgage-Backed (continued)	Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS2 3A1, 5.00%, 03/25/18	$5,880,469	$5,700,380

			123,525,160

U.S. Agency Mortgage-Backed —13.40%	Fannie Mae 1993-95 SB, 15.05%, 06/25/08[7]	71,236	78,119
	Fannie Mae 1997-44 SB (IO), 3.65%, 06/25/08[7]	862,887	30,099
	Fannie Mae 1997-76 FS, 5.23%, 09/17/27[7]	131,945	133,065
	Fannie Mae 2001-60 JZ, 6.00%, 03/25/31	509,951	509,903
	Fannie Mae 2003-90 UD (IO), 5.50%, 10/25/26	6,731,818	848,507
	Fannie Mae Pool 555177, 4.86%, 01/01/33[7]	230,219	227,076
	Fannie Mae Pool 567002, 8.00%, 05/01/23	293,698	310,759
	Fannie Mae Pool 735575, 5.50%, 12/01/18	8,065,699	8,030,618
	Fannie Mae Pool 735686, 6.50%, 12/01/22	8,076,208	8,305,246
	Fannie Mae Pool 745383, 4.34%, 12/01/35[7]	11,252,872	11,131,175
	Fannie Mae Pool 785307, 4.17%, 07/01/34[7]	11,727,236	11,638,522
	Fannie Mae Pool 817611, 5.37%, 11/01/35[7]	5,782,539	5,690,661
	Fannie Mae Strip 342 2 (IO), 6.00%, 10/01/33	1,140,159	281,197
	Freddie Mac 1164 O, 8.07%, 11/15/06[7],11	10,306	193
	Freddie Mac 2174 PN, 6.00%, 07/15/29	7,852,972	7,885,922
	Freddie Mac 2561 BX (IO), 5.00%, 05/15/17	1,769,745	225,877
	Freddie Mac 2603 LI (IO), 5.50%, 09/15/28	6,315,502	750,036
	Freddie Mac 2625 (IO), 5.00%, 12/15/31	6,538,400	854,607
	Freddie Mac Gold A24156, 6.50%, 10/01/31	3,358,294	3,433,722
	Freddie Mac Gold C46104, 6.50%, 09/01/29	94,312	96,630
	Freddie Mac Gold G11707, 6.00%, 03/01/20	6,690,636	6,774,457
	Freddie Mac Gold P50019, 7.00%, 07/01/24†	175,654	179,360
	Freddie Mac Pool 1B1928, 4.28%, 08/01/34[7]	10,531,643	10,457,423
	Freddie Mac Pool 1L0113, 5.73%, 05/01/35[7]	7,641,154	7,774,052
	Freddie Mac Pool 390381, 4.32%, 02/01/37[7]	244,250	243,822
	Freddie Mac Pool 781469, 3.14%, 04/01/34[7]	6,761,224	6,667,777
	Freddie Mac Pool 786781, 6.33%, 08/01/29[7]	423,942	434,828
	Freddie Mac Pool 847288, 3.15%, 05/01/34[7]	11,384,199	11,256,527

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) U.S. Agency Mortgage-Backed (continued)	Ginnie Mae 2003-28 LI (IO), 5.50%, 02/20/32	$2,728,927	$416,748
	Ginnie Mae 2003-40 IW (IO), 5.50%, 07/20/29	6,047,273	437,879
	Ginnie Mae 2003-75 CI (IO), 5.50%, 01/20/21	2,115,785	67,588
	Ginnie Mae Pool 1849, 8.50%, 08/20/24	4,129	4,466
	Ginnie Mae Pool 2020, 8.50%, 06/20/25	10,765	11,653
	Ginnie Mae Pool 2286, 8.50%, 09/20/26	7,014	7,530
	Ginnie Mae Pool 2487, 8.50%, 09/20/27	46,287	49,723
	Ginnie Mae Pool 422972, 6.50%, 07/15/29	103,634	107,642
	Ginnie Mae Pool 80589, 4.63%, 03/20/327	445,504	444,027
	Ginnie Mae Pool 80968, 5.00%, 07/20/347	4,008,912	4,013,970

			109,811,406

	Total Mortgage-Backed (Cost $257,060,993)		248,889,336

U.S. AGENCY SECURITIES—9.99%
U.S. Agency Securities—9.99%	Fannie Mae,
	2.63%, 01/19/07[6]	3,412,000	3,346,537
	3.25%, 01/15/08	6,518,000	6,319,801
	3.88%, 02/01/08[6]	5,652,000	5,536,366
	5.00%, 04/06/10	4,982,000	4,981,965
	Federal Home Loan Bank,
	4.50%, 10/12/07	8,185,000	8,114,273
	3.38%, 07/21/08	7,875,000	7,597,706
	4.25%, 09/26/08	10,910,000	10,714,907
	Freddie Mac,
	3.00%, 09/29/06	6,965,000	6,892,153
	2.88%, 12/15/06[6]	14,710,000	14,485,584
	3.25%, 11/02/07[6]	7,550,000	7,329,185
	3.25%, 02/25/08	6,790,000	6,562,005

	Total U.S. Agency Securities (Cost $82,432,823)		81,880,482

U.S. TREASURY SECURITIES—7.88%
U.S. Treasury Notes—7.88%	U.S. Treasury Notes,
	3.00%, 12/31/06	54,685,000	53,952,330
	3.00%, 11/15/07[8]	4,537,000	4,408,335
	3.13%, 09/15/08	6,424,000	6,175,577

	Total U.S. Treasury Securities (Cost $65,105,956)		64,536,242

	Total Bonds (Cost $832,655,795)		811,641,126

		Shares

PREFERRED STOCK 0.37%
Finance—0.37%	Woodbourne Pass-Through Trust, 5.79%, 12/31/94[4]	30	3,023,439

	Total Preferred Stock (Cost $3,000,000)		3,023,439

See accompanying notes to financial statements.

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2006

	Issues	Principal Amount	Value

SHORT TERM INVESTMENTS 1.41%
Commercial Paper —1.38%	Alcoa, Inc., 4.64%[5], 04/17/06	$3,120,000	$3,114,370
	DaimlerChrysler NA Holding Corp., 4.71%[5], 04/10/06	8,200,000	8,192,490

			11,306,860

Money Market Fund—0.03%	JPMorgan Prime Money Market Fund	236,000	236,000

	Total Short Term Investments (Cost $11,542,860)		11,542,860

	Total Investments—100.82% (Cost $847,198,655)¹		826,207,425

	Liabilities in Excess of Other Assets—(0.82)%		(6,726,991)

	Net Assets—100.00%		$819,480,434

FUTURES CONTRACTS: SHORT POSITIONS

Contracts		Unrealized Appreciation
47	U.S. Treasury Five Year Note, June 2006	$34,457

	Net unrealized appreciation	$34,457

FUTURES CONTRACTS: LONG POSITIONS

Contracts		Unrealized (Depreciation)
981	U.S. Treasury Two Year Note, June 2006	$(377,899)

	Net unrealized (depreciation)	$(377,899)

SWAPS: CREDIT DEFAULT (PURCHASED)

Notional Amount (000’s)		Unrealized (Depreciation)
478	Pay a fixed rate equal to 1.70% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Ace Securities Corp. 2004-RM2 B1, 6.52% due 01/25/35. Counterparty: Citigroup Inc. Expire 01/25/35	$(5,938)
478	Pay a fixed rate equal to 3.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Aegis Asset Backed Securities Trust 2004-5 B3, 8.32% due 12/25/34. Counterparty: Citigroup Inc. Expire 12/25/34	(9,858)

Notional Amount (000’s)		Unrealized (Depreciation)
478	Pay a fixed rate equal to 2.15% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AmeriQuest Mortgage Securities, Inc. 2004-R6 M3, 6.97% due 07/25/34. Counterparty: Citigroup Inc. Expire 07/25/34	$(6,244)
478	Pay a fixed rate equal to 1.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the CDC Mortgage Capital Trust 2004-HE3 B2, 6.77% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(5,642)
478	Pay a fixed rate equal to 1.80% and the Fund will receive from the counterparty at par including interest in the event of default of the Countrywide Asset-Backed Certificates 2004-12 MV8, 6.62% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(6,190)
478	Pay a fixed rate equal to 2.20% and the Fund will receive the counterparty at par in the event of default of the Countrywide Asset-Backed Certificates 2004-6 M8, 7.02% due 05/25/34. Counterparty: Citigroup Inc. Expire 05/25/34	(6,190)
796	Pay a fixed rate equal to 3.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC1 B, 7.82% due 01/25/34. Counterparty: Citigroup Inc. Expire 01/25/34	(10,316)
796	Pay a fixed rate equal to 2.15% and the Fund will receive from the counterparty at par including interest in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC2 M8, 6.97% due 06/25/34. Counterparty: Citigroup Inc. Expire 06/25/34	(10,316)
478	Pay a fixed rate equal to 1.70% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the GSAMP Trust 2005-HE1 B2, 6.52% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(6,393)

See accompanying notes to financial statements.

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2006

Notional Amount (000’s)		Unrealized (Depreciation)
478	Pay a fixed rate equal to 3.10% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Equity Asset Trust 2004-8 B3, 7.92% due 03/25/35. Counterparty: Citigroup Inc. Expire 03/25/35	$(6,685)
478	Pay a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Long Beach Mortgage Loan Trust 2004-2 M6, 7.07% due 06/25/34. Counterparty: Citigroup Inc. Expire 06/25/34	(6,022)
478	Pay a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Master Asset Backed Securities Trust 2004-WMC2 M5, 7.22% due 04/25/34. Counterparty: Citigroup Inc. Expire 04/25/34	(5,906)
478	Pay a fixed rate equal to 1.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-HE6 B2, 6.77% due 08/25/34. Counterparty: Citigroup Inc. Expire 08/25/34	(6,925)
478	Pay a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-NC5 B2, 7.07% due 05/25/34. Counterparty: Citigroup Inc. Expire 05/25/34	(6,479)
796	Pay a fixed rate equal to 2.70% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the New Century Home Equity Loan Trust 2004-4 M9, 7.52% due 02/25/35. Counterparty: Citigroup Inc. Expire 02/25/35	(9,067)
478	Pay a fixed rate equal to 1.85% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Residential Asset Securities Corp. 2004-KS10 M5, 6.67% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(6,010)

	Net unrealized (depreciation)	$(114,181)

Notes:

¹	Cost for Federal income tax purposes is $847,318,259 and net unrealized depreciation consists of:

Gross unrealized appreciation	$4,252,939
Gross unrealized depreciation	(25,363,773)

Net unrealized (depreciation)	$(21,110,834)

[2]	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
[3]	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective date less than the stated maturity date.
[4]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2006 was $148,977,234 representing 18.18% of total assets.
[5]	Represents annualized yield at date of purchase.
[6]	Illiquid Security.
[7]	Floating rate security. The rate disclosed is that in effect at March 31, 2006.
[8]	Securities, or a portion there of, pledged as collateral with a value of $295,379 on 47 short U.S. Treasury Five Year Note and 981 long U.S. Treasury Two Year Note futures contracts.
[9]	Security is currently in default with regards to scheduled interest or principal payments.
[10]	Non-income producing security.
[11]	IOette. This security represents the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s, however, a nominal amount of principal is assigned to an IOette. This amount is very small in relation to the interest flow that constitutes almost all of the IOette cash flow. The stated price and coupon are linked to that small principal amount therefore appear unusually large.
†	Fair valued security. The aggregate value of fair valued securities is $130,461,456, which is 15.92% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

(EMTN): Euro medium term note

(IO): Interest only

(MTN): Medium term note

(STEP): Step coupon bond

See accompanying notes to financial statements.

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2006

	Issues	Principal Amount	Value

BONDS 98.30%
ASSET-BACKED SECURITIES—10.89%³
	ABFS Mortgage Loan Trust 2002-2 A7 (STEP), 5.22%, 07/15/33	$96,324	$95,216
	Bayview Financial Acquisition Trust 2005-B 1A1 (STEP), 4.44%, 04/28/39	124,050	123,174
	Birch Real Estate CDO Ltd. 1A A1, 5.16%, 02/10/38[4]†	650,000	634,664
	Centex Home Equity 2005-A AF1 (STEP), 3.70%, 06/25/22	103,232	102,718
	Conseco Finance 2001-D A5 (STEP), 6.19%, 11/15/32	464,009	469,527
	Conseco Finance 2002-A A5 (STEP), 7.05%, 04/15/32	426,847	433,791
	Conseco Finance 2002-C BF2, 8.00%, 06/15/32[4]†	383,917	383,379
	Credit-Based Asset Servicing and Securitization LLC 2004-CB8 AF1, 3.63%, 12/25/35	103,007	102,443
	GMAC Mortgage Corp. Loan Trust 2006-HLTV A3, 5.59%, 10/25/29†	935,000	931,742
	Green Tree Home Improvement Loan Trust 1995-C B2, 7.60%, 07/15/20	220	218
	HPSC Equipment Receivables LLC 2003-1A F, 13.95%, 07/20/11[4]†	84,784	86,055
	JPMorgan RV Marine Trust 2004-1A A1, 3.12%, 04/15/11[4]	283,260	279,559
	Keystone Owner Trust 1998-P1 M2, 7.93%, 05/25/25[4]	111,996	111,614
	Mid-State Trust 2004-1 B, 8.90%, 08/15/37	355,889	357,185
	Oakwood Mortgage Investors, Inc. 1997-A A5, 7.13%, 05/15/27	147,032	148,267
	Oakwood Mortgage Investors, Inc. 2001-D
	A2, 5.26%, 01/15/19	257,126	163,008
	A3, 5.90%, 09/15/22	306,358	204,237
	Oakwood Mortgage Investors, Inc. 2002-B A1, 4.98%, 05/15/13[7]	74,162	63,728
	Residential Asset Mortgage Products, Inc. 2004-RS12 AI2, 3.77%, 02/25/27	675,000	670,075
	Structured Asset Receivables Trust 2003-1, 3.65%, 01/21/10[4,7]†	432,625	430,246
	Terwin Mortgage Trust 2005-9HGS A1, 4.00%, 08/25/35[4,7]†	509,027	497,841
	Terwin Mortgage Trust 2005-11 1A1A (STEP), 4.50%, 11/25/36[4]†	472,715	469,729
	UCFC Home Equity Loan 1998-D
	BF1, 8.97%, 04/15/30	3,657	3,732
	MF1, 6.91%, 04/15/30	369,846	370,034

	Total Asset-Backed Securities (Cost $7,461,122)		7,132,182

CORPORATES—24.60%²
Automotive —3.70%	Ford Motor Co., 7.45%, 07/16/31	279,000	208,553

	Issues	Principal Amount	Value

Bonds (continued) Corporates (continued) Automotive (continued)	Ford Motor Credit Co.,
	6.63%, 06/16/08	$100,000	$94,696
	8.63%, 11/01/10	319,000	305,901
	7.38%, 02/01/11	300,000	276,260
	7.25%, 10/25/11	416,000	379,491
	General Motors Acceptance Corp.,
	5.65%, 05/18/06[7]	190,000	189,464
	7.02%, 12/01/14[7]	105,000	95,794
	6.88%, 09/15/11	474,000	442,293
	General Motors Corp.,
	7.20%, 01/15/11	250,000	196,250
	7.70%, 04/15/16	108,000	79,110
	8.25%, 07/15/23	212,000	153,700

			2,421,512

Banking—3.89%	BankBoston Corp., 7.75%, 12/15/26	700,000	736,202
	CS First Boston London,
	9.65%, 03/24/10[4,7]	608,000	540,628
	9.65%, 03/24/10[4,7]	334,000	296,989
	Danske Bank A/S, 5.91%, 12/29/49[4,7]	120,000	120,684
	Greenpoint Capital Trust I, 9.10%, 06/01/27	227,000	244,960
	National Capital Trust II, 5.49%, 12/29/49[4,7]	327,000	316,645
	Providian Capital I, 9.53%, 02/01/27[4]	275,000	294,846

			2,550,954

Communications —1.44%	Qwest Corp.,
	5.63%, 11/15/08	489,000	487,778
	7.88%, 09/01/11	175,000	187,688
	Sprint Capital Corp. (STEP), 4.78%, 08/17/06	270,000	269,468

			944,934

Electric—2.52%	Cedar Brakes II LLC, 9.88%, 09/01/13[4]	389,326	440,321
	Entergy Louisiana LLC, 5.83%, 11/01/10	698,000	693,985
	Power Receivable Finance LLC, 6.29%, 01/01/12[4]	512,393	515,075

			1,649,381

Finance—1.01%	Lehman Brothers Holdings, Inc. (MTN), 12.50%, 11/30/10[7]	271,000	248,263
	Pemex Finance Ltd., 8.88%, 11/15/10	375,000	410,859

			659,122

Health Care —0.60%	HCA, Inc., 5.25%, 11/06/08	400,000	395,123

Insurance—3.24%	Fairfax Financial Holdings Ltd., 7.75%, 04/26/12	375,000	331,875
	Farmers Exchance Capital,
	7.05%, 07/15/28[4]	410,000	417,027
	7.20%, 07/15/48[4]	115,000	114,614
	Nationwide Mutual Insurance Co., 6.60%, 04/15/34[4]	440,000	427,693
	Stingray Pass-Through Trust, 5.90%, 01/12/15[4]	225,000	216,509

See accompanying notes to financial statements.

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2006

	Issues	Principal Amount	Value

Bonds (continued) Corporates (continued) Insurance (continued)	Zurich Capital Trust I, 8.38%, 6/01/37[4]	$575,000	$615,279

			2,122,997

Natural Gas —1.19%	El Paso Corp., 7.00%, 05/15/11	300,000	302,625
	Sempra Energy, 5.24%, 05/21/08[7]	475,000	475,836

			778,461

Real Estate Investment Trust (REIT)—3.91%	Brandywine Operating Partners LP/PA, 5.75%, 04/01/12	291,000	289,322
	Colonial Realty LP, 4.75%, 02/01/10	586,000	565,377
	CPG Partners L.P., 8.25%, 02/01/11	330,000	363,629
	EOP Operating LP, 5.59%, 10/01/10[7]	159,000	160,544
	Health Care Property Investors, Inc., 7.07%, 06/08/15	160,000	171,052
	Highwoods Properties, Inc., 7.13%, 02/01/08	790,000	808,403
	Prime Property Fund, Inc., 5.60%, 06/15/11[4]	206,000	204,953

			2,563,280

Transportation —3.10%	Air 2 US A, 8.03%, 10/01/20[4]	589,119	586,541
	American Airlines, Inc. 2001-2 A2, 7.86%, 04/01/13	20,000	21,297
	American Airlines, Inc. 2005-1 G, 5.11%, 03/29/14[4]†	490,250	480,751
	Continental Airlines, Inc. 1997-1 A, 7.46%, 10/01/16	15,139	14,712
	Continental Airlines, Inc. 1997-2 A, 7.15%, 12/30/08	77,408	76,697
	Continental Airlines, Inc. 1997-4 A, 6.90%, 07/02/19	234,085	238,613
	Continental Airlines, Inc. 1998-2 A, 6.41%, 10/15/08	123,593	123,324
	Continental Airlines, Inc. 1999-2 A1, 7.26%, 09/15/21	102,780	104,957
	Continental Airlines, Inc. 2000-2 A1, 7.71%, 10/02/22	78,182	81,346
	Delta Air Lines, Inc. 2000-1 A1, 7.38%, 11/18/11[9],10	53,006	53,427
	Northwest Airlines, Inc. 2001-1 A1, 7.04%, 10/01/23[9],10	154,654	154,751
	United AirLines, Inc. 2001-1 A1, 6.07%, 09/01/14	93,442	92,441

			2,028,857

	Total Corporates (Cost $16,364,576)		16,114,621

MORTGAGE-BACKED—20.63%³
Non-Agency Mortgage-Backed —9.88%	Banc of America Mortgage Securities 2003-1 2A4, 5.00%, 02/25/18	311,816	302,266
	Countrywide Alternative Loan Trust 2005-14 4X (IO), 1.57%, 05/25/35[6,7]†	1,889,869	50,218

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) Non-Agency Mortgage-Backed (continued)	Countrywide Alternative Loan Trust 2005-27
	2A1, 5.10%, 08/25/35[7]†	$684,084	$687,996
	3A2, 4.85%, 08/25/35[7]†	192,910	193,067
	Countrywide Alternative Loan Trust 2005-59 2X (IO), 1.91% 11/20/35[6,7]	3,075,038	123,002
	Countrywide Alternative Loan Trust 2006-OA2 X1P (IO), 1.03%, 05/20/46[6],7	3,830,000	197,484
	Countrywide Home Loan Mortgage Pass-Through Trust 2004-14 4A1, 5.13% 08/25/34[7]	997,493	960,715
	First Horizon Asset Securities, Inc. 2002-7 2A2, 5.25%, 12/25/17	344,291	341,723
	First Union Commercial Mortgage Trust 1999-C1 A2, 6.07%, 10/15/35	593,474	601,885
	Harborview Mortgage Loan Trust 2005-1 X (IO), 0.56%, 03/19/35[6,7]	1,907,142	44,699
	Harborview Mortgage Loan Trust 2005-10 X (IO), 1.68%, 11/19/35[6,7]	3,358,827	102,864
	IndyMac Index Mortgage Loan Trust 2004-A12 AX2 (IO), 0.93%, 12/25/34[6,7]	1,382,068	35,415
	IndyMac Index Mortgage Loan Trust 2004-AR6 6A1, 5.48%, 10/25/34[7]	357,520	353,823
	IndyMac Index Mortgage Loan Trust 2004-AR8 2A2A, 5.22%, 11/25/34[7]	388,387	390,437
	MASTR Seasoned Securities Trust 2004-2 A2, 6.50%, 08/25/32	379,884	382,624
	Residential Asset Mortgage Products, Inc. 2003-SL1 A41, 8.00%, 04/25/31	195,261	199,602
	Residential Asset Mortgage Products, Inc. 2004-SL1 A7, 7.00%, 11/25/31	235,057	240,860
	Residential Asset Securitization Trust 2004-IP2 2A1, 5.24%, 12/25/34[7]	344,307	342,078
	Washington Mutual, Inc. 2002-AR18 A, 4.12%, 01/25/33[7]	175,608	174,817
	Washington Mutual, Inc. 2004-AR10 A2A, 4.88%, 07/25/44[7]	271,738	271,911
	Washington Mutual, Inc. 2004-AR12 A4A, 4.88%, 10/25/44[7]	260,362	260,639
	Washington Mutual MSC Mortgage Pass-Through Certificates 2004-RA1 2A, 7.00%, 03/25/34	211,868	214,336

			6,472,461

U.S. Agency Mortgage-Backed —10.75%	Fannie Mae 1993-225 SG, 7.01%, 12/25/13[7]	301,496	296,402
	Fannie Mae 1993-80 S, 4.96%, 05/25/23[7]	64,245	60,255

See accompanying notes to financial statements.

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2006

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) U.S. Agency Mortgage-Backed (continued)	Fannie Mae 1994-55 S, 12.55%, 12/25/23[7]	$69,836	$76,228
	Fannie Mae 2001-52 YZ, 6.50%, 10/25/31	1,062,150	1,083,932
	Fannie Mae 2003-53 IA (IO), 5.50%, 10/25/28	331,646	35,467
	Fannie Mae Pool 253974, 7.00%, 08/01/31	126,044	129,872
	Fannie Mae Pool 527247, 7.00%, 09/01/26	326	336
	Fannie Mae Pool 545646, 7.00%, 09/01/26	225	232
	Fannie Mae Pool 549740, 6.50%, 10/01/27	173,367	177,088
	Fannie Mae Pool 727247, 5.00%, 09/01/33	260,839	249,106
	Fannie Mae Pool 735575, 5.50%, 12/01/18	568,632	566,159
	Fannie Mae Pool 735686, 6.50%, 12/01/22	613,051	630,437
	Fannie Mae Pool 764388, 4.97%, 03/01/34[7]	626,494	607,112
	Fannie Mae Pool 817611, 5.37%, 11/01/35[7]	437,335	430,386
	Fannie Mae Strip 342 2 (IO), 6.00%, 10/01/33	220,961	54,495
	Fannie Mae (TBA), 5.00%, 04/25/36	674,000	641,775
	Freddie Mac 1602 SN, 10.09%, 10/15/23[7]	14,590	15,186
	Freddie Mac 2174 PN, 6.00%, 07/15/29	572,979	575,383
	Freddie Mac 2451 SP, 6.49%, 05/15/09[7]	88,301	88,503
	Freddie Mac 2561 BX (IO), 5.00%, 05/15/17	412,962	52,708
	Freddie Mac 2845 PI (IO), 5.50%, 02/15/32	277,987	41,243
	Freddie Mac Gold A33262, 5.50%, 02/01/35	341,445	333,584
	Freddie Mac Gold G01673, 5.50%, 04/01/34	120,723	118,087
	Freddie Mac Gold P50019, 7.00%, 07/01/24†	35,699	36,452
	Ginnie Mae 2003-28 LI (IO), 5.50%, 02/20/32	308,208	47,068
	Ginnie Mae 2004-34 IA (IO), 5.50%, 12/20/31	440,000	35,988
	Ginnie Mae 2004-8 SE, 4.66%, 11/26/23[7]	369,068	343,731
	Ginnie Mae II Pool 80968, 5.00%, 07/20/34[7]	313,741	314,137

			7,041,352

	Total Mortgage-Backed (Cost $13,885,763)		13,513,813

U.S. TREASURY SECURITIES—42.18%
U.S. Principal Strip—5.06%	U.S. Principal Strip, 4.32%[5], 08/15/09	3,891,000	3,315,626

	Issues	Principal Amount	Value

Bonds (continued) U.S. Treasury Securities (continued) U.S. Treasury Notes—37.12%	U.S. Treasury Notes,
	3.00%, 12/31/06	$1,867,000	$1,841,986
	3.13%, 09/15/08	794,000	763,295
	3.38%, 10/15/09	7,770,000	7,409,122
	5.00%, 08/15/11[8]	1,325,000	1,337,060
	4.88%, 02/15/12	3,428,000	3,434,431
	4.25%, 11/15/14	9,966,000	9,528,433

			24,314,327

	Total U.S. Treasury Securities (Cost $28,227,387)		27,629,953

	Total Bonds (Cost $65,938,848)		64,390,569

SHORT TERM INVESTMENTS 2.00%
Commercial Paper—1.62%	Alcoa, Inc., 4.64%[5], 04/17/06	345,000	344,377
	DaimlerChrysler NA Holding Corp., 4.71%[5], 04/10/06	715,000	714,345

			1,058,722

Money Market Fund—0.38%	JPMorgan Prime Money Market Fund	250,900	250,900

	Total Short Term Investments (Cost $1,309,622)		1,309,622

	Total Investments—100.30% (Cost $67,248,470)¹		65,700,191

	Liabilities in Excess of Other Assets—(0.30)%		(199,285)

	Net Assets—100.00%		$65,500,906

FUTURES CONTRACTS: SHORT POSITIONS

Contracts		Unrealized Appreciation
5	U.S. Treasury Five Year Note, June 2006	$3,582

	Net unrealized appreciation	$3,582

FUTURES CONTRACTS: LONG POSITIONS

Contracts		Unrealized (Depreciation)
7	U.S. Treasury Two Year Note, June 2006	$(2,693)

	Net unrealized (depreciation)	$(2,693)

SWAPS: CREDIT DEFAULT (PURCHASED)

Notional Amount (000’s)		Unrealized (Depreciation)
35	Pay a fixed rate equal to 1.70% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ACE Securities Corp. 2004-RM2 B1, 6.52% due 01/25/35. Counterparty: Citigroup Inc. Expire 01/25/35	$(435)

See accompanying notes to financial statements.

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2006

Notional Amount (000’s)		Unrealized (Depreciation)
35	Pay a fixed rate equal to 3.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Aegis Asset Backed Securities Trust 2004-5 B3, 8.32% due 12/25/34. Counterparty: Citigroup Inc. Expire 12/25/34	$(722)
35	Pay a fixed rate equal to 2.15% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AmeriQuest Mortgage Securities, Inc. 2004-R6 M3, 6.97% due 07/25/34. Counterparty: Citigroup Inc. Expire 07/25/34	(457)
35	Pay a fixed rate equal to 1.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the CDC Mortgage Capital Trust 2004-HE3 B2, 6.77% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(413)
35	Pay a fixed rate equal to 1.80% and the Fund will receive from the counterparty at par including interest in the event of default of the Countrywide Asset-Backed Certificates 2004-12 MV8, 6.62% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(453)
35	Pay a fixed rate equal to 2.20% and the Fund will receive the counterparty at par in the event of default of the Countrywide Asset-Backed Certificates 2004-6 M8, 7.02% due 05/25/34. Counterparty: Citigroup Inc. Expire 05/25/34	(454)
58	Pay a fixed rate equal to 3.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC1 B, 7.82% due 01/25/34. Counterparty: Citigroup Inc. Expire 01/25/34	(756)
58	Pay a fixed rate equal to 2.15% and the Fund will receive from the counterparty at par including interest in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC2 M8, 6.97% due 06/25/34. Counterparty: Citigroup Inc. Expire 06/25/34	(756)
35	Pay a fixed rate equal to 1.70% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the GSAMP Trust 2005-HE1 B2, 6.52% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(468)
35	Pay a fixed rate equal to 3.10% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Equity Asset Trust 2004-8 B3, 7.92% due 03/25/35. Counterparty: Citigroup Inc. Expire 03/25/35	(490)

Notional Amount (000’s)		Unrealized (Depreciation)
35	Pay a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Long Beach Mortgage Loan Trust 2004-2 M6, 7.07% due 06/25/34. Counterparty: Citigroup Inc. Expire 06/25/34	$(441)
35	Pay a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the MASTR Asset Backed Securities Trust 2004-WMC2 M5, 7.22% due 04/25/34. Counterparty: Citigroup Inc. Expire 04/25/34	(433)
35	Pay a fixed rate equal to 1.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-HE6 B2, 6.77% due 08/25/34. Counterparty: Citigroup Inc. Expire 08/25/34	(507)
35	Pay a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-NC5 B2, 7.07% due 05/25/34. Counterparty: Citigroup Inc. Expire 05/25/34	(475)
58	Pay a fixed rate equal to 2.70% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the New Century Home Equity Loan Trust 2004-4 M9, 7.52% due 02/25/35. Counterparty: Citigroup Inc. Expire 02/25/35	(664)
35	Pay a fixed rate equal to 1.85% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Residential Asset Securities Corp. 2004-KS10 M5, 6.67% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(440)

	Net unrealized (depreciation)	$(8,364)

Notes:

¹	Cost for Federal income tax purposes is $67,356,465 and net unrealized depreciation consists of:

Gross unrealized appreciation	$270,459
Gross unrealized depreciation	(1,926,733)

Net unrealized (depreciation)	$(1,656,274)

[2]	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
[3]	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective date less than the stated maturity date.
[4]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2006 was $8,481,642 representing 12.95% of total net assets.

See accompanying notes to financial statements.

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2006

[5]	Represents annualized yield at date of purchase.
[6]	Illiquid security.
[7]	Floating rate security. The rate disclosed is that in effect at March 31, 2006.
[8]	Securities, or a portion there of, pledged as collateral with a value of $2,018 on 5 short U.S. Treasury Five Year Note and 7 long U.S. Treasury Two Year Note futures contracts.
[9]	Security is currently in default with regards to scheduled interest or principal payments.
[10]	Non-income producing security.
†	Fair valued security. The aggregate value of fair valued securities is $4,882,140 which is 7.45% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

(IO): Interest only

(MTN): Medium term note

(STEP): Step coupon bond.

(TBA): To be announced

See accompanying notes to financial statements.

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2006

Issues	Principal Amount	Value

BONDS 97.36%
ASSET-BACKED SECURITIES—13.33%³
ABFS Mortgage Loan Trust 2002-1 A5 (STEP), 6.51%, 12/15/32	$9,500,602	$9,612,809
Amresco Residential Securities Mortgage Loan Trust 1998-2 B1F, 7.72%, 06/25/28	205,069	203,147
Asset Backed Securities Corp Home Equity Loan Trust 2003-HE4 M2, 6.75%, 08/15/33[7]	21,415,000	21,675,169
Bayview Financial Acquisition Trust 2005-B 1A1 (STEP), 4.44%, 04/28/39	3,473,392	3,448,873
Centex Home Equity 2005-A AF1 (STEP), 3.70%, 06/25/22	491,581	489,133
Conseco Finance 2001-C
A4, 6.19%, 03/15/30	1,326,917	1,331,682
A5 (STEP), 6.79%, 08/15/33	7,848,000	7,939,445
Countrywide Home Equity Loan Trust 2005-M A2, 4.87%, 02/15/36[7]	23,327,579	23,334,869
DaimlerChrysler Auto Trust 2005-A A2, 3.17%, 09/08/07	4,048,006	4,040,588
Duke Funding Ltd. 2000-1A B1, 8.27%, 11/10/35[4]†	17,000,000	15,863,391
Embarcadero Aircraft Securitization Trust 2000-A A1, 5.23%, 08/15/25[4,7]	1,700,000	1,288,812
First Union Home Equity Loan Trust 1997-3 B, 7.39%, 03/25/29	289,445	263,538
FMAC Loan Receivables Trust 1998-CA A2, 6.66%, 01/15/12[4]	3,830,307	3,681,982
GMAC Mortgage Corp. Loan Trust 2003-HE2 A2, 3.14%, 06/25/25	188,703	187,703
Green Tree Recreational, Equipment & Consumer Trust 1996-D CTFS, 7.24%, 12/15/22	1,187,162	1,091,725
Greenpoint Mortgage Funding Trust 2005-HE2 A1, 4.95%, 04/15/30[7]†	3,112,329	3,108,619
IndyMac Home Equity Loan Asset-Backed Trust 2004-1 A, 4.94%, 04/25/26[7]†	13,966,221	13,967,501
Keystone Owner Trust 1998-P2 A5 (STEP), 7.90%, 01/25/29[4]	2,595,511	2,595,140
Nomura Asset Acceptance Corp., 2006-S1 A1, 4.96%, 01/25/36[4,7]†	9,042,720	9,042,720
North Street Referenced Linked Notes 2000-1A
C, 6.41%, 04/28/11[4,6,7]†	3,200,000	1,888,000
D1, 7.26%, 04/28/11[4,6,7]†	9,000,000	2,088,900

	Issues	Principal Amount	Value

Bonds (continued) Asset-Backed Securities (continued)	Oakwood Mortgage Investors, Inc. 2000-A M1, 8.30%, 04/15/30	$5,440,844	$285,242
	Oakwood Mortgage Investors, Inc. 2001-D
	A3, 5.90%, 09/15/22	444,219	296,144
	A4, 6.93%, 09/15/31	2,106,299	1,470,304
	Oakwood Mortgage Investors, Inc. 2002-B A2, 5.19%, 09/15/19	1,279,058	1,074,687
	Pamco CLO 1998-1A B2, 6.03%, 05/01/10[4,7]†	5,250,000	4,987,500
	Residential Asset Mortgage Products, Inc. 2000-RZ1 A3 (STEP), 8.77%, 10/25/29	854,943	852,345
	Residential Asset Mortgage Products, Inc. 2003-RS11 AI6A (STEP), 5.98%, 12/25/33	300,000	301,634
	Residential Funding Mortgage Securities II, Inc. 1999-HI6 AI7 (STEP), 8.60%, 09/25/29	1,691,135	1,685,266
	Residential Funding Mortgage Securities II, Inc. 2000-HI1 A17 (STEP), 8.29%, 02/25/25	964,467	968,937
	Signature 1 CBO, 0.00%, 10/15/09†	2,000,000	21,000
	Structured Asset Reveivables Trust 2003-1, 3.65%, 01/21/10[4,7]†	11,879,027	11,813,692
	Structured Asset Receivables Trust 2003-2, 4.91%, 01/21/09[4,7]†	5,641,852	5,610,822
	Terwin Mortgage Trust 2005-7SL A1, 5.09%, 07/25/35[4,7]	3,089,940	3,092,447
	Terwin Mortgage Trust 2006-2HGS A2, 4.50%, 03/25/37[4,7]†	15,370,000	14,974,512
	Terwin Mortgage Trust 2006-4SL A2, 4.50%, 03/25/37[4]†	23,030,000	22,403,192
	Van Kampen CLO II Ltd., 5.94%, 07/15/08[4,7]†	494,255	421,429
	Vanderbilt Acquisition Loan Trust 2002-1 A4, 6.57%, 05/07/27	5,280,000	5,355,466

	Total Asset-Backed Securities (Cost $213,893,935)		202,758,365

CORPORATES—23.94%²
Automotive —3.83%	Ford Motor Co.,
	7.13%, 11/15/25	7,245,000	5,125,837
	7.45%, 07/16/31	16,595,000	12,404,762
	9.98%, 02/15/47	7,289,000	6,013,425
	7.70%, 05/15/97	150,000	106,125
	Ford Motor Credit Co.,
	6.17%, 01/15/10[7]	1,000,000	905,700
	7.25%, 10/25/11	436,000	397,736
	General Motors Acceptance Corp.,
	6.88%, 09/15/11	296,000	276,200
	7.02%, 12/01/14[7]	17,886,000	16,317,845
	8.00%, 11/01/31	2,636,000	2,497,810

See accompanying notes to financial statements.

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2006

	Issues	Principal Amount	Value

Bonds (continued) Corporates (continued) Automotive (continued)	General Motors Corp.,
	7.70%, 04/15/16	$7,678,000	$5,624,135
	8.25%, 07/15/23	2,383,000	1,727,675
	8.10%, 06/15/24	1,179,000	825,300
	8.38%, 07/15/33	144,000	106,200
	7.38%, 05/23/48	9,500,000	5,985,000

			58,313,750

Banking—1.98%	Banc One Corp., 9.88%, 03/01/19	200,000	246,487
	BankAmerica Institutional A, 8.07%, 12/31/26[4]	350,000	369,609
	Bankers Trust Institutional Capital Trust B, 7.75%, 12/01/26[4]	500,000	525,638
	CS First Boston London
	9.65%, 03/24/10[4,7]	14,159,000	12,590,041
	9.65%, 03/24/10[4,7]	5,190,000	4,614,896
	Crestar Capital Trust I, 8.16%, 12/15/26	1,500,000	1,581,996
	First Chicago NBD Institution Capital A, 7.95%, 12/01/26[4]	5,229,000	5,491,360
	JPMorgan Chase & Co., 8.55%, 07/23/13[7]†	2,500,000	2,325,263
	National Capital Trust II, 5.49%, 12/29/49[4,7]	2,425,000	2,348,210

			30,093,500

Basic Industry —0.22%	Barrick Gold Finance Co., 5.80%, 11/15/34	3,555,000	3,297,732

Communications —1.99%	Charter Communications Co. Term Loan A, 5.75%, 04/27/10[9]	4,993,791	5,029,407
	Qwest Capital Funding, Inc., 7.75%, 8/15/06	24,670,000	24,947,537
	Verizon North, Inc., 5.63%, 01/01/21[4]	250,000	233,727

			30,210,671

Electric —3.28%	Calpine CCFC I Term Loan, 7.50%, 08/26/09[9]	10,559,487	11,311,851
	Cedar Brakes I LLC, 8.50%, 02/15/14[4]	7,828,164	8,592,107
	GWF Energy LLC, 6.13%, 12/30/11[4]	5,138,212	4,944,183
	Indianapolis Power & Light Co., 8.00%, 10/15/06	964,000	977,207
	Potomac Electric Power Co., 5.88%, 10/15/08	125,000	126,090
	Power Contract Financing LLC, 6.26%, 02/01/10[4]	5,550,000	5,583,045
	Swepco Capital Trust I, 5.25%, 10/01/43[7]	14,325,000	14,141,124
	Windsor Financing LLC, 5.88%, 07/15/17[4]	4,300,000	4,287,057

			49,962,664

Finance —1.12%	Bear Stearns Cos., Inc. (The), 4.90%, 01/31/11[7]	7,210,000	7,222,185
	Goldman Sachs Group, Inc., 5.35%, 01/15/16	4,523,000	4,376,767
	Lehman Brothers Holdings, Inc. (MTN), 12.50%, 11/30/10[7]	5,912,000	5,415,983

			17,014,935

Insurance —4.03%	Arch Capital Group Ltd., 7.35%, 05/01/34	100,000	107,410

	Issues	Principal Amount	Value

Bonds (continued) Corporates (continued) Insurance (continued)	Corporate-Backed Trust Certificates (IO), 1.25%, 10/15/29[6]†	$60,000,000	$7,377,000
	Fairfax Financial Holdings Ltd., 7.75%, 04/26/12	7,165,000	6,341,025
	Farmers Exchange Capital,
	7.05%, 07/15/28[4]	3,926,000	3,993,284
	7.20%, 07/15/48[4]	1,392,000	1,387,323
	Farmers Insurance Exchange, 8.63%, 05/01/24[4]	7,388,000	8,652,412
	Nationwide Mutual Insurance Co., 6.60%, 04/15/34[4]	14,619,000	14,210,092
	TIG Capital Trust I, 8.60%, 01/15/27[4]	5,440,000	4,107,200
	ZFS Finance USA Trust I, 6.45%, 12/15/65[4]	1,800,000	1,735,182
	Zurich Capital Trust I, 8.38%, 06/01/37[4]	12,516,000	13,392,758

			61,303,686

Natural Gas —0.49%	National Fuel Gas Co., 7.38%, 06/13/25	6,813,000	7,441,915

Real Estate Investment Trust (REIT) —1.34%	Duke Realty Corp., 5.20%, 12/22/06[7]	570,000	570,742
	Equity One, Inc.,
	6.00%, 09/15/16	2,862,000	2,844,828
	3.88%, 04/15/19	270,000	256,116
	First Industrial LP, 5.75%, 01/15/16	2,590,000	2,524,841
	Highwoods Properties, Inc.,
	7.00%, 12/01/06	3,900,000	3,927,331
	7.50%, 04/15/18	9,527,000	10,233,656
	Prime Property Funding, 5.60%, 06/15/11[4]	118,000	117,400

			20,474,914

Secured Assets —0.88%	Ingress I Ltd.
	B-A, 7.38%, 03/30/40[4]†	9,745,000	8,927,336
	C-A, 8.01%, 03/30/40[4,6]†	13,717,049	4,499,192

			13,426,528

Transportation —4.78%	Air 2 US A, 8.03%, 10/01/20[4]	14,810,506	14,745,710
	American Airlines, Inc. 1994 A4, 9.78%, 11/26/11	5,377,116	4,730,921
	Continental Airlines, Inc. 1997-1 A, 7.46%, 10/01/16	890,783	865,709
	Continental Airlines, Inc. 1997-4 A, 6.90%, 07/02/19	3,456,649	3,523,525
	Continental Airlines, Inc. 1998-2 A, 6.41%, 10/15/08	1,274,774	1,271,998
	Continental Airlines, Inc. 1999-1 A, 6.55%, 08/02/20	461,658	468,048
	Continental Airlines, Inc. 1999-2 A1, 7.26%, 09/15/21	11,243,395	11,481,623
	Continental Airlines, Inc. 2000-1 A2, 7.92%, 11/01/11	2,000,000	2,083,930
	Continental Airlines, Inc. 2000-2 A2, 7.49%, 04/02/12	2,000,000	2,076,391
	Delta Air Lines, Inc. 2000-1
	A1, 7.38%, 11/18/11[8,11]	913,329	920,594
	A2, 7.57%, 05/18/12[8,11]	3,385,000	3,387,116

See accompanying notes to financial statements.

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2006

	Issues	Principal Amount	Value

Bonds (continued) Corporates (continued) Transportation (continued)	Northwest Airlines Corp. Term Loan A, 8.33%, 11/19/09[9]	$4,000,000	$4,063,928
	Northwest Airlines, Inc. 2001-1 A1, 7.04%, 10/01/23[8,11]	58,518	58,554
	United AirLines, Inc. 2000-2 A1, 7.03%, 04/01/12	7,281,165	7,399,484
	United AirLines, Inc. 2001-1 A1, 6.07%, 09/01/14	15,783,128	15,614,094

			72,691,625

	Total Corporates (Cost $369,700,303)		364,231,920

MORTGAGE-BACKED—27.74%³
Commercial Mortgage-Backed —3.26%	Commercial Mortgage Acceptance Corp. 1998-C2 A3, 6.04%, 09/15/30	13,425,000	13,608,827
	GMAC Commercial Mortgage Securities, Inc. 1998-C2 X (IO), 0.55%, 05/15/23[6,7]	234,361,765	4,375,089
	LB-UBS Commercial Mortgage Trust 2000-C4 A2, 7.37%, 08/15/26	15,155,000	16,221,247
	Prudential Commercial Mortgage Trust 3.67%, 02/11/36	16,171,494	15,404,112

			49,609,275

Non-Agency Mortgage-Backed —11.06%	Banco de Credito Y Securitizacion 2001-1 AF, 8.00%, 05/31/10[4,6]†	4,170,060	1,175,957
	Banc of America Mortgage Securities 2003-1 2A4, 5.00%, 02/25/18	224,507	217,632
	BHN I Mortgage Fund 1997-2
	A1, 6.10%, 05/31/17[4,6,7,8]†	3,042,464	846,565
	A2, 7.54%, 05/31/17[4,6,8]†	5,425,036	1,509,516
	BHN I Mortgage Fund 2000-1 AF, 8.00%, 03/31/11[4,6]†	2,507,252	708,612
	Blackrock Capital Finance LP 1997-R2 AP, 6.08%, 12/25/35[4,7]	9,405	9,410
	Citigroup Mortgage Loan Trust, Inc. 2004-RR2 A2, 4.76%, 05/25/34[4,7]†	19,094,440	17,654,143
	Countrywide Alternative Loan Trust 2005-14 4X (IO), 1.56%, 05/25/35[6]†	50,327,498	1,337,309
	Countrywide Alternative Loan Trust 2005-16 A1, 5.40%, 06/25/35[7]†	16,337,503	16,468,203
	Countrywide Alternative Loan Trust 2005-27 2A1, 5.10%, 08/25/35[7]†	18,107,554	18,211,102
	Countrywide Alternative Loan Trust 2005-43 1A1, 5.37%, 10/25/35[7]	17,889,055	17,621,195
	Countrywide Alternative Loan Trust 2005-59 2X (IO), 1.91%, 11/20/35[6]	67,021,060	2,680,842

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) Non-Agency Mortgage-Backed (continued)	Countrywide Alternative Loan Trust 2006-OA2 X1P (IO), 1.03%, 05/20/46[6]	$88,370,000	$4,556,578
	Countrywide Home Loan Mortgage Pass-Through Trust 2004-14 4A1, 5.13%, 08/25/34[7]	15,990,153	15,400,596
	Countrywide Home Loan Mortgage Pass-Through Trust 2005-22 1A1, 5.37%, 11/25/35[7]	18,151,984	17,902,843
	Countrywide Home Loan Mortgage Pass-Through Trust 2005-HYB5 4A1, 5.19%, 09/20/35[7]	17,478,747	16,987,297
	Credit Suisse Mortgage Capital Certificate 2006-C1 A3, 5.71%, 02/15/39†	10,205,000	10,323,562
	DLJ Mortgage Acceptance Corp. 1996-QA S (IO), 3.27%, 01/25/26[4,6,7]†	313,889	399
	Harborview Mortgage Loan Trust 2005-1 X (IO), 0.56%, 03/19/35[6,7]	58,396,745	1,368,674
	Harborview Mortgage Loan Trust 2005-10 X (IO), 1.68%, 11/19/35[6,7]	64,968,059	1,989,647
	IndyMac Index Mortgage Loan Trust 2004-AR5 2A1B, 5.22%, 08/25/34[7]	248,144	248,394
	IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO), 0.93%, 12/25/34[6,7]	38,617,252	989,567
	JPMorgan Mortgage Trust 2003-A2 2A3, 4.70%, 11/25/33[7]	305,000	290,894
	J.P. Morgan Mortgage Trust 2004-A5 4A4, 4.85%, 12/25/34[7]	400,000	382,802
	MASTR Seasoned Securities Trust 2004-1 4A1, 5.19%, 10/25/32[7]	285,716	288,748
	MASTR Seasoned Securities Trust 2004-2 A2, 6.50%, 08/25/32	11,104,307	11,184,386
	Morgan Stanley Dean Witter Capital I 2000-LIFE A2, 7.57%, 11/15/36	5,990,000	6,390,517
	Ocwen Residential MBS Corp. 1998-R2 AP, 6.73%, 11/25/34[4,7]†	85,388	88,847
	Residential Asset Mortgage Products, Inc. 2004-SL1 A8, 6.50%, 11/25/31	158,850	160,584
	Ryland Mortgage Securities Corp. 1994-5 M3, 5.07%, 10/25/23[7]†	534,740	532,641
	Structured Asset Securities Corp. 1997-2 2A4, 7.25%, 03/28/30	32,184	32,068
	Structured Asset Securities Corp. 2001-15A 4A1, 6.00%, 10/25/31[7]	6,398	6,378

See accompanying notes to financial statements.

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2006

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) Non-Agency Mortgage-Backed (continued)	Structured Asset Securities Corp. 2002-8A 6A, 6.67%, 05/25/32[7]	$6,436	$6,466
	Structured Mortgage Asset Residential Trust 1991-7 I, 8.50%, 12/25/22[6],[12]†	10,040	2,018
	Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS2 3A1, 5.00%, 03/25/18	261,559	253,549
	Wells Fargo Mortgage Backed Securities Trust 2004-G A3, 4.77%, 06/25/34[7]	445,000	421,559

			168,249,500

U.S. Agency Mortgage-Backed —13.42%	Collateralized Mortgage Obligation Trust 57 D, 9.90%, 02/01/19	11,454	11,534
	Fannie Mae 1989-27 Y, 6.90%, 06/25/19	2,878	2,919
	Fannie Mae 1989-69 G, 7.60%, 10/25/19	1,506	1,568
	Fannie Mae 1992-83 Z, 7.00%, 06/25/22	68,269	69,209
	Fannie Mae 1992-123 Z, 7.50%, 07/25/22	10,534	10,969
	Fannie Mae 1993-29 PK, 7.00%, 03/25/23	202,000	207,782
	Fannie Mae 1993-132 D (PO), 6.42%[5] 10/25/22	585,799	481,907
	Fannie Mae 1993-199 SD (IO), 0.88%, 10/25/23[7]	1,808,065	41,618
	Fannie Mae 1994-55 H, 7.00%, 03/25/24	130,000	134,808
	Fannie Mae 1997-34 SA, 18.55%, 10/25/23[7]	53,948	83,677
	Fannie Mae 1997-44 SB (IO), 3.65%, 06/25/08[7]	302,010	10,535
	Fannie Mae 2003-52 SV, 6.44%, 05/25/31[7]	7,188,235	7,026,558
	Fannie Mae 2003-53 IA (IO), 5.50%, 10/25/28	9,954,522	1,064,562
	Fannie Mae 2003-91 IQ (IO), 5.50%, 06/25/26	13,917,204	1,180,968
	Fannie Mae G92-36 Z, 7.00%, 07/25/22	1,895	1,951
	Fannie Mae Pool 233672, 5.96%, 09/01/23[7]	35,641	36,802
	Fannie Mae Pool 254232, 6.50%, 03/01/22	126,978	130,217
	Fannie Mae Pool 308798, 5.85%, 04/01/25[7]	20,141	20,369
	Fannie Mae Pool 312155, 6.17%, 03/01/25[7]	36,828	37,168
	Fannie Mae Pool 545191, 7.00%, 09/01/31	100,331	103,378
	Fannie Mae Pool 633698, 7.50%, 02/01/31	23,631	24,726
	Fannie Mae Pool 655928, 7.00%, 08/01/32	203,631	209,835
	Fannie Mae Pool 725257, 5.50%, 02/01/34	18,580,292	18,178,614
	Fannie Mae Pool 727247, 5.00%, 09/01/33	6,870,041	6,561,016

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) U.S. Agency Mortgage-Backed (continued)	Fannie Mae Pool 735575, 5.50%, 12/01/18	$15,808,771	$15,740,011
	Fannie Mae Pool 735883, 6.00%, 01/01/33	18,144,707	18,167,400
	Fannie Mae Pool 765387, 6.00%, 08/01/34	277,637	277,841
	Fannie Mae Pool 781415, 3.28%, 04/01/34	17,425,368	17,164,802
	Fannie Mae Pool 817611, 5.37%, 11/01/35[7]	12,233,407	12,039,033
	Fannie Mae (TBA), 4.50%, 04/25/36	25,740,000	23,745,150
	Fannie Mae (TBA), 5.00%, 04/25/36	13,885,000	13,221,130
	Freddie Mac 165 K, 6.50%, 09/15/21	1,598	1,593
	Freddie Mac 1004 H, 7.95%, 10/15/20	2,534	2,530
	Freddie Mac 1073 G, 7.00%, 05/15/21	7,063	7,059
	Freddie Mac 1164 O, 8.07%, 11/15/06[7],12	10,306	193
	Freddie Mac 1515 SA, 8.61%, 05/15/08[7]	53,103	53,857
	Freddie Mac 1980 Z, 7.00%, 07/15/27	922,477	945,716
	Freddie Mac 2098 TZ, 6.00%, 01/15/28	724,000	716,785
	Freddie Mac 2209 TC, 8.00%, 01/15/30	283,952	299,604
	Freddie Mac 2316 PB, 6.50%, 09/15/30	96,596	96,453
	Freddie Mac 2603 LI (IO), 5.50%, 09/15/28	16,848,129	2,000,902
	Freddie Mac 2625 (IO), 5.00%, 12/15/31	17,806,706	2,327,440
	Freddie Mac 2627 NI (IO), 5.00%, 04/15/29	12,949,122	1,392,110
	Freddie Mac 2642 BW (IO), 5.00%, 06/15/23	206,466	37,035
	Freddie Mac 2845 PI (IO), 5.50%, 02/15/32	171,950	25,511
	Freddie Mac Gold A24156, 6.50%, 10/01/31	5,105,369	5,220,037
	Freddie Mac Gold C46104, 6.50%, 09/01/29	204,146	209,164
	Freddie Mac Gold C55789, 7.50%, 10/01/27	72,939	76,478
	Freddie Mac Gold C90573, 6.50%, 08/01/22	992,603	1,017,087
	Freddie Mac Gold G01601, 4.00%, 09/01/33	259,818	232,303
	Freddie Mac Gold G01611, 4.00%, 09/01/33	97,578	87,244
	Freddie Mac Gold G01673, 5.50%, 04/25/34	4,416,993	4,320,546
	Freddie Mac Gold G11707, 6.00%, 03/01/20	12,801,677	12,962,057
	Freddie Mac Gold P50019, 7.00%, 07/01/24†	1,478,459	1,509,645
	Freddie Mac Pool 781469, 3.14%, 04/01/34[7]	12,276,109	12,106,440
	Freddie Mac Pool 847288, 3.15%, 05/01/34[7]	20,585,500	20,354,638

See accompanying notes to financial statements.

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2006

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) U.S. Agency Mortgage-Backed (continued)	Ginnie Mae 2000-22 SG (IO), 6.05%, 05/16/30[7]	$4,825,223	$743,542
	Ginnie Mae 2001-2 PB, 7.00%, 07/20/30	68,458	68,428
	Ginnie Mae 2002-69 SB (IO), 1.87%, 06/20/28[7]	3,071,826	31,219
	Ginnie Mae 2003-28 LI (IO), 5.50%, 02/20/32	7,265,951	1,109,620
	Ginnie Mae Pool 81018, 5.00%, 08/20/34[7]	193,007	194,663

			204,137,956

	Total Mortgage-Backed (Cost $437,677,555)		421,996,731

U.S. AGENCY SECURITIES—0.84%
Foreign Sovereign —0.84%	Indonesia Government Aid Bond, 9.30%, 07/01/20	10,621,250	12,860,772

	Total U.S. Agency Securities (Cost $13,951,354)		12,860,772

U.S. TREASURY SECURITIES —31.51%
U.S. Treasury Bonds—10.72%	U.S. Principal Strip, 4.32%[5], 08/15/09	98,140,000	83,627,744
	U.S. Treasury Bonds,
	8.13%, 08/15/19	11,399,000	14,795,549
	6.13%, 11/15/27	56,792,000	64,671,947

			163,095,240

U.S. Treasury Notes—20.79%	U.S. Treasury Notes,
	3.38%, 10/15/09	33,326,000	31,778,174
	5.00%, 08/15/11	78,695,000	79,411,282
	4.88%, 02/15/12	92,418,000	92,591,376
	4.25% 11/15/14[10]	117,768,000	112,597,278

			316,378,110

	Total U.S. Treasury Securities (Cost $488,983,290)		479,473,350

	Total Bonds (Cost $1,524,206,437)		1,481,321,138

		Shares

PREFERRED STOCK 0.33%
Finance—0.33%	Woodbourne Pass-Through Trust, 5.79%, 12/31/49[4]	50	5,039,065

	Total Preferred Stock (Cost $5,000,000)		5,039,065

	Issues	Principal Amount	Value

SHORT TERM INVESTMENTS 6.02%
Commercial Paper—3.82%	Alcoa, Inc.,
	4.64%[5], 04/17/06	$5,845,000	$5,834,453
	4.82%[5], 05/16/06	915,000	909,732
	DaimlerChrysler NA Holding Corp.,
	4.82%[5], 05/01/06	25,000,000	24,906,278
	4.85%[5], 05/10/06	6,000,000	5,970,092
	Kitty Hawk Funding Corp., 4.76%[5], 04/04/06	1,500,000	1,499,802
	Preferred Receivables Funding Corp., 4.74%[5], 04/24/06	19,000,000	18,947,465

			58,067,822

Money Market Fund—2.20%	JPMorgan Prime Money Market Fund	33,427,000	33,427,000

U.S. Agency Discount Notes—0.00%#	Fannie Mae, 4.64%[5], 05/31/06[10]	5,000	4,962

	Total Short Term Investments (Cost $91,499,785)		91,499,784

	Total Investments—103.71% (Cost $1,620,706,222)¹		1,577,859,987

	Liabilities in Excess of Other Assets—(3.71)%		(56,409,886)

	Net Assets—100.00%		$1,521,450,101

FUTURES CONTRACTS: LONG POSITIONS

Contracts		Unrealized (Depreciation)
2,305	U.S. Treasury Two Year Note, June 2006	$(1,027,887)
155	U.S. Treasury Five Year Note, June 2006	(30,904)

	Net unrealized (depreciation)	$(1,058,791)

SWAPS: CREDIT DEFAULT (PURCHASED)

Notional Amount (000’s)		Unrealized (Depreciation)
1,006	Pay a fixed rate equal to 1.70% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ACE Securities Corp. 2004-RM2 B1, 6.52% due 01/25/35. Counterparty: Citigroup Inc. Expire 01/25/35	$(12,497)

See accompanying notes to financial statements.

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2006

Notional Amount (000’s)		Unrealized (Depreciation)
1,006	Pay a fixed rate equal to 3.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Aegis Asset Backed Securities Trust 2004-5 B3, 8.32% due 12/25/34. Counterparty: Citigroup Inc. Expire 12/25/34	$(20,749)
1,006	Pay a fixed rate equal to 2.15% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AmeriQuest Mortgage Securities, Inc. 2004-R6 M3, 6.57% due 07/25/34. Counterparty: Citigroup Inc. Expire 07/25/34	(13,140)
1,006	Pay a fixed rate equal to 1.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the CDC Mortgage Capital Trust 2004-HE3 B2, 6.77% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(11,874)
1,006	Pay a fixed rate equal to 1.80% and the Fund will receive from the counterparty at par including interest in the event of default of the Countrywide Asset-Backed Certificates 2004-12 MV8, 6.62% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(13,027)
1,006	Pay a fixed rate equal to 2.20% and the Fund will receive the counterparty at par in the event of default of the Countrywide Asset-Backed Certificates 2004-6 M8, 7.02% due 05/25/34. Counterparty: Citigroup Inc. Expire 05/25/34	(13,027)
1,676	Pay a fixed rate equal to 3.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC1 B, 7.82% due 01/25/34. Counterparty: Citigroup Inc. Expire 01/25/34	(21,712)
1,676	Pay a fixed rate equal to 2.15% and the Fund will receive from the counterparty at par including interest in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC2 M8, 6.97% due 06/25/34. Counterparty: Citigroup Inc. Expire 06/25/34	(21,712)
1,006	Pay a fixed rate equal to 1.70% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the GSAMP Trust 2005-HE1 B2, 6.52% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(13,454)

Notional Amount (000’s)		Unrealized (Depreciation)
1,006	Pay a fixed rate equal to 3.10% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Equity Asset Trust 2004-8 B3, 7.92% due 03/25/35. Counterparty: Citigroup Inc. Expire 03/25/35	$ (14,070)
1,006	Pay a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Long Beach Mortgage Loan Trust 2004-2 M6, 7.07% due 06/25/34. Counterparty: Citigroup Inc. Expire 06/25/34	(12,674)
1,006	Pay a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the MASTR Asset Backed Securities Trust 2004-WMC2 M5, 7.22% due 04/25/34. Counterparty: Citigroup Inc. Expire 04/25/34	(12,430)
1,006	Pay a fixed rate equal to 1.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-HE6 B2, 6.77% due 08/25/34. Counterparty: Citigroup Inc. Expire 08/25/34	(14,575)
1,006	Pay a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-NC5 B2, 7.07% due 05/25/34. Counterparty: Citigroup Inc. Expire 05/25/34	(13,635)
1,676	Pay a fixed rate equal to 2.70% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the New Century Home Equity Loan Trust 2004-4 M9, 7.52% due 02/25/35. Counterparty: Citigroup Inc. Expire 02/25/35	(19,084)
1,006	Pay a fixed rate equal to 1.85% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Residential Asset Securities Corp. 2004-KS10 M5, 6.67% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(12,650)

See accompanying notes to financial statements.

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2006

Notional Amount (000’s)		Unrealized (Depreciation)
30,000	Pay a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par in the event of default of the Dow Jones CDX Series 5, 3.95% due 12/20/10. Counterparty: Bear Stearns Co. Expire 12/20/010	$(145,859)

	Net unrealized (depreciation)	$(386,169)

Notes:

¹	Cost for Federal income tax purposes is $1,622,303,778 and net unrealized depreciation consists of:

Gross unrealized appreciation	$18,233,672
Gross unrealized depreciation	(62,677,463)

Net unrealized (depreciation)	$(44,443,791)

[2]	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
[3]	Securities Backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.
[4]	Securities exempt from registration under Rule 144 of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2006 was $252,132,815 representing 16.57% of total assets.
[5]	Represents annualized yield at date of purchase.
[6]	Illiquid Security.
[7]	Floating rate security. The rate disclosed is that in effect at March 31, 2006.
[8]	Non-income producing security
[9]	Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
08/07/03	Calpine CCFC I Term Loan, 7.50%, 08/26/09	$11,027,956	$11,311,851	0.74%
02/25/05	Charter Communications Co. Term Loan A, 5.75%, 04/27/10	4,996,262	5,029,407	0.33%
07/05/05	Northwest Airlines Corp. Term Loan A, 8.33%, 11/19/09	3,799,921	4,063,928	0.27%

		$19,824,139	$20,405,186	1.34%

[10]	Securities, or a portion there of, pledged as collateral with a value of $791,828 on 2,460 long U.S. Treasury Note futures contracts.
[11]	Security is currently in default with regards to scheduled interest or principal payments.
[12]	IOette. This security represents the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s, however, a nominal amount of principal is assigned to an IOette. This amount is very small in relation to the interest flow that constitutes almost all of the IOette cash flow. The stated price and coupon are linked to that small principal amount therefore appear unusually large.
†	Fair valued security. The aggregate value of fair valued securities is $199,688,588, which is 13.12% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.
#	Amount is less than 0.01% of net assets.

(IO) : Interest only

(MTN): Medium term note

(PO): Principal only

(STEP): Step coupon bond.

(TBA): To be announced

See accompanying notes to financial statements.

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2006

	Issues	Principal Amount	Value

BONDS 93.45%
ASSET-BACKED SECURITIES—0.47%³
	HPSC Equipment Receivables LLC 2003-1A F, 13.95%, 07/20/11[4]†	$339,134	$344,221

	Total Asset-Backed Securities (Cost $335,547)		344,221

CORPORATES—91.26%²
Automotive —7.60%	Cooper Standard TLD, 7.50%, 12/01/11[9]	748,750	753,898
	Ford Motor Co., 7.13%, 11/15/25	1,000,000	707,500
	Ford Motor Credit Co., 7.38%, 10/28/09	1,275,000	1,199,582
	General Motors Acceptance Corp., 8.00%, 11/01/31	1,510,000	1,430,840
	General Motors Corp.,
	7.70%, 04/15/16	376,000	275,420
	8.25%, 07/15/23	384,000	278,400
	Goodyear Tire & Rubber Co. (The), 9.00%, 07/01/15	350,000	357,000
	Metaldyne Corp., 10.00%, 11/01/13	350,000	329,000
	Tenneco, Inc., 8.63%, 11/15/14	225,000	226,125

			5,557,765

Banking—0.94%	CS First Boston London,
	9.65%, 03/24/10[4,6]	584,000	519,287
	9.65%, 03/24/10[4,6]	189,000	168,057

			687,344

Basic Industry —13.90%	Arch Western Finance LLC, 6.75%, 07/01/13	675,000	673,312
	Century Aluminum Co., 7.50%, 08/15/14	525,000	548,625
	Equistar Chemicals LP/Equistar Funding Corp., 10.63%, 05/01/11	825,000	897,188
	Freeport-McMoRan Cooper & Gold, Inc., 10.13%, 02/01/10	700,000	757,750
	Georgia Pacific Term Loan C, 7.75%, 12/23/12[9]	500,000	511,635
	Hexion US Finance Corp./Nova Scotia Finance Ulc, 9.35%, 07/15/10[6]	627,000	637,972
	Huntsman LLC,
	11.85%, 07/15/11[6]	500,000	528,750
	11.50%, 07/15/12	325,000	375,375
	Ispat Inland ULC, 9.75%, 04/01/14	200,000	226,571
	Murray Bank Loan, 12.63%, 01/31/11[5,9]	990,000	1,024,650
	Nalco Co., 7.75%, 11/15/11	700,000	712,250
	NewPage Corp., 10.93%, 05/01/12[6]	350,000	373,625
	Peabody Energy Corp., 5.88%, 04/15/16	300,000	287,250
	PolyOne Corp., 10.63%, 05/15/10	200,000	217,500
	Steel Dynamics, Inc.,
	9.50%, 03/15/09	575,000	603,031
	9.50%, 03/15/09	100,000	104,875

	Issues	Principal Amount	Value

Bonds (continued) Corporates (continued) Basic Industry (continued)	Tronox Worldwide LLC, 9.50%, 12/01/12[4]	$650,000	$685,750
	UCAR Finance, Inc., 10.25%, 02/15/12[8]	925,000	992,062

			10,158,171

Capital Goods —6.04%	Ainsworth Lumber Co. Ltd., 8.71%, 10/01/10[6]	450,000	452,250
	Allied Waste North America, Inc., 8.88%, 04/01/08	820,000	865,100
	Columbus McKinnon Corp.,
	10.00%, 08/01/10	332,000	366,860
	8.86%, 11/01/13	100,000	105,500
	Constar International, Inc., 11.00%, 12/01/12	200,000	157,000
	Crown Americas LLC, 7.75%, 11/15/15[4]	225,000	234,563
	Graham Packaging Co., 9.88%, 10/15/14	425,000	432,437
	L-3 Communications Corp.,
	5.88%, 01/15/15	550,000	526,625
	6.38%, 10/15/15	375,000	371,250
	United Rentals North America, Inc., 7.75%, 11/15/13	900,000	904,500

			4,416,085

Communications —12.06%	AirGate PCS, Inc., 8.35%, 10/15/11[6]	350,000	363,563
	American Cellular Corp., 10.00%, 08/01/11	525,000	572,250
	CCO Holdings LLC/CCO Holdings Capital Corp., 8.75%, 11/15/13	1,000,000	977,500
	Centennial Communications Corp.,
	10.13%, 06/15/13	250,000	274,375
	8.13%, 02/01/14	500,000	512,500
	Century Communications Corp.,
	9.50%, 03/01/05[10]	325,000	320,125
	0.00%, 01/15/08[10]	775,000	445,625
	Citizens Communications Co., 7.63%, 08/15/08	250,000	260,000
	DirecTV Holdings LLC, 6.38%, 06/15/15	375,000	372,188
	Dobson Cellular Systems, Inc., 9.43%, 11/01/11[6]	300,000	312,000
	Echostar DBS Corp, 6.63%, 10/01/14	375,000	364,219
	Intelsat Bermuda Ltd., 8.25%, 01/15/13	200,000	204,500
	Level 3 Financing, Inc. Bank Loan, 11.82%, 12/01/11[9]	500,000	532,125
	Nextel Communications, Inc., 6.88%, 10/31/13	325,000	335,589
	PanAmSat Holding Corp. (STEP), 10.37%, 11/01/14	200,000	145,000
	PRIMEDIA, Inc., 10.12%, 05/15/10[6]	150,000	153,000
	Qwest Capital Funding, Inc., 7.75%, 08/15/06	900,000	910,125
	Qwest Communications International, Inc., 8.25%, 02/15/09[6]	300,000	308,250
	Qwest Corp, 8.88%, 03/15/12	200,000	224,500

See accompanying notes to financial statements.

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2006

	Issues	Principal Amount	Value

Bonds (continued) Corporates (continued) Communications (continued)	Rogers Wireless, Inc.,
	8.04%, 12/15/10[6]	$620,000	$643,250
	8.00%, 12/15/12	550,000	586,437

			8,817,121

Consumer Products —2.28%	Riddell Bell Holdings, Inc., 8.38%, 10/01/12	475,000	480,937
	Steinway Musical Instruments, 7.00%, 03/01/14[4]	635,000	638,175
	Visant Corp., 7.63%, 10/01/12	325,000	322,562
	Visant Holding Corp. (STEP), 3.78%, 12/01/13[7]	290,000	223,300

			1,664,974

Electric —6.92%	Aquila, Inc., 8.00%, 03/01/23	900,000	918,000
	Aquila, Inc. Term Loan, 10.25%, 09/19/09[9]	1,000,000	1,035,000
	Calpine CCFC I Term Loan, 10.83%, 08/26/09[9]	503,250	539,107
	Cedar Brakes I LLC, 8.50%, 02/15/14[4]	345,804	379,551
	Edison Mission Energy, 7.73%, 06/15/09	25,000	25,750
	KGEN Partners LLC Term Loan, 7.60%, 08/15/11[9]	990,000	999,900
	Midwest Generation LLC, 8.75%, 05/01/34	559,000	607,912
	Mission Energy Holding Co., 13.50%, 07/15/08	300,000	345,750
	TECO Energy, Inc., 6.68%, 05/01/10[6]	200,000	207,000

			5,057,970

Energy —11.60%	Allis-Chalmers Energy, Inc., 9.00%, 01/15/14[4]	575,000	569,250
	Belden & Blake Corp., 8.75%, 07/15/12	500,000	517,500
	Charparral Energy, Inc., 8.50%, 12/01/15[4]	500,000	522,500
	Chesapeake Energy Corp.,
	7.50%, 06/15/14	150,000	157,875
	7.00%, 08/15/14	750,000	770,625
	7.75%, 01/15/15	75,000	78,750
	Denbury Resources, Inc., 7.50%, 12/15/15	375,000	391,875
	Hanover Equipment Trust, 8.75%, 09/01/11	645,000	678,056
	Hilcorp Energy I LP,
	10.50%, 09/01/10[4]	487,000	538,744
	7.75%, 11/01/15[4]	750,000	751,875
	Massey Energy Co., 6.88%, 12/15/13[4]	50,000	49,250
	Mirant Term Loan, 6.44%, 01/15/13[9]	1,000,000	1,009,554
	Newfield Exploration Co., 7.63%, 03/01/11	425,000	454,219
	Parker Drilling Co.,
	9.57%, 09/01/10[6]	700,000	724,500
	9.63%, 10/01/13	25,000	27,875
	Pogo Producing Co., 8.25%, 04/15/11	250,000	260,937
	Premcor Refining Group, Inc. (The), 7.50%, 06/15/15	600,000	633,812

	Issues	Principal Amount	Value

Bonds (continued) Corporates (continued) Energy (continued) Entertainment —0.91% Finance—3.45%	Pride International, Inc., 7.38%, 07/15/14	$325,000	$342,875

			8,480,072

	Intrawest Corp., 7.50%, 10/15/13	650,000	662,188

	Dow Jones CDX HY 6-T1, 8.63%, 06/29/11[4]†	2,250,000	2,250,703
	Lehman Brothers Holdings, Inc. (MTN), 12.50%, 11/30/10[6]	294,000	269,333

			2,520,036

Food—0.22%	Del Monte Corp., 6.75%, 02/15/15	162,500	159,250

Gaming—4.57%	French Lick Resorts & Casino LLC, 10.75%, 04/15/14[4]	475,000	477,375
	Herbst Gaming, Inc., 8.13%, 06/01/12	575,000	600,156
	Penn National Gaming, Inc., 6.75%, 03/01/15	340,000	341,700
	Pinnacle Entertainment, Inc., 8.25%, 03/15/12	625,000	657,812
	Station Casinos, Inc., 6.88%, 03/01/16	500,000	505,000
	Wynn Las Vegas LLC, 6.63%, 12/01/14	775,000	756,594

			3,338,637

Health Care —2.20%	Accellent, Inc., 10.50%, 12/01/13	275,000	294,937
	Extendicare Health Services, Inc., 9.50%, 07/01/10	100,000	106,125
	Fisher Scientific International, Inc., 6.13%, 07/01/15	275,000	269,844
	HCA, Inc.,
	6.50%, 02/15/16	450,000	440,666
	7.50%, 11/06/33	150,000	147,625
	Tenet Healthcare Corp., 9.50%, 02/01/15[4]	350,000	351,750

			1,610,947

Homebuilding —0.75%	Champion Enterprises, Inc., 7.63%, 05/15/09	550,000	550,000

Natural Gas —4.08%	El Paso Corp.,
	7.63%, 08/16/07	50,000	51,125
	7.63%, 09/01/08[4]	50,000	51,250
	7.75%, 06/15/10[4]	100,000	103,625
	6.70%, 02/15/27[4]	50,000	50,645
	El Paso Corp. Term Loan, 7.75%, 11/22/09[9]	976,000	989,420
	Sonat, Inc., 7.63%, 07/15/11	225,000	232,875
	Targa Resources Term Loan, 6.83%, 10/05/07[9]	1,000,000	1,015,759
	Williams Cos, Inc., 7.13%, 09/01/11	475,000	491,031

			2,985,730

Pharmaceuticals —1.37%	Warner Chilcott Bank Loan, 7.44%, 01/04/12[9]	991,325	1,001,238

Restaurants —0.46%	Denny’s Corp., 10.00%, 10/01/12	325,000	337,188

Retail—0.62%	Neiman Marcus Term Loan B, 7.34%, 03/13/13[9]	449,367	456,449

Services—1.69%	Corrections Corp. of America,
	7.50%, 05/01/11	150,000	155,250
	6.25%, 03/15/13	350,000	346,063

See accompanying notes to financial statements.

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2006

	Issues	Principal Amount	Value

Bonds (continued) Corporates (continued) Services (continued)	Iron Mountain, Inc., 7.75%, 01/15/15	$225,000	$227,812
	Service Corp. International, 6.50%, 03/15/08	500,000	505,000

			1,234,125

Technology —2.29%	Amkor Technology, Inc., 9.27%, 10/27/10[9]	1,000,000	1,045,000
	Sungard Data Systems, Inc., 9.13%, 08/15/13[4]	200,000	212,500
	Xerox Capital Trust I, 8.00%, 02/01/27	400,000	416,000

			1,673,500

Textile—1.10%	Levi Strauss & Co., 9.74%, 04/01/12[6]	775,000	806,000

Tobacco—0.96%	RJ Reynolds Tabacco Holdings, Inc., 6.50%, 07/15/10	690,000	698,625

Transportation —5.25%	Air 2 US A, 8.03%, 10/01/19[4]	630,074	627,317
	Continental Airlines, Inc., 1997-1 A, 7.46%, 10/01/16	876,441	851,771
	Delta Air Lines, Inc., 2000-1 A2,
	7.57%, 05/18/12[10]	185,000	185,116
	7.11%, 03/18/13[10]	421,000	420,855
	Horizon Lines LLC, 9.00%, 11/01/12	194,000	206,125
	Northwest Airlines Corp. Term Loan B, 11.53%, 11/23/10[9]	495,000	507,419
	United AirLines, Inc., 2000-2 A1, 7.03%, 04/01/12	833,835	847,385
	United AirLines, Inc., 2001-1 A1, 6.07%, 09/01/14	191,130	189,083

			3,835,071

	Total Corporates (Cost $66,382,167)		66,708,486

MORTGAGE-BACKED—1.72%³
Non-Agency Mortgage-Backed—1.03%	BHN Mortgage Fund 2000-1 AF, 8.00%, 03/31/11[4,5]†	1,207,660	341,315
	Countrywide Alternative Loan Trust 2005-14 4X (IO), 1.56%, 05/25/35[5]†	2,086,480	55,442
	Harborview Mortgage Loan Trust 2005-1 X (IO), 0.56%, 03/19/35[5,6]	2,483,971	58,218
	Harborview Mortgage Loan Trust 2005-10X (IO), 1.68%, 11/19/35[5,6]	2,786,079	85,324
	Harborview Managment Loan Trust 2005-12 X2A (IO), 0.63%, 10/19/35[5,6]	12,238,040	168,273
	IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO), 0.93%, 12/25/34[5]	1,649,683	42,273

			750,845

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) U.S. Agency Mortgage-Backed—0.69%	Fannie Mae Strip 342 2 (IO), 6.00%, 09/01/33	$494,953	$122,070
	Fannie Mae 1993-225 SG, 7.01%, 12/25/13[6]	133,653	131,395
	Freddie Mac 2603 LI (IO), 5.50%, 09/15/28	1,697,716	201,623
	Freddie Mac 2696 NI (IO), 5.50%, 03/15/23	913,916	27,754
	Ginnie Mae 2003-28 LI (IO), 5.50%, 02/20/32	128,420	19,612

			502,454

	Total Mortgage-Backed (Cost $1,720,095)		1,253,299

	Total Bonds (Cost $68,437,809)		68,306,006

		Contracts

PUT OPTIONS PURCHASED 0.13%
Automotive —0.13%	General Motors Corp., Put Strike $20, expires 01/20/07	212	95,400

	Total Put Options Purchased (Cost $138,436)

		Principal Amount

SHORT TERM INVESTMENTS 9.21%
Commercial Paper—4.84%	Alcoa, Inc.,
	4.68%[7], 04/20/06	$900,000	898,011
	4.85%[7], 05/16/06	855,000	850,047
	DaimlerChrysler NA Holding Corp., 4.85%[7], 05/10/06	1,800,000	1,791,028

			3,539,086

Money Market Fund—3.51%	JPMorgan Prime Money Market Fund	2,567,000	2,567,000

U.S. Agency Discount Notes —0.86%	Fannie Mae,
	4.60%[7], 05/31/06[8]	23,000	22,826
	4.60%[7], 05/31/06[8]	16,000	15,879
	4.64%[7], 05/31/06[8]	8,000	7,939
	Federal Home Loan Bank, 4.65%[7], 04/21/06	582,000	580,646

			627,290

	Total Short Term Investments (Cost $6,733,383)		6,733,376

	Total Investments—102.79% (Cost $75,309,628)¹		75,134,782

	Liabilities in Excess of Other Assets—(2.79)%		(2,039,010)

	Net Assets—100.00%		$73,095,772

See accompanying notes to financial statements.

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2006

FUTURES CONTRACTS: SHORT POSITIONS

Contracts		Unrealized Appreciation
13	U.S. Treasury Thirty Year Bond, June 2006	$47,679

	Net unrealized appreciation	$47,679

FUTURES CONTRACTS: LONG POSITIONS

Contracts		Unrealized (Depreciation)
96	U.S. Treasury Two Year Note, June 2006	$(42,625)
57	U.S. Treasury Five Year Note, June 2006	(23,031)

	Net unrealized (depreciation)	$(65,656)

SWAPS: CREDIT DEFAULT (PURCHASED)

Notional Amount (000’s)		Unrealized (Depreciation)
980	Pay a fixed rate equal to 3.95% and the Fund will receive from the counterparty at par in the event of default of the Dow Jones CDX Series 5, 3.95% due 12/20/10. Counterparty: Deutsche Bank AG Expire 12/20/10	$(21,918)
1,000	Pay a fixed rate equal to 2.00% and the Fund will receive from the counterparty at par in the event of default of the Dow Jones CDX Series 5, 2.00% due 12/20/10. Counterparty: Deutsche Bank AG Expire 12/20/10	(24,240)
1,000	Pay a fixed rate equal to 0.85% and the Fund will receive from the counterparty at par in the event of default of the Dow Jones CDX Series 5, 0.85% due 12/20/10. Counterparty: Deutsche Bank AG Expire 12/20/10	(7,742)
1,000	Pay a fixed rate equal to 3.40% and the Fund will receive from the counterparty at par in the event of default of the CSC Holdings, Inc., 7.63% due 04/01/11. Counterparty: Deutsche Bank AG Expire 12/20/10	(43,343)
41	Pay a fixed rate equal to 1.70% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ACE Securities Corp. 2004-RM2 B1, 6.52% due 01/25/35. Counterparty: Citigroup Inc. Expire 01/25/35	(511)

Notional Amount (000’s)		Unrealized (Depreciation)
41	Pay a fixed rate equal to 3.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Aegis Asset Backed Securities Trust 2004-5 B3, 8.32% due 12/25/34. Counterparty: Citigroup Inc. Expire 12/25/34	$(848)
41	Pay a fixed rate equal to 2.15% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AmeriQuest Mortgage Securities, Inc. 2004-R6 M3, 6.97% due 07/25/34. Counterparty: Citigroup Inc. Expire 07/25/34	(537)
41	Pay a fixed rate equal to 1.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the CDC Mortgage Capital Trust 2004-HE3 B2, 6.77% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(485)
41	Pay a fixed rate equal to 1.80% and the Fund will receive from the counterparty at par including interest in the event of default of the Countrywide Asset-Backed Certificates 2004-12 MV8, 6.62% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(533)
41	Pay a fixed rate equal to 2.20% and the Fund will receive the counterparty at par in the event of default of the Countrywide Asset-Backed Certificates 2004-6 M8, 7.02% due 05/25/34. Counterparty: Citigroup Inc. Expire 05/25/34	(533)
69	Pay a fixed rate equal to 3.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC1 B, 7.82% due 01/25/34. Counterparty: Citigroup Inc. Expire 01/25/34	(888)
69	Pay a fixed rate equal to 2.15% and the Fund will receive from the counterparty at par including interest in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC2 M8, 6.97% due 06/25/34. Counterparty: Citigroup Inc. Expire 06/25/34	(888)
41	Pay a fixed rate equal to 1.70% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the GSAMP Trust 2005-HE1 B2, 6.52% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(550)

See accompanying notes to financial statements.

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2006

Notional Amount (000’s)		Unrealized (Depreciation)
41	Pay a fixed rate equal to 3.10% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Equity Asset Trust 2004-8 B3, 7.92% due 03/25/35. Counterparty: Citigroup Inc. Expire 03/25/35	$(575)
41	Pay a fixed rate equal to 2.35% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Long Beach Mortgage Loan Trust 2004-2 M6, 7.07% due 06/25/34. Counterparty: Citigroup Inc. Expire 06/25/34	(518)
41	Pay a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the MASTR Asset Backed Securities Trust 2004-WMC2 M5, 7.22% due 04/25/34. Counterparty: Citigroup Inc. Expire 04/25/34	(508)
41	Pay a fixed rate equal to 1.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-HE6 B2, 6.77% due 08/25/34. Counterparty: Citigroup Inc. Expire 08/25/34	(596)
41	Pay a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-NC5 B2, 7.07% due 05/25/34. Counterparty: Citigroup Inc. Expire 05/25/34	(557)
69	Pay a fixed rate equal to 2.70% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the New Century Home Equity Loan Trust 2004-4 M9, 7.52% due 02/25/35. Counterparty: Citigroup Inc. Expire 02/25/35	(780)
41	Pay a fixed rate equal to 1.85% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Residential Asset Securities Corp. 2004-KS10 M5, 6.67% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(517)

	Net unrealized (depreciation)	$(107,067)

Notes:

¹	Cost for Federal income tax purposes is $75,314,240 and net unrealized depreciation consists of:

Gross unrealized appreciation	$1,078,336
Gross unrealized depreciation	(1,257,794)

Net unrealized (depreciation)	$(179,458)

[2]	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
[3]	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective date less than the stated maturity date.
[4]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2006 was $9,867,703 representing 13.50% of total net assets.
[5]	Illiquid Security
[6]	Floating rate security. The rate disclosed is that in effect at March 31, 2006.
[7]	Represents annualized yield at date of purchase.
[8]	Securities, or a portion there of, pledged as collateral with a value of $127,082 on 13 short U.S. Treasury Note, 153 long U.S. Treasury Bond futures, and 212 General Motors Put Option contracts.
[9]	Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
02/17/05	Amkor Technology, Inc., 9.27%, 10/27/10	$1,035,305	$1,045,000	1.43%
02/03/06	Aquila, Inc. Term Loan, 10.25%, 09/19/09	1,034,295	1,035,000	1.42%
08/07/03	Calpine CCFC I Term Loan, 10.83%, 08/26/09	525,230	539,107	0.74%
03/14/06	Cooper Standard TLD, 7.50%, 12/01/11	754,974	753,898	1.03%
11/19/04	El Paso Corp. Term Loan, 7.75%, 11/22/09	976,000	989,420	1.35%
02/13/06	Georgia Pacific Term Loan C, 7.75%, 12/23/12	500,000	511,635	0.70%
03/14/05	KGEN Partners LLC Term Loan, 7.60%, 08/15/11	990,000	999,900	1.37%
11/17/04	Level 3 Financing, Inc. Bank Loan, 11.82%, 12/01/11	500,000	532,125	0.73%
01/05/06	Mirant Term Loan, 6.44%, 01/15/13	1,000,000	1,009,554	1.38%
02/03/05	Murray Bank Loan, 12.63%, 01/31/11	1,031,169	1,024,650	1.40%
10/14/05	Neiman Marcus Term Loan B, 7.34%, 03/13/13	452,555	456,449	0.63%
11/19/04	Northwest Airlines Corp. Term Loan B, 11.53%, 11/23/10	495,000	507,419	0.69%
10/31/05	Targa Resources Term Loan, 6.83%, 10/05/07	1,000,000	1,015,759	1.39%
01/19/05	Warner Chilcott Bank Loan, 7.44%, 01/04/12	991,325	1,001,238	1.37%

		$11,285,853	$11,421,154	15.63%

[10]	Security in default with regards to scheduled interest or principal payments.
†	Fair valued security. The aggregate value of fair valued securities is $2,991,681 which is 4.09% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

(IO): Interest only

(MTN): Medium term note

(STEP): Step coupon bond

See accompanying notes to financial statements.

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2006

Issues	Principal Amount	Value

BONDS 85.14%
ASSET-BACKED SECURITIES—39.13%³
ABFS Mortgage Loan Trust 2002-1 A5 (STEP), 6.51%, 12/15/32	$585,923	$592,843
ABFS Mortgage Loan Trust 2002-2 (STEP)
A5, 6.41%, 07/15/33	25	25
A7, 5.22%, 07/15/33	68,538	67,750
ABFS Mortgage Loan Trust 2003-2 AIO (IO), 3.50%, 04/25/06[4,6]†	211,316	547
Asset Backed Funding Corp. NIM Trust 2005-WMC1 N1, 5.90%, 07/26/35[4]†	995,505	994,643
CIT Group Home Equity Loan Trust 2002-1 MV2, 6.07%, 08/25/30[7]	1,500,000	1,511,214
Conseco Finance 2002-C,
BF1, 8.00%, 06/15/32	1,763,000	1,783,829
BF2, 8.00%, 06/15/32[4]†	1,357,237	1,355,337
Conseco Finance Securitizations Corp. 2000-6 A4, 6.77%, 09/01/32	98,760	98,920
Conseco Finance Securitizations Corp. 2001-1 AIO (IO), 2.50%, 07/01/32[6]†	912,000	14,934
Conseco Finance Securitizations Corp. 2001-4 AIO (IO), 2.50%, 09/01/33[6]†	807,500	21,000
Conseco Finance Securitizations Corp. 2002-1 A, 6.68%, 12/01/33	336,427	337,928
Conseco Finance Securitizations Corp. 2002-2 AIO (IO), 8.50%, 03/01/33[6]†	262,328	61,136
Deutsche Financial Capital Securitization LLC 1997-I A3, 6.75%, 09/15/27	185,142	185,666
Finance America Mortgage Loan Trust 2004-1 2A2, 5.31%, 06/25/34[7]	4,000,000	4,002,460
First Franklin Mortgage Loan Asset Backed Certificates 2004-FFH3 2A4, 5.36%, 10/25/34[7]	4,000,000	4,046,549
First Franklin NIM Trust 2005-FFH4 N2, 7.39%, 12/25/35[4]†	1,500,000	1,494,787
FMAC Loan Receivables Trust 1998-CA A2, 6.66%, 01/15/12[4]	81,799	78,631
Green Tree Financial Corp. 1996-8 A6, 7.60%, 10/15/27	121,917	125,969
Green Tree Financial Corp. 1996-10 M1, 7.24%, 11/15/28	2,700,000	2,491,359
Green Tree Financial Corp. 1998-2 A6, 6.81%, 12/01/27[10]	1,452,730	1,456,456
Green Tree Financial Corp. 1998-4
A5, 6.18%, 04/01/30	2,976,823	2,884,636
A7, 6.87%, 04/01/30	1,253,006	1,248,973
Green Tree Financial Corp. 1998-6
A6, 6.27%, 06/01/30	11,659	11,677
A8, 6.66%, 06/01/30	1,500,000	1,435,268

	Issues	Principal Amount	Value

Bonds (continued) Asset-Backed Securities (continued)	Green Tree Financial Corp. 1999-1 A5, 6.11%, 09/01/23	$86,234	$86,147
	Green Tree Financial Corp. 1999-5
	A4, 7.33%, 03/01/30	51,310	51,650
	A5, 7.86%, 03/01/30	202,000	175,713
	Green Tree Home Improvement Loan Trust 1995-C B2, 7.60%, 07/15/20	263,619	261,326
	Green Tree Home Improvement Loan Trust 1995-D B2, 7.45%, 09/15/25	493,525	494,072
	Green Tree Home Improvement Loan Trust 1995-F B2, 7.10%, 01/15/21	77,800	76,228
	Green Tree Recreational, Equipment & Consumer Trust 1996-C CTFS, 7.65%, 10/15/17	71,698	65,622
	GSR Mortgage Loan Trust 2005-HEL1 B1, 7.82%, 11/25/30[7]†	2,491,000	2,081,230
	HFC Home Equity Loan Asset Backed Certificates 2004-1 A, 5.13%, 09/20/33[7]	1,705,964	1,711,866
	IndyMac Manufactured Housing Contract 1997-1
	A3, 6.61%, 02/25/28	1,609,175	1,545,516
	A4, 6.75%, 02/25/28	794,552	765,064
	IndyMac Manufactured Housing Contract 1998-1
	A4, 6.49%, 09/25/28†	392,176	363,131
	A5, 6.96%, 09/25/28†	1,400,629	1,317,904
	IndyMac Manufactured Housing Contract 1998-2
	A2, 6.17%, 12/25/11	407,392	391,981
	A4, 6.64%, 12/25/27	867,223	838,774
	MASTR ABS NIM Trust 2005-CI12 N1, 6.50%, 10/26/35[4]†	1,474,033	1,475,213
	MASTR ABS NIM Trust 2006-CI13 N1, 7.00%, 12/25/35[4]†	3,701,831	3,701,089
	MASTR ABS NIM Trust 2006-CI14
	N1, 6.00%, 07/26/35[4]†	2,573,026	2,569,939
	N2, 8.00%, 07/26/35[4]†	1,337,000	1,341,680
	Merrill Lynch Mortgage Investors, Inc. 2004-HE2 A2C, 5.40%, 08/25/35[7]	4,000,000	4,035,258
	Mid-State Trust 2004-1 B, 8.90%, 08/15/37	2,088,882	2,096,487
	Mid-State Trust 6 A4, 7.79%, 07/01/35	83,520	85,704
	Mid-State Trust 11 B, 8.22%, 07/15/38	25,557	24,908
	Morgan Stanley ABS Capital I 2004-HE5 A4, 5.35%, 06/25/34[7]	3,000,000	3,011,859
	New South Home Equity Trust 1999-1 A4 (STEP), 6.75%, 03/25/26	9,656	9,625
	Nomura Asset Acceptance Corp. 2006-S1 AIO (IO), 10.00%, 01/25/36[4,7]†	14,500,000	1,653,914

See accompanying notes to financial statements.

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2006

	Issues	Principal Amount	Value

Bonds (continued) Asset-Backed Securities (continued)	Oakwood Mortgage Investors Inc. 1998-A A4, 6.20%, 05/15/28	$8,463	$8,353
	Oakwood Mortgage Investors Inc. 1998-B A4, 6.35%, 03/15/17	470,177	467,006
	Oakwood Mortgage Investors Inc. 1999-A A2, 5.89%, 04/15/29	490,189	463,408
	Oakwood Mortgage Investors Inc. 2000-D A2, 6.74%, 07/15/18	23,473	23,431
	Oakwood Mortgage Investors Inc. 2001-D
	A2, 5.26%, 01/15/19	257,133	163,012
	A3, 5.90%, 09/15/22	15,318	10,212
	A4, 6.93%, 09/15/31	871,172	608,122
	Oakwood Mortgage Investors Inc. 2002-A AIO (IO), 6.00%, 02/15/10[6]†	304,598	45,690
	Oakwood Mortgage Investors Inc. 2002-B
	A2, 5.19%, 09/15/19	409,955	344,451
	AIO (IO), 6.00%, 05/15/10[6]†	3,176,431	516,792
	Pamco CLO 1998-1A B2, 6.03%, 05/01/10[4,7]†	2,500,000	2,375,000
	Park Place Securities NIM Trust 2004-WHQ2 A, 4.00%, 02/25/35[4]	284,971	284,162
	Renaissance Home Equity Loan Trust 2005-2 N, 5.19%, 07/25/35[4]	996,502	991,208
	Soundview NIM Trust 2005-OPT4 N1, 5.68%, 12/25/35[4]†	1,895,868	1,892,029
	Specialty Underwriting & Residential Finance 2004-BC4 A2C, 5.31%, 10/25/35[7]	3,000,000	3,028,285
	Terwin Mortgage Trust 2003-5SL AX (IO), 10.00%, 10/25/34[6,7]†	132,500	159
	Terwin Mortgage Trust 2003-7SL AX (IO), 14.50%, 12/25/33[4,6]†	2,035,002	49,056
	Terwin Mortgage Trust 2004-1HE A1, 5.33%, 02/25/34[4,7]	78,596	78,696
	Terwin Mortgage Trust 2004-2SL AX (IO), 10.25%, 02/25/34[4,6]†	1,750,001	56,373
	Terwin Mortgage Trust 2004-6SL AX (IO), 8.00%, 06/25/34[4,6,7]†	11,351,080	533,682
	Terwin Mortgage Trust 2004-7HE A1, 5.37%, 07/25/34[4,7]	707,958	708,393
	Terwin Mortgage Trust 2005-11 (STEP)
	1A1A, 4.50%, 11/25/36[4]†	1,709,337	1,698,541
	1M2, 4.50%, 11/25/36[4]†	3,500,000	3,348,239
	Terwin Mortgage Trust 2005-5SL B4, 6.00%, 05/25/35[4]†	1,000,000	957,012
	Terwin Mortgage Trust 2005-P1 A, 0.00%, 11/25/35[6,11]	570	997,500
	Terwin Mortgage Trust 2005-13SL P, 0.00%, 09/25/33 [4,6]	1,000	3,192,663

	Issues	Principal Amount	Value

Bonds (continued) Asset-Backed Securities (continued)	Terwin Mortgage Trust 2006-1 2P, 0.00%, 09/25/33 [4,6]	$1,000	$1,775,000
	UCFC Home Equity Loan 1998-D BF1, 8.97%, 04/15/30	585	597

	Total Asset-Backed Securities (Cost $81,474,037)		81,151,509

CORPORATES—28.75%²
Automotive —5.48%	Ford Motor Credit Co., 4.95%, 01/15/08	5,000,000	4,661,315
	General Motors Acceptance Corp.,
	7.02%, 12/01/14[7]	1,200,000	1,094,790
	8.00%, 11/01/31	1,600,000	1,516,122
	General Motors Corp.,
	7.70%, 04/15/16	1,230,000	900,975
	8.25%, 07/15/23	1,270,000	920,750
	7.38%, 05/23/48	3,600,000	2,268,000

			11,361,952

Banking —1.71%	CS First Boston London,
	9.65%, 03/24/10[4,7,10]	1,063,000	945,209
	9.65%, 03/24/10[4,7,10]	1,832,000	1,628,996
	Deutsche Bank Capital Funding Trust VII, 5.63%, 01/19/49[4,7]	1,000,000	965,818

			3,540,023

Basic Industry —0.78%	Barrick Gold Finance Co., 5.80%, 11/15/34	667,000	618,731
	Georgia Pacific Term Loan B, 6.97%, 12/23/12[7,11]	997,500	1,005,956

			1,624,687

Communications —2.51%	Century Communications, 9.50%, 03/01/05[12]	1,000,000	985,000
	Century Communications, 0.00%, 01/15/08[12]	2,000,000	1,150,000
	CCO Holdings LLC/CCO Holdings Capital Corp., 9.04%, 12/15/10[7]	2,000,000	1,997,500
	Level 3 Financing, Inc. Bank Loan, 11.82%, 12/01/11[7,11]	1,000,000	1,064,250

			5,196,750

Electric —0.88%	Progress Energy, Inc., 5.03%, 01/15/10[7]	1,809,000	1,816,176

Finance —1.41%	Lehman Brothers Holdings, Inc. (MTN), 12.50%, 11/30/10[7]	809,000	741,125
	Residential Capital Corp., 6.34%, 06/29/07[7]	2,175,000	2,191,961

			2,933,086

Insurance —2.41%	Fairfax Financial Holdings Ltd., 7.75%, 04/26/12	625,000	553,125
	Farmers Exchange Capital, 7.05%, 07/15/28[4]	1,000,000	1,017,138
	Nationwide Mutual Insurance Co., 6.60%, 04/15/34[4]	1,000,000	972,029
	Zurich Capital Trust I, 8.38%, 06/01/37[4]	2,300,000	2,461,117

			5,003,409

See accompanying notes to financial statements.

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2006

	Issues	Principal Amount	Value

Bonds (continued) Corporates (continued) Real Estate Investment Trust (REIT)—2.99%	Healthcare Property Investors, Inc., 7.07%, 06/08/15[10]	$500,000	$534,538
	Highwoods Properties, Inc., 7.00%, 12/01/06	3,060,000	3,081,444
	HRPT Properties Trust, 5.52%, 03/16/11[7]	1,500,000	1,502,487
	Shurgard Storage Centers, Inc., 7.75%, 02/22/11	1,000,000	1,081,939

			6,200,408

Secured Assets —0.44%	Ingress I Ltd. B-A, 7.38%, 03/30/40[4]†	1,000,000	916,094

Transportation —10.14%	Air 2 US A, 8.03%, 10/01/20[4]	3,687,821	3,671,687
	American Airlines, Inc. 1999-1 A1, 6.86%, 10/15/10	42,860	43,478
	American Airlines, Inc. 2001-2 A1, 6.98%, 10/01/12	105,143	107,947
	Continental Airlines, Inc. 1997-1 A, 7.46%, 10/01/16	5,363,017	5,212,057
	Continental Airlines, Inc. 1997-2 A, 7.15%, 12/30/08	4,712,932	4,669,644
	Continental Airlines, Inc. 1998-2 A, 6.41%, 10/15/08	952,961	950,886
	Delta Air Lines, Inc. 2000-1
	A1, 7.38%, 11/18/11[12]	15,290	15,412
	A2, 7.57%, 05/18/12[12]	100,000	100,062
	Delta Air Lines, Inc. 2001-1
	A1, 6.62%, 09/18/12[12]	10,831	10,990
	A2, 7.11%, 03/18/13[12]	50,000	49,983
	JetBlue Airways Corp. 2004-2 G1, 5.12%, 02/15/18[7]	1,975,620	1,969,486
	Northwest Airlines Corp. Term Loan B, 11.06%, 11/23/10[7,11]	990,000	1,014,838
	NWA Trust A, 9.25%, 06/21/14[12]	136,938	139,677
	United AirLines, Inc. 2000-2 A1, 7.03%, 04/01/12	1,019,959	1,036,533
	United AirLines, Inc. 2001-1 A1, 6.07%, 09/01/14	8,495	8,404
	United AirLines, Inc. Term Loan, 8.44%, 02/01/12[11]	2,000,000	2,035,750

			21,036,834

	Total Corporates (Cost $59,868,956)		59,629,419

MORTGAGE-BACKED—17.26%³
Commercial Mortgage-Backed —2.26%	GGP Mall Properties Trust 2001-C1A D3, 7.00%, 02/15/14[4,7]	135,397	135,480
	Structured Asset Securities Corp. 1996-CFL H, 7.75%, 02/25/28	1,000,000	1,053,856
	Terra LNR1
	D, 5.63%, 06/15/17[4]†	1,000,000	1,000,300
	E, 6.50%, 06/15/17[4]†	2,500,000	2,500,750

			4,690,386

Non-Agency Mortgage-Backed —5.47%	Banco de Credito Y Securitizacion SA 2001-1 AF, 8.00%, 05/31/10[4,6]†	2,606,285	734,972
	BHN I Mortgage Fund 2000-1 AF, 8.00%, 03/31/11[4,6]†	45,966	12,991

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) Non-Agency Mortgage-Backed (continued)	Countrywide Alternative Loan Trust 2005-14 4X (IO), 1.56%, 05/25/35[6,7]†	$7,639,726	$203,004
	Countrywide Alternative Loan Trust 2005-59 2X (IO), 1.91%, 11/20/35[6,7]	10,883,173	435,327
	Countrywide Alternative Loan Trust 2006-OA2 X1P (IO), 1.03%, 05/20/46[6,7]†	59,990,000	3,093,234
	Deutsche Mortgage Securities, Inc. 2004-4 1AIO (IO) (STEP), 3.50%, 05/25/06[6,7]	10,000,000	24,915
	Harborview Mortgage Loan Trust 2005-1 X, 0.56% (IO), 03/19/35[6,7]	15,689,754	367,729
	Harborview Mortgage Loan Trust 2005-10 X, 1.68% (IO), 11/19/35[6,7]	24,264,126	743,089
	Harborview Mortgage Loan Trust 2005-12 X2A (IO), 0.63%, 10/19/35[6,7]	47,599,187	654,489
	Harborview Mortgage Loan Trust 2006-1 X1 (IO), 1.60%, 03/19/37[6,7]	38,949,404	2,002,243
	IndyMac Index Mortgage Loan Trust 2004-AR5 2A1B, 5.22%, 08/25/34[7]	2,545,070	2,547,630
	IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO), 0.93%, 12/25/34[6,7]	6,358,047	162,925
	Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS9 1A, 7.00%, 04/25/33	356,436	364,933

			11,347,481

U.S. Agency Mortgage-Backed —9.53%	Fannie Mae 1993-80 S, 4.96%, 05/25/23[7]	37,262	34,948
	Fannie Mae 1997-44 SB (IO), 3.65%, 06/25/08[7]	215,722	7,525
	Fannie Mae 2000-45 SA (IO), 3.17%, 12/18/30[7]	5,687,403	387,669
	Fannie Mae 2001-31 SA, 7.28%, 11/25/17[7]	633,323	637,110
	Fannie Mae 2001-42 SB, 8.50%, 09/25/31[7]	4,464	4,736
	Fannie Mae 2003-26 PI (IO), 5.50%, 11/25/32	2,014,519	317,157
	Fannie Mae 2003-37 IG (IO), 5.50%, 05/25/32	3,877,276	598,398
	Fannie Mae 2003-67 IH (IO), 5.00%, 01/25/25	1,964,508	115,700
	Fannie Mae 2003-85 IP (IO), 5.50%, 12/25/28	135,000	22,223
	Fannie Mae 2003-107 SQ (IO), 2.83%, 05/25/33[7]	1,028,766	57,753
	Fannie Mae 2003-124
	IO (IO), 5.25%, 03/25/31	3,398,258	184,569
	TS, 9.80%, 01/25/34[7]	88,990	100,776
	Fannie Mae 2005-47 SL, 7.50%, 06/25/35[7]	2,304,086	2,268,899

See accompanying notes to financial statements.

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2006

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) U.S. Agency Mortgage-Backed (continued)	Fannie Mae Pool 555312, 5.70%, 01/01/33[7]	$2,308,113	$2,341,682
	Fannie Mae Pool 735575, 5.50%, 12/01/18	4,839,420	4,818,371
	Fannie Mae Strip 342 2 (IO), 6.00%, 10/01/33	786,621	194,004
	Freddie Mac 1602 SN, 10.09%, 10/15/23[7]	14,590	15,186
	Freddie Mac 2451 SP, 6.49%, 05/15/09[7]	16,188	16,226
	Freddie Mac 2527 TI (IO), 6.00%, 02/15/32	1,296,068	221,932
	Freddie Mac 2561 BX (IO), 5.00%, 05/15/17	2,867,795	366,024
	Freddie Mac 2587 IH (IO), 5.00%, 08/15/25	2,058,130	193,482
	Freddie Mac 2595 HY (IO), 5.50%, 03/15/23	230,353	46,713
	Freddie Mac 2596 IJ (IO), 5.00%, 01/15/17	1,234,204	128,609
	Freddie Mac 2603 LI (IO), 5.50%, 09/15/28	2,037,259	241,947
	Freddie Mac 2625 (IO), 5.00%, 12/15/31	295,619	38,639
	Freddie Mac 2642 BW (IO), 5.00%, 06/15/23	251,959	45,196
	Freddie Mac 2657 LX (IO), 6.00%, 05/15/18	1,710,057	286,125
	Freddie Mac 2692 EI (IO), 5.50%, 08/15/33	352,035	65,101
	Freddie Mac 2764
	CT, 7.50%, 03/15/34[7]	484,284	469,417
	SH, 7.50%, 03/15/34[7]	493,485	500,378
	Freddie Mac 2827 JT, 8.50%, 12/15/32[7]	281,320	283,582
	Freddie Mac 2835 IB (IO), 5.50%, 01/15/19	2,000,000	93,314
	Freddie Mac 2856 ST, 7.00%, 09/15/23[7]	795,176	774,425
	Freddie Mac Pool 1B0202, 5.44%, 01/01/32[7]	2,348,089	2,353,369
	Freddie Mac Pool 390381, 4.32%, 02/01/37[7]	293,101	292,587
	Ginnie Mae 2001-31 SJ, 11.28%, 02/20/317	194,221	210,187
	Ginnie Mae 2003-28 LI (IO), 5.50%, 02/20/32	356,366	54,422
	Ginnie Mae 2003-58 IG (IO), 5.50%, 05/17/29	200,000	29,844
	Ginnie Mae 2004-8 SE, 4.66%, 11/26/237	779,145	725,655
	Ginnie Mae 2004-34 IA (IO), 5.50%, 12/20/31	1,088,090	88,997
	Ginnie Mae 2004-69 SG, 7.00%, 08/16/337	116,466	116,235

			19,749,112

	Total Mortgage-Backed (Cost $36,384,369)		35,786,979

	Total Bonds (Cost $177,727,362)		176,567,907

	Issues	Shares	Value

PREFERRED STOCK 0.71%
Automotive —0.07%	Corts Trust for Ford Motor Co., 8.00%, 07/16/31	700	$12,005
	Preferred Plus Trust Ford Motor Co., 8.25%, 07/16/31	8,100	145,800

			157,805

Communications —0.64%	Corts Trust for US West Communications, 7.50%, 11/15/43	7,118	174,035
	Preferred Plus Trust Citizens Communications Co. , 8.38%, 10/01/46	12,100	303,105
	Preferred Plus Trust Qwest Capital Funding,
	7.75%, 02/15/31	9,650	223,397
	8.00%, 02/15/31	19,500	463,710
	Preferred Plus Trust Verizon Global Funding Corp., 7.63%, 12/01/30	6,100	157,075

			1,321,322

	Total Preferred Stock (Cost $1,487,680)		1,479,127

		Contracts

PUT OPTIONS PURCHASED 0.82%
Automotive —0.82%	General Motors Corp., Put Strike $35, expires 01/20/07	450	657,000
	General Motors Corp., Put Strike $40, expires 01/20/07	400	800,000
	General Motors Corp., Put Strike $30, expires 01/20/08	200	251,000

			1,708,000

	Total Put Options Purchased (Cost $1,520,150)		1,708,000

		Principal Amount

SHORT TERM INVESTMENTS 14.25%
Commercial Paper —8.37%	Alcoa, Inc.,
	4.66%[5], 04/18/06	$2,280,000	2,275,573
	4.82%[5], 05/16/06	2,400,000	2,386,183
	CRC Funding LLC, 4.60%[5], 04/20/06	2,800,000	2,793,918
	DaimlerChrysler NA Holding Corp., 4.66%[5], 04/10/06	4,960,000	4,955,506
	General Electric Capital Corp., 4.54%[5], 04/07/06	4,960,000	4,957,498

			17,368,678

Money Market Fund—1.05%	JPMorgan Prime Money Market Fund	2,172,700	2,172,700

U.S. Agency Discount Notes —4.83%	Fannie Mae,
	4.60%[5], 05/31/06[9]	90,000	89,319
	4.65%[5], 05/31/06	10,000,000	9,924,360

			10,013,679

See accompanying notes to financial statements.

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2006

Issues	Value
Total Short Term Investments (Cost $29,555,794)	$29,555,057

Total Investments—100.92% (Cost $210,290,986)¹	209,310,091

Liabilities in Excess of Other Assets—(0.92)%	(1,913,849)

Net Assets—100.00%	$207,396,242

SECURITIES SOLD SHORT

		Shares	Proceeds	Market Value
Equities— 0.88%	AMR Corp.[8]	8,065	$76,504	$218,158
	Continental Airlines, Inc., Cl. B8	59,890	715,975	1,611,041

	Total Securities Sold Short		$792,479	$1,829,199

WRITTEN PUT OPTIONS

Contracts		Exercise Price	Premiums Received	Market Value
2,500	General Motors Corp. Expire January 2007	$2.50	$(34,999)	$(25,000)
1,500	General Motors Corp. Expire January 2007	7.50	(129,745)	(105,000)
505	General Motors Corp. Expire January 2008	7.50	(74,232)	(83,325)

	Total Written Put Options		$(238,976)	$(213,325)

FUTURES CONTRACTS: SHORT POSITIONS

Contracts		Unrealized Appreciation
14	U.S. Treasury Two Year Note Futures, June 2006	$6,875
179	U.S. Treasury Five Year Note Futures, June 2006	131,375
14	U.S. Treasury Ten Year Note Futures, June 2006	20,359

	Net unrealized appreciation	$158,609

SWAPS: CREDIT DEFAULT (PURCHASED)

Notional Amount (000’s)		Unrealized (Depreciation)
1,000	Pay a fixed rate equal to 0.85% and the Fund will receive from the counterparty at par in the event of default of the Dow Jones CDX Series 5, 0.85% due 12/10/20. Counterparty: Deutsche Bank AG Expire 12/20/10	$(7,520)

Notional Amount (000’s)		Unrealized (Depreciation)
725	Pay a fixed rate equal to 2.95% and the Fund will receive from the counterparty at par in the event of default of the ABS CDS-P SABR 2005 EC1, 2.95% due 01/25/35. Counterparty: Bear Stearns Co. Expire 01/25/35	$8,991
15,500	Pay a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par in the event of default of the Dow Jones CDX Series 5, 0.45% due 12/10/20. Counterparty: Bear Stearns Co. Expire 12/20/10	(60,538)
3,920	Pay a fixed rate equal to 3.95% and the Fund will receive from the counterparty at par in the event of default of the Dow Jones CDX Series 5, 3.95% due 12/10/20. Counterparty: Bear Stearns Co. Expire 12/20/10	(85,220)
1,000	Pay a fixed rate equal to 1.17% and the Fund will receive from the counterparty at par in the event of default of the Sears, Roebuck and Co., 7.00% due 02/01/11. Counterparty: Deutsche Bank AG Expire 12/20/09	(15,729)
3,500	Pay a fixed rate equal to 1.05% and the Fund will receive from the counterparty at par in the event of default of the Sears, Roebuck and Co., 7.00% due 04/15/12. Counterparty: Bear Stearns Co. Expire 06/20/10	(29,076)
2,000	Pay a fixed rate equal to 1.24% and the Fund will receive from the counterparty at par in the event of default of the Sears, Roebuck and Co., 7.00% due 02/01/11. Counterparty: Bear Stearns Co. Expire 03/20/10	(33,561)
13,000	Pay a fixed rate equal to 0.56% and the Fund will receive from the counterparty at par in the event of default of the Southwest Airlines, Co., 6.50% due 03/01/12. Counterparty: Deutsche Bank AG. Expire 12/20/09	(156,935)
5,000	Pay a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par in the event of default of the Viacom Inc., 5.63% due 08/15/12. Counterparty: Merrill Lynch & Co., Inc. Expire 09/20/09	(36,650)
1,000	Pay a fixed rate equal to 3.40% and the Fund will receive from the counterparty at par in the event of default of the CSC Holdings, Inc., 7.63% due 04/01/11. Counterparty: Deutsche Bank AG Expire 12/20/10	(43,343)

See accompanying notes to financial statements.

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2006

Notional Amount (000’s)		Unrealized (Depreciation)
207	Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Ace Securities Corp. 2004-RM2 B1, 6.52% due 01/25/35. Counterparty: Citigroup Inc. Expire 01/25/35	$ (2,575)
207	Pay a fixed rate equal to 3.35% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Aegis Asset Backed Securities Trust 2004-5 B3, 8.32% due 12/25/34. Counterparty: Citigroup Inc. Expire 12/25/34	(4,276)
207	Pay a fixed rate equal to 2.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AmeriQuest Mortgage Securities, Inc. 2004-R6 M3, 6.97% due 07/25/34. Counterparty: Citigroup Inc. Expire 07/25/34	(2,708)
5,000	Pay a fixed rate equal to 0.60% and the Fund will receive from the counterparty at par in the event of default of the AmeriQuest Mortgage Securities, Inc. 2004-R7 M1 3.37% due 08/25/34. Counterparty: Deutsche Bank AG Expire 07/25/34	(33,250)
207	Pay a fixed rate equal to 1.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the CDC Mortgage Capital Trust 2004-HE3 B2, 6.77% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(2,447)
207	Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest in the event of default of the Countrywide Asset-Backed Certificates 2004-12 MV8, 6.62% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(2,685)
207	Pay a fixed rate equal to 2.05% and the Fund will receive the counterparty at par in the event of default of the Countrywide Asset-Backed Certificates 2004-6 M8, 7.02% due 05/25/34. Counterparty: Citigroup Inc. Expire 05/25/34	(2,685)
345	Pay a fixed rate equal to 3.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC1 B, 7.82% due 01/25/34. Counterparty: Citigroup Inc. Expire 01/25/34	(4,474)

Notional Amount (000’s)		Unrealized (Depreciation)
345	Pay a fixed rate equal to 2.00% and the Fund will receive from the counterparty at par including interest in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC2 M8, 6.97% due 06/25/34. Counterparty: Citigroup Inc. Expire 06/25/34	$(4,474)
5,000	Pay a fixed rate equal to 0.55% and the Fund will receive from the counterparty at par in the event of default of the Fremont Home Loan Trust 2004-B M1, 3.43% due 05/25/34. Counterparty: Deutsche Bank AG Expire 07/25/34	(29,660)
207	Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the GSAMP Trust 2005-HE1 B2, 6.52% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(2,773)
207	Pay a fixed rate equal to 3.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Equity Asset Trust 2004-8 B3, 7.92% due 03/25/35. Counterparty: Citigroup Inc. Expire 03/25/35	(2,899)
207	Pay a fixed rate equal to 2.03% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Long Beach Mortgage Loan Trust 2004-2 M6, 7.07% due 06/25/34. Counterparty: Citigroup Inc. Expire 06/25/34	(2,612)
5,000	Pay a fixed rate equal to 0.55% and the Fund will receive from the counterparty at par in the event of default of the Long Beach Mortgage Loan Trust 2004-3 M1, 3.42% due 09/25/34. Counterparty: Deutsche Bank AG Expire 07/25/34	(19,390)
207	Pay a fixed rate equal to 2.10% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the MASTR Asset Backed Securities Trust 2004-WMC2 M5, 7.22% due 04/25/34. Counterparty: Citigroup Inc. Expire 04/25/34	(2,561)
207	Pay a fixed rate equal to 2.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-HE6 B2, 6.77% due 08/25/34. Counterparty: Citigroup Inc. Expire 08/25/34	(3,004)

See accompanying notes to financial statements.

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2006

Notional Amount (000’s)		Unrealized (Depreciation)
207	Pay a fixed rate equal to 2.07% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-NC5 B2, 7.07% due 05/25/34. Counterparty: Citigroup Inc. Expire 05/25/34	$(2,810)
345	Pay a fixed rate equal to 2.70% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the New Century Home Equity Loan Trust 2004-4 M9, 7.52% due 02/25/35. Counterparty: Citigroup Inc. Expire 02/25/35	(3,933)
207	Pay a fixed rate equal to 1.85% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Residential Asset Securities Corp. 2004-KS10 M5, 6.67% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(2,607)

	Net unrealized (depreciation)	$(591,404)

SWAPS: CREDIT DEFAULT (WRITTEN)

Notional Amount (000’s)		Unrealized Appreciation
10,000	Receive a fixed rate equal to 0.50% and the Fund will pay to the counterparty at par in the event of default of the AmeriQuest Mortgage Securities, Inc. 2004-R7 A4, 3.37% due 08/25/34. Counterparty: Deutsche Bank AG Expire 07/25/34	$45,710
10,000	Receive a fixed rate equal to 0.45% and the Fund will pay to the counterparty at par in the event of default of the Fremont Home Loan Trust 2004-B 2A3, 3.43% due 05/25/24. Counterparty: Deutsche Bank AG Expire 07/25/34	62,670
10,000	Receive a fixed rate equal to 0.45% and the Fund will pay to the counterparty at par in the event of default of the Long Beach Mortgage Loan Trust 2004-3 A4, 3.42% due 09/25/34. Counterparty: Deutsche Bank AG Expire 07/25/34	78,330

	Net unrealized appreciation	$186,710

Notes:

¹	Cost for Federal income tax purposes is $210,382,570 and net unrealized depreciation consists of:

Gross unrealized appreciation	$3,023,632
Gross unrealized depreciation	(4,096,111)

Net unrealized (depreciation)	$(1,072,479)

[2]	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
[3]	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective date less than the stated maturity date.
[4]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2006 was $49,568,415 representing 23.90% of total net assets.
[5]	Represents annualized yield at date of purchase.
[6]	Illiquid Security.
[7]	Floating rate security. The rate disclosed is that in effect at March 31, 2006.
[8]	Non-income producing.
[9]	Securities, or a portion there of, pledged as collateral with a value of $89,319 on 207 short U.S. Treasury Notes futures contracts expiring June 2006.
[10]	Securities, or a portion there of, pledged as collateral with a value of $2,764,921 for securities sold short and options.
[11]	Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
02/13/06	Georgia Pacific TL B, 6.97%, 12/23/12	$997,500	$1,005,956	0.49%
11/17/04	Level 3 Financing, Inc. Bank Loan, 1.82%, 12/01/11	1,000,000	1,064,250	0.51%
11/19/04	Northwest Airlines Corp. Term Loan B, 11.06%, 11/23/10	990,000	1,014,838	0.49%
04/19/05	Terwin Mortgage Trust 2005-P1 A, 0.00%, 11/25/35	904,213	997,500	0.48%
02/01/06	United Air Lines, Inc. Term Loan, 8.44%, 02/01/12	2,000,000	2,035,750	0.98%

		$5,891,713	$6,118,294	2.95%

[12]	Security in default with regards to scheduled interest or principal payments.
†	Fair valued security. The aggregate value of fair valued securities is $38,380,402, which is 18.51% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

(IO): Interest only

(MTN): Medium term note

(STEP): Step coupon bond

See accompanying notes to financial statements.

AlphaTrakSM 500 Fund

Schedule of Portfolio Investments

March 31, 2006

Issues	Principal Amount	Value

BONDS 88.12%
ASSET-BACKED SECURITIES—26.80%³
ACE Securities Corp. 2004-FM1 B1A, 8.32%, 09/25/33[8]	$380,886	$381,120
ACE Securities Corp. 2006-SL1 A, 4.98%, 09/25/35[8]	2,087,166	2,088,643
Amortizing Residential Collateral Trust 2002-BC4 M2, 5.97%, 07/25/32[8]	1,296,595	1,307,928
Bayview Financial Acquisition Trust 2005-C A1A, 4.96%, 06/28/44[8]	1,455,976	1,456,995
Bear Stearns Asset Backed Securities, Inc. 2000-2 M1 (STEP), 8.04%, 08/25/30	1,864,810	1,879,734
Carrington Mortgage Loan Trust 2006-NC1 A2, 4.98%, 01/25/36[8]†	2,200,000	2,200,128
Castle Trust 2003-1AW A1, 5.50%, 05/15/27[4,8]	841,615	841,989
CIT Group Home Equity Loan Trust 2002-1 MV2, 6.07%, 08/25/30[8]	1,240,000	1,249,270
Conseco Finance 2000-C B2, 6.80%, 07/15/29[8]†	66,195	64,514
Conseco Finance 2002-C BF2, 8.00%, 06/15/32[4]†	658,143	657,222
Conseco Finance Securitizations Corp. 2000-6 A4, 6.77%, 09/01/32	28,069	28,114
Countrywide Asset-Backed Certificates 2005-13 AF1, 4.71%, 04/25/36[8]	2,179,753	2,181,203
Embarcadero Aircraft Securitization Trust 2000-A A1, 5.23%, 08/15/25[4,8]	1,700,000	1,288,813
First Alliance Mortgage Loan Trust 1994-4 A1, 9.28%, 02/25/26	3,050	3,034
GMAC Mortgage Corp. Loan Trust 2001-HLT2 AII (STEP), 5.55%, 04/25/27	257,475	256,849
Green Tree Financial Corp. 1999-3 A5, 6.16%, 02/01/31	2,714	2,721
Green Tree Home Improvement Loan Trust 1995-C B2, 7.60%, 07/15/20	175,440	173,914
Green Tree Home Improvement Loan Trust 1995-F B2, 7.10%, 01/15/21	340,907	334,016
Green Tree Home Improvement Loan Trust 1996-B A, 6.45%, 10/15/15†	4,466	4,469
Green Tree Recreational, Equipment & Consumer Trust 1996-D CTFS, 7.24%, 12/15/22	228,520	210,149
Greenpoint Mortgage Funding Trust 2005-HE2 A1, 4.95%, 04/15/30[8]†	682,639	681,825
GSAMP Trust 2004-FM1 M2, 6.22%, 11/25/33[8]	2,000,000	2,029,937

	Issues	Principal Amount	Value

Bonds (continued) Asset-Backed Securities (continued)	Home Equity Asset Trust 2002-4 M2, 6.87%, 03/25/33[8]	$1,650,000	$1,652,094
	Household Mortgage Loan Trust 2002-HC1 M, 5.43%, 05/20/32[8]	947,445	948,154
	HPSC Equipment Receivables LLC 2003-1A F, 13.95%, 07/20/11[4]†	118,697	120,477
	IndyMac Home Equity Loan Asset-Backed Trust 2002-A M1, 5.57%, 05/25/33[8]	1,500,000	1,503,703
	IndyMac Home Equity Loan Asset-Backed Trust 2004-1 A, 4.94%, 04/25/26[8]†	2,466,022	2,466,248
	IndyMac Residential Asset Backed Trust 2006-A A2, 4.97%, 03/25/36[8]†	2,305,000	2,305,538
	MASTR Asset Backed Securities Trust 2006-NC1 A2, 4.71%, 01/25/36[8]†	2,265,000	2,265,529
	Mego Mortgage Home Loan Trust 1997-4 M1 (STEP), 7.50%, 09/25/23	209,668	208,860
	Mellon Residential Funding Corp. 2001-HEIL A4 (STEP), 6.62%, 02/25/21	1,014,892	1,014,055
	Oakwood Mortgage Investors, Inc. 2002-B A1, 4.98%, 05/15/13[8]	222,486	191,183
	Option One Mortgage Loan Trust 2003-2 A2, 5.12%, 04/25/33[8]	128,493	128,776
	Renaissance Home Equity Loan Trust 2005-2 N, 5.19%, 07/25/35[4]	560,533	557,555
	Residential Funding Mortgage Securities II, Inc. 2006-HSA2 AI1, 4.92%, 03/25/36[8]†	2,518,054	2,518,971
	Saxon Asset Securities Trust 2005-2 A2A, 4.91%, 10/25/35[8]	1,114,069	1,114,888
	Structured Asset Receivables Trust 2003-1, 3.65%, 01/21/10[4,8]†	1,137,805	1,131,547
	Structured Asset Receivables Trust 2003-2, 4.91%, 01/21/09[4,8]†	675,974	672,257
	Structured Settlements Fund 1999-A A, 7.25%, 12/20/15[4]†	107,188	109,416
	Terwin Mortgage Trust 2003-7SL AX (IO), 14.50%, 12/25/33[4,6]†	1,512,502	36,460
	Terwin Mortgage Trust 2004-13AL 2PX (IO), 0.34%, 08/25/34[4,6]†	22,614,391	426,779
	Terwin Mortgage Trust 2005-7SL A1, 5.09%, 07/25/35[4,8]	1,267,668	1,268,696
	Terwin Mortgage Trust 2005-11 1A1A (STEP), 4.50%, 11/25/36[4]†	1,021,064	1,014,615

See accompanying notes to financial statements.

AlphaTrakSM 500 Fund

Schedule of Portfolio Investments

March 31, 2006

	Issues	Principal Amount	Value
Bonds (continued) Asset-Backed Securities (continued)	UCFC Home Equity Loan 1998-D MF1, 6.91%, 04/15/30	$813,660	$814,076
	Zermatt CBO Ltd. 1A A, 5.49%, 09/01/10[4,8]†	138,903	138,778

	Total Asset-Backed Securities (Cost $42,447,467)		41,931,242

CORPORATES—29.68%²
Automotive —4.84%	DaimlerChrysler NA Holding Corp.,
	5.72%, 08/08/06[8]	233,000	233,592
	5.10%, 03/07/07[8]	1,160,000	1,160,726
	Ford Motor Credit Co.,
	5.79%, 09/28/07[8] (MTN)	1,195,000	1,147,429
	6.17%, 01/15/10[8]	2,060,000	1,865,742
	General Motors Acceptance Corp., 7.02%, 12/01/14[8]	3,466,000	3,162,118

			7,569,607

Banking—4.20%	Chase Capital I, 7.67%, 12/01/26	600,000	629,470
	CS First Boston London,
	9.65%, 03/24/10[4,8]	1,322,000	1,175,509
	9.65%, 03/24/10[4,8]	522,000	464,157
	Popular North America, Inc., 5.24%, 12/12/07[8]	915,000	915,640
	Roslyn Bancorp, Inc., 5.75%, 11/15/07	1,200,000	1,198,370
	Societe Generale (EMTN), 5.25%, 10/29/49[8]	700,000	701,691
	State Street Institutional Capital B, 8.04%, 03/15/27[4]	1,410,000	1,492,008

			6,576,845

Basic Industry —1.99%	Oregon Steel Mills, Inc., 10.00%, 07/15/09	1,795,000	1,911,675
	Steel Dynamics Inc., 9.50%, 03/15/09	1,150,000	1,206,063

			3,117,738

Communications —1.51%	Lenfest Communications, Inc., 7.62%, 02/15/08	1,000,000	1,034,664
	Qwest Capital Funding, Inc., 7.75%, 08/15/06	700,000	707,875
	Qwest Corp. Bank Loan, 6.50%, 06/30/07[10]	600,000	616,313

			2,358,852

Electric—2.94%	East Coast Power LLC, 6.74%, 03/31/08	830,431	834,471
	Entergy Gulf States, Inc., 5.61%, 12/08/08[4,8]	1,500,000	1,501,767
	Florida Power Corp., 5.14%, 11/14/08[8]	1,430,000	1,431,370
	TECO Energy, Inc., 7.00%, 05/01/10[4,8]	800,000	828,000

			4,595,608

Finance—1.81%	Bear Stearns Cos., Inc. (The), 4.90%, 01/31/11[8]	620,000	621,048

	Issues	Principal Amount	Value
Bonds (continued) Corporates (continued) Finance (continued)	Countrywide Financial Corp., 5.17%, 03/24/09[8]	$1,400,000	$1,400,741
	Goldman Sachs Group, Inc., 5.02%, 03/02/10[8]	812,000	813,279

			2,835,068

Insurance —0.90%	Zurich Capital Trust I, 8.38%, 06/01/37[4]	1,314,000	1,406,047

Natural Gas —0.90%	Sempra Energy, 5.24%, 05/21/08[8]	1,400,000	1,402,464

Real Estate Investment Trust (REIT)—5.32%	Brandywine Operating Partnership LP, 5.41%, 04/01/09[8]	1,125,000	1,125,528
	Duke Realty LP, 5.20%, 12/22/06[8]	1,180,000	1,181,536
	EOP Operating LP, 5.59%, 10/01/10[8]	1,670,000	1,686,214
	Highwoods Properties, Inc.,
	7.00%, 12/01/06	830,000	835,817
	7.13%, 02/01/08	995,000	1,018,179
	HRPT Properties Trust, 5.52%, 03/16/11[8]	1,200,000	1,201,990
	Summit Properties Partnership LP, 7.20%, 08/15/07	1,250,000	1,271,353

			8,320,617

Transportation —5.27%	Air 2 USA, 8.03%, 10/01/20[4]	1,440,978	1,434,674
	American Airlines, Inc. 2002-1 G, 5.56%, 03/23/09[8]	689,623	692,504
	Continental Airlines, Inc. 1997-1 A, 7.46%, 10/01/16	184,053	178,872
	Continental Airlines, Inc. 1997-2 A, 7.15%, 12/30/08	449,559	445,430
	Continental Airlines, Inc. 1998-2 A, 6.41%, 10/15/08	1,288,899	1,286,092
	Delta Air Lines, Inc. 2003-1 G, 5.37%, 07/25/09[8,9]	874,090	875,746
	Northwest Airlines Corp. Term Loan A, 9.07%, 11/19/098.10	1,000,000	1,015,982
	United AirLines, Inc. 2000-2 A-1, 7.03%, 04/01/12[9]	766,830	779,291
	United AirLines, Inc. Term Loan 8.44%, 02/01/12[10]	1,500,000	1,526,812

			8,235,403

	Total Corporates (Cost $46,780,776)		46,418,249

MORTGAGE-BACKED—21.81%³
Commercial Mortgage-Backed —1.47%	Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41, 5.13%, 02/25/34[8]	37,683	37,897
	Terra LNR1
	D, 5.63%, 06/15/17[4]†	1,500,000	1,500,450
	E, 6.50%, 06/15/17[4]†	750,000	750,225

			2,288,572

Non-Agency Mortgage-Backed —13.18%	Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41, 5.12%, 02/25/34[8]	983,836	966,608

See accompanying notes to financial statements.

AlphaTrakSM 500 Fund

Schedule of Portfolio Investments

March 31, 2006

	Issues	Principal Amount	Value
Bonds (continued) Mortgage-Backed (continued) Non-Agency Mortgage-Backed (continued)	Countrywide Alternative Loan Trust 2005-14 4X (IO), 1.56%, 05/25/35[6,8]†	$4,979,464	$132,315
	Countrywide Alternative Loan Trust 2005-27 2A1, 5.10%, 08/25/35[8]†	1,854,831	1,865,437
	Countrywide Alternative Loan Trust 2005-59
	1A1, 5.11%, 11/20/35[8]	2,176,706	2,189,228
	2X (IO), 1.91%, 11/20/35[6]	5,441,587	217,663
	Countrywide Alternative Loan Trust 2005-61 2A1, 5.10%, 12/25/35[8]†	1,200,939	1,202,665
	Countrywide Alternative Loan Trust 2005-72 A1 (STEP), 5.09%, 1/25/36[8]†	2,153,189	2,154,940
	Countrywide Alternative Loan Trust 2006-OA2 X1P (IO), 1.03%, 05/20/46[6]	8,660,000	446,531
	Harborview Mortgage Loan Trust 2005-1 X (IO), 0.56%, 03/19/35[6,8]	5,685,373	133,251
	Harborview Mortgage Loan Trust 2005-10 X (IO), 1.68%, 11/19/35[6,8]	6,979,759	213,755
	IndyMac Index Mortgage Loan Trust 2004-AR12
	A1, 5.21%, 12/25/34[8]	1,335,246	1,340,010
	AX2(IO), 0.93%, 12/25/34[6,8]	4,025,227	103,146
	IndyMac Index Mortgage Loan Trust 2004-AR7 A2, 5.25%, 09/25/34[8]	1,152,946	1,159,569
	MASTR Adjustable Rate Mortgages Trust 2004-13 3A2, 3.79%, 11/21/34[8]	543,987	540,664
	MASTR Seasoned Securities Trust 2004-1 4A1, 5.19%, 10/25/32[8]	1,006,044	1,016,719
	MASTR Seasoned Securities Trust 2005-1 4A1, 5.80%, 10/25/32[8]†	1,254,519	1,262,752
	Residential Accredit Loans, Inc. 2002-QS17 NB1, 6.00%, 11/25/32	198,283	198,059
	Residential Asset Mortgage Products, Inc. 2003-SL1 A11, 7.13%, 03/25/16	902,529	913,834
	Summit Mortgage Trust 2000-1 B5, 6.26%, 12/28/12[4,8]†	1,176	1,142
	Washington Mutual, Inc. 2002-AR18 A, 4.12%, 01/25/33[8]	625,454	622,635
	Washington Mutual, Inc. 2004-AR12 A4A, 4.88%, 10/25/44[8]	804,369	805,225
	Washington Mutual, Inc. 2005-AR1 A2A2, 5.07%, 01/25/45[8]	1,226,694	1,228,465
	Washington Mutual, Inc. 2005-AR2 2A22, 5.04%, 01/25/45[8]	1,064,314	1,066,330

	Issues	Principal Amount	Value
Bonds (continued) Mortgage-Backed (continued) Non-Agency Mortgage-Backed (continued)	Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS9 1A, 7.00%, 12/25/33	$819,802	$839,347

			20,620,290

U.S. Agency Mortgage-Backed —7.16%	Fannie Mae 1993-95 SB, 15.05%, 06/25/08[8]	2,543	2,789
	Fannie Mae 1997-91 SL (IO), 6.74%, 11/25/23[8]	604,324	73,841
	Fannie Mae 2001-60 JZ, 6.00% 03/25/31	83,364	83,357
	Fannie Mae 2003-37 IG (IO), 5.50%, 05/25/32	945,677	145,951
	Fannie Mae 2003-62 IG (IO), 5.00%, 10/25/31	1,000,000	312,138
	Fannie Mae 2003-91 IQ (IO), 5.50%, 06/25/26	1,093,264	92,771
	Fannie Mae G-36 ZB, 7.00%, 11/25/21	6,685	6,893
	Fannie Mae Pool 646884, 5.54%, 05/01/32[8]	512,570	514,707
	Fannie Mae Strip 342 2 (IO), 6.00%, 10/01/33	413,639	102,016
	Fannie Mae (TBA), 5.50%, 04/25/21	2,755,000	2,738,641
	Freddie Mac 2 L, 8.00%, 11/25/22	60,592	62,866
	Freddie Mac 2080 PJ, 6.50%, 08/15/28	863,836	879,676
	Freddie Mac 2535 LI (IO), 5.50%, 08/15/26	389,748	21,443
	Freddie Mac 2557 IM (IO), 5.50%, 03/15/22	345,404	8,288
	Freddie Mac 2845 PI (IO), 5.50%, 02/15/32	831,094	123,304
	Freddie Mac Pool 788498, 5.79%, 02/01/30[8]	1,402,350	1,428,836
	Freddie Mac Pool 847288, 3.15%, 05/01/34[8]	2,114,208	2,090,498
	Freddie Mac Pool 1L0113, 5.72%, 05/01/35[8]	1,410,633	1,435,167
	Ginnie Mae 2003-75 CI (IO), 5.50%, 01/20/21	1,207,812	38,583
	Ginnie Mae 2004-34 IA (IO), 5.50%, 12/20/31	1,300,000	106,329
	Ginnie Mae II Pool 80968, 5.00%, 07/20/34[8]	929,603	930,776

			11,198,870

	Total Mortgage-Backed (Cost $34,549,255)		34,107,732

U.S. AGENCY SECURITIES—9.83%
U.S. Agency Securities—9.83%	Fannie Mae,
	2.63%, 11/15/06	4,668,000	4,598,176
	4.50%, 10/15/08	3,810,000	3,762,364
	Freddie Mac,
	3.63%, 02/15/07	2,090,000	2,063,831
	4.50%, 08/22/07	5,005,000	4,958,799

	Total U.S. Agency Securities (Cost $15,436,613)		15,383,170

	Total Bonds (Cost $139,214,111)		137,840,393

See accompanying notes to financial statements.

AlphaTrakSM 500 Fund

Schedule of Portfolio Investments

March 31, 2006

	Issues	Shares	Value

PREFERRED STOCK 0.39%
Finance—0.39%	Woodbourne Pass-Through Trust, 5.79%, 12/31/49[4]	6	$604,688

	Total Preferred Stock (Cost $600,000)		604,688

		Principal Amount

SHORT TERM INVESTMENTS 5.03%
Money Market Fund—0.81%	JPMorgan Prime Money Market Fund	$1,257,497	1,257,497

U.S. Agency Discount Notes—4.22%	Fannie Mae,
	4.75%[5], 05/24/06	205,000	203,621
	4.65%[5], 05/31/06	6,450,000	6,401,212

			6,604,833

	Total Short Term Investments (Cost $7,863,316)		7,862,330

	Total Investments—93.54% (Cost $147,677,427)¹		146,307,411

	Cash and Other Assets, Less Liabilities—6.46%		10,110,621

	Net Assets—100.00%		$156,418,032

SWAPS: TOTAL RETURN

Notional Amount (000’s)		Unrealized Appreciation
26,269	S&P 500 Total Return issued by Credit Suisse First Boston, -2.79%[8], Expire 10/03/06	$1,595,704

FUTURES CONTRACTS: LONG POSITIONS
Contracts		Unrealized Appreciation/ (Depreciation)
400	S&P 500 Index, June 2006	$968,951
4	S&P 500 Mini, June 2006	(1,351)

	Net unrealized appreciation	$967,600

Notes:

¹	Cost for Federal income tax purposes is $147,677,427 and net unrealized depreciation consists of:

Gross unrealized appreciation	$707,666
Gross unrealized depreciation	(2,077,682)

Net unrealized (depreciation)	$(1,370,016)

[2]	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
[3]	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective date less than the stated maturity date.
[4]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2006 was $19,423,270 representing 12.42% of total net assets.
[5]	Represents annualized yield at date of purchase.
[6]	Illiquid Security.
[7]	Securities, or a portion there of, pledged as collateral with a value of $6,604,833 on 400 long S&P 500 Index futures contracts and 4 S&P 500 Mini futures contracts.
[8]	Floating rate security. The rate disclosed is that in effect at March 31, 2006.
[9]	Securities in default with regards to scheduled interest or principal payments.
[10]	Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
07/05/05	Northwest AirLines Corp. Term Loan A, 9.07%, 11/19/09	$950,507	$1,015,982	0.65%
06/05/03	Qwest Corp. Bank Loan, 6.50%, 06/30/07	598,165	616,313	0.39%
02/01/06	United AirLines, Inc. Term Loan 8.44%, 02/01/12	1,500,000	1,526,812	0.98%

		$3,048,672	$3,159,107	2.02%

†	Fair valued security. The aggregate value of fair valued securities is $25,684,699 which is 16.42% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

(EMTN): Euro Medium term note

(IO): Interest only

(MTN): Medium term note

(STEP): Step coupon bond

(TBA): To be announced

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2006

	Ultra Short Bond Fund	Low Duration Bond Fund	Intermediate Bond Fund	Total Return Bond Fund
Assets:
Investments, at value (Cost $288,965,584, $847,198,655, $67,248,470, and $1,620,706,222, respectively) (Note 2)	$286,359,446	$826,207,425	$65,700,191	$1,577,859,987
Cash and cash equivalents (Note 2)	20,176	424,961	162,419	835,943
Dividends and interest receivable	1,719,468	6,169,196	709,967	15,618,952
Due from Adviser (Note 5)	26,332	44,526	14,606	35,032
Receivable for securities sold	403,137	670,273	—	2,911,642
Receivable for capital stock sold	150,574	1,969,268	—	3,339,564
Receivable for daily variation margin on futures contracts (Note 3)	—	66,819	293	169,778
Other assets	—	—	773	6,284

Total assets	288,679,133	835,552,468	66,588,249	1,600,777,182

Liabilities:
Swap contracts, at value (Cost $0, $0, $0 and $71,275, respectively) (Note 2)	—	118,033	8,646	327,419
Payable for securities purchased	7,439,669	12,198,100	1,006,193	76,520,675
Payable for capital stock redeemed	13,989,069	3,094,224	1,776	1,132,758
Payable for daily variation margin on futures contracts (Note 3)	5,643	—	—	—
Due to Adviser (Note 5)	75,001	211,001	19,399	446,664
Accrued expenses	67,495	193,836	47,712	301,942
Accrued Trustees fees	5,807	24,300	2,013	88,852
Accrued 12b-1 expenses	27,709	54,304	1,604	97,828
Distributions payable	12,115	178,236	—	410,943

Total liabilities	21,622,508	16,072,034	1,087,343	79,327,081

Net assets	$267,056,625	$819,480,434	$65,500,906	$1,521,450,101

Class M Shares:
Net assets (Applicable to 39,389,338, 35,839,564, 915,337 and 58,748,380 shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$200,563,257	$334,038,251	$9,147,467	$555,873,209

Net asset value, offering and redemption price per Class M share	$5.09	$9.32	$9.99	$9.46

Class I Shares:
Net assets (Applicable to 13,069,365, 52,066,250, 5,639,107 and 102,076,133 shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$66,493,368	$485,442,183	$56,353,439	$965,576,892

Net asset value, offering and redemption price per Class I share	$5.09	$9.32	$9.99	$9.46

Net Assets Consist of:
Capital paid-in	$269,672,636	$879,405,949	$67,643,529	$1,673,348,419
Accumulated undistributed net investment income	7,369	722	1,540	40,560
Accumulated undistributed net realized (loss) on investments, futures contracts, swap contracts, and written options	(117,258)	(38,473,533)	(588,127)	(107,635,159)
Net unrealized (depreciation) on investments	(2,606,138)	(20,991,230)	(1,548,279)	(42,846,235)
Net unrealized appreciation/(depreciation) on futures contracts, swap contracts and written options	100,016	(461,474)	(7,757)	(1,457,484)

	$267,056,625	$819,480,434	$65,500,906	$1,521,450,101

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2006

	High Yield Bond Fund	Strategic Income Fund	AlphaTrakSM 500 Fund
Assets:
Investments, at value (Cost $75,309,628, $210,290,986, and $147,677,427, respectively) (Note 2)	$75,134,782	$209,310,091	$146,307,411
Cash and cash equivalents (Note 2)	89,662	260,625	460,363
Cash on deposit with broker for securities sold short and written option contracts (Note 3)	—	1,531,285	—
Dividends and interest receivable	1,201,590	2,065,838	947,730
Receivable for securities sold	160,500	407,467	89,184
Receivable for capital stock sold	118,282	699,222	14,050,000
Receivable on total return swap (Note 3)	—	—	326,950
Due from Adviser (Note 5)	14,103	—	1,270
Receivable for daily variation margin on futures contracts (Note 3)	9,701	—	—
Other assets	11	—	—

Total assets	76,728,631	214,274,528	162,182,908

Liabilities:
Securities sold short (Proceeds $0, $792,479, and $0, respectively) (Note 3)	—	1,829,199	—
Swap contracts, at value (Cost $1,682, $0, and $0, respectively) (Note 3)	108,873	459,836	102,736
Written option contracts, at value (Premiums received $0, $238,976 and $0, respectively) (Note 3)	—	213,325	—
Payable for securities purchased	3,315,162	3,500,000	5,010,433
Payable for capital stock redeemed	72,294	577,540	91,852
Payable for daily variation margin on futures contracts (Note 3)	—	9,583	369,237
Due to Adviser (Note 5)	50,098	186,215	—
Accrued expenses	54,516	66,723	55,115
Accrued Trustees fees	2,944	3,349	15,276
Accrued 12b-1 expenses	8,619	18,483	—
Distributions payable	20,353	14,033	120,227

Total liabilities	3,632,859	6,878,286	5,764,876

Net assets	$73,095,772	$207,396,242	$156,418,032

Class M Shares:
Net assets (Applicable to 3,767,351, 7,793,703 and 19,223,312 shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$41,037,386	$86,288,113	$156,418,032

Net asset value, offering and redemption price per Class M share	$10.89	$11.07	$8.14

Class I Shares:
Net assets (Applicable to 2,941,884 and 10,939,240 shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$32,058,386	$121,108,129	N/A

Net asset value, offering and redemption price per Class I share	$10.90	$11.07	N/A

Net Assets Consist of:
Capital paid-in (Note 7)	$73,699,156	$210,024,027	$165,583,554
Accumulated undistributed net investment income	2,031	2,032,285	2,670,762
Accumulated undistributed net realized (loss) on investments, futures contracts, swap contracts, written options, and securities sold short	(302,037)	(2,406,981)	(11,331,132)
Net unrealized (depreciation) on investments	(174,846)	(980,895)	(1,370,016)
Net unrealized (depreciation)/appreciation on futures contracts, swap contracts, written options, and securities sold short	(128,532)	(1,272,194)	864,864

	$73,095,772	$207,396,242	$156,418,032

N/A	— Not Applicable

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2006

	Ultra Short Bond Fund	Low Duration Bond Fund	Intermediate Bond Fund	Total Return Bond Fund
Investment Income:
Interest	$12,316,242	$33,990,679	$3,001,182	$83,967,235
Dividends	—	134,627	—	224,378

Total investment income	12,316,242	34,125,306	3,001,182	84,191,613

Expenses:
Investment advisory fees (Note 5)	694,396	2,220,697	202,111	4,795,432
Administration fees	200,768	458,071	77,514	798,464
Custodian fees	45,074	55,904	16,872	102,134
Distribution (12b-1) fees	330,411	623,923	10,790	1,017,542
Insurance expenses	12,759	35,515	2,510	72,418
Miscellaneous expenses	8,984	42,070	1,800	71,500
Professional fees	18,991	38,400	21,100	60,277
Registration and filing fees	58,513	57,476	23,021	93,461
Reports to shareholders	9,550	24,650	1,976	57,586
Transfer agent fees	89,543	96,979	51,704	165,991
Trustees’ fees and expenses	12,306	35,055	2,633	67,339

Total operating expenses	1,481,295	3,688,740	412,031	7,302,144

Expenses waived and reimbursed (Note 5)	(206,505)	(177,911)	(147,159)	(256,059)

Net expenses	1,274,790	3,510,829	264,872	7,046,085

Net investment income	11,041,452	30,614,477	2,736,310	77,145,528

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts, Swap Contracts and Written Options:
Net realized (loss) on investments	(182,025)	(5,389,650)	(557,015)	(29,701,939)
Net realized gain/(loss) on:
Futures contracts	123,092	(343,891)	249	(1,828,817)
Swap contracts	84,363	31,915	2,710	174,973
Written options	—	—	—	74,542
Net change in unrealized (depreciation)/appreciation on investments	(1,128,995)	1,189,064	(997,664)	(2,461,240)
Net change in unrealized appreciation/(depreciation) on futures contracts, swap contracts and written options	33,362	(408,697)	(4,185)	(1,472,503)

Net realized and change in unrealized loss on investments, futures contracts, swap contracts and written options	(1,070,203)	(4,921,259)	(1,555,905)	(35,214,984)

Net Increase in Net Assets from Operations	$9,971,249	$25,693,218	$1,180,405	$41,930,544

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2006

	High Yield Bond Fund	Strategic Income Fund	AlphaTrakSM 500 Fund
Investment Income:
Interest	$4,959,913	$13,318,719	$6,844,012
Dividends	8,502	874,873	46,491

Total investment income	4,968,415	14,193,592	6,890,503

Expenses:
Investment advisory fees (Note 5)	308,988	2,973,021	267,921
Administration fees	80,179	160,601	107,273
Custodian fees	17,993	25,700	22,243
Distribution (12b-1) fees	72,722	254,532	—
Insurance expenses	3,176	10,553	7,359
Miscellaneous expenses	4,485	7,195	6,400
Professional fees	21,096	17,992	21,059
Registration and filing fees	29,451	57,077	17,354
Reports to shareholders	1,326	9,200	11,565
Transfer agent fees	53,699	75,187	36,364
Trustees’ fees and expenses	2,412	10,447	6,681
Repayment of reimbursed expenses	—	39,514	—

Total operating expenses	595,527	3,641,019	504,219

Expenses waived and reimbursed (Note 5)	(182,919)	—	—

Net expenses	412,608	3,641,019	504,219

Net investment income	4,555,807	10,552,573	6,386,284

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts, Swap Contracts, Written Options and Securities Sold Short:
Net realized (loss) on investments	(60,132)	(2,028,970)	(2,335,169)
Net realized (loss)/gain on:
Futures contracts	(281,212)	667,406	5,065,918
Securities sold short	—	(229,231)	—
Swap contracts	27,647	1,620,769	1,891,678
Written options	—	(368,852)	—
Net change in unrealized (depreciation)/appreciation on investments	(768,379)	(58,645)	1,994,203
Net change in unrealized (depreciation)/appreciation on futures contracts, swap contracts, written options, and securities sold short	(120,627)	(1,786,279)	3,466,958

Net realized and change in unrealized (loss)/gain on investments, futures contracts, swap contracts, written options, and securities sold short	(1,202,703)	(2,183,802)	10,083,588

Net Increase in Net Assets from Operations	$3,353,104	$8,368,771	$16,469,872

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Changes in Net Assets

	Ultra Short Bond Fund
	Year Ended March 31, 2006	Year Ended March 31, 2005
Operations:
Net investment income	$11,041,452	$5,822,264[1]
Net realized (loss) on investments	(182,025)	(21,013)[1]
Net realized gain on futures contracts and swap contracts	207,455	4,827[1]
Net change in unrealized (depreciation) on investments	(1,128,995)	(2,089,769)[1]
Net change in unrealized appreciation on futures contracts, swap contracts and written options	33,362	73,028[1]

Net increase in net assets resulting from operations	9,971,249	3,789,337

Dividends and Distributions to Shareholders from:
Net investment income:
Class M	(8,172,246)	(4,904,371)
Class I	(2,946,236)	(930,071)
Net realized gains:
Class M	(29,030)	(7,980)
Class I	(8,282)	(3,670)

Net (decrease) in net assets resulting from dividends and distributions	(11,155,794)	(5,846,092)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	181,069,740	215,402,406
Shares issued in reinvestment of dividends and distributions	8,040,526	4,744,160
Cost of shares redeemed	(163,692,967)	(188,082,115)

Total Class M capital share transactions	25,417,299	32,064,451

Class I:
Proceeds from sale of shares	104,843,719	109,604,252
Shares issued in reinvestment of dividends and distributions	2,860,779	856,159
Cost of shares redeemed	(90,714,870)	(60,215,171)

Total Class I capital share transactions	16,989,628	50,245,240

Net increase in net assets resulting from capital share transactions	42,406,927	82,309,691

Net increase in net assets	41,222,382	80,252,936
Net assets at beginning of year	225,834,243	145,581,307

Net assets at end of year (including undistributed net investment income of $7,369 and $36, respectively)	$267,056,625	$225,834,243

[1]	Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The amounts for net investment income/(loss), net realized gain/(loss) and net unrealized gain/(loss) prior to this reclassification were $5,833,465, $(21,013) and $(2,023,115), respectively.

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Changes in Net Assets

	Low Duration Bond Fund
	Year Ended March 31, 2006	Year Ended March 31, 2005
Operations:
Net investment income	$30,614,477	$22,434,334[1]
Net realized (loss) on investments	(5,389,650)	(22,323,017)[1]
Net realized (loss) on futures contracts and swap contracts	(311,976)	(14,144)[1]
Net change in unrealized appreciation on investments	1,189,064	12,024,951[1]
Net change in unrealized (depreciation) on futures contracts	(408,697)	(40,636)[1]

Net increase in net assets resulting from operations	25,693,218	12,081,488

Dividends to Shareholders from:
Net investment income:
Class M	(13,367,844)	(11,785,869)
Class I	(17,651,879)	(10,235,653)

Net (decrease) in net assets resulting from dividends	(31,019,723)	(22,021,522)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	140,086,756	135,319,163
Shares issued in reinvestment of dividends	12,980,052	11,524,420
Cost of shares redeemed	(141,874,318)	(151,340,847)

Total Class M capital share transactions	11,192,490	(4,497,264)

Class I:
Proceeds from sale of shares	265,428,024	172,364,051
Shares issued in reinvestment of dividends	15,617,275	8,489,110
Cost of shares redeemed	(112,760,473)	(79,580,131)

Total Class I capital share transactions	168,284,826	101,273,030

Net increase in net assets resulting from capital share transactions	179,477,316	96,775,766

Net increase in net assets	174,150,811	86,835,732
Net assets at beginning of year	645,329,623	558,493,891

Net assets at end of year (including undistributed net investment income of $722 and $377,906, respectively)	$819,480,434	$645,329,623

[1]	Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The amounts for net investment income/(loss), net realized gain/(loss) and net unrealized gain/(loss) prior to this reclassification were $22,432,331, $(22,323,017) and $11,972,174, respectively.

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Changes in Net Assets

	Intermediate Bond Fund
	Year Ended March 31, 2006	Year Ended March 31, 2005
Operations:
Net investment income	$2,736,310	$2,154,968[1]
Net realized (loss)/gain on investments	(557,015)	518,132[1]
Net realized gain futures contracts and swap contracts	2,959	(969)[1]
Net change in unrealized (depreciation) on investments	(997,664)	(1,785,987)[1]
Net change in unrealized (depreciation) on swap contracts and written options	(4,185)	(2,654)[1]

Net increase in net assets resulting from operations	1,180,405	883,490

Dividends and Distributions to Shareholders from:
Net investment income:
Class M	(229,370)	(5,898)
Class I	(2,508,601)	(2,148,990)
Net realized gains:
Class M	(27,051)	(1,850)
Class I	(190,252)	(553,357)

Net (decrease) in net assets resulting from dividends and distributions	(2,955,274)	(2,710,095)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	9,310,765	97,634
Shares issued in reinvestment of dividends and distributions	254,034	6,966
Cost of shares redeemed	(352,014)	(20,381)

Total Class M capital share transactions	9,212,785	84,219

Class I:
Proceeds from sale of shares	11,205,492	11,327,750
Shares issued in reinvestment of dividends and distributions	2,656,896	2,703,016
Cost of shares redeemed	(1,774,951)	(6,115,585)

Total Class I capital share transactions	12,087,437	7,915,181

Net increase in net assets resulting from capital share transactions	21,300,222	7,999,400

Net increase in net assets	19,525,353	6,172,795
Net assets at beginning of year	45,975,553	39,802,758

Net assets at end of year (including undistributed net investment income of $1,540 and $776, respectively)	$65,500,906	$45,975,553

[1]	Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The amounts for net investment income/(loss), net realized gain/(loss) and net unrealized gain/(loss) prior to this reclassification were $2,154,917, $518,132 and $(1,789,559), respectively.

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Changes in Net Assets

	Total Return Bond Fund
	Year Ended March 31, 2006	Year Ended March 31, 2005
Operations:
Net investment income	$77,145,528	$80,245,412[1]
Net realized (loss) on investments	(29,701,939)	(55,277,061)[1]
Net realized (loss) on futures contracts, swap contracts, and written options	(1,579,302)	(20,543)[1]
Net change in unrealized (depreciation)/appreciation on investments	(2,461,240)	4,389,001[1]
Net change in unrealized (depreciation)/appreciation on futures contracts, swap contracts and written options	(1,472,503)	52,630[1]

Net increase in net assets resulting from operations	41,930,544	29,389,439

Dividends to Shareholders from:
Net investment income:
Class M	(27,080,390)	(27,731,441)
Class I	(51,420,128)	(51,297,927)

Net (decrease) in net assets resulting from dividends	(78,500,518)	(79,029,368)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	223,599,198	125,197,781
Shares issued in reinvestment of dividends	25,732,417	26,270,945
Cost of shares redeemed	(144,046,578)	(168,215,382)

Total Class M capital share transactions	105,285,037	(16,746,656)

Class I:
Proceeds from sale of shares	202,541,980	117,038,531
Shares issued in reinvestment of dividends	48,283,325	48,547,884
Cost of shares redeemed	(101,813,414)	(193,039,371)

Total Class I capital share transactions	149,011,891	(27,452,956)

Net increase/(decrease) in net assets resulting from capital share transactions	254,296,928	(44,199,612)

Net increase/(decrease) in net assets	217,726,954	(93,839,541)
Net assets at beginning of year	1,303,723,147	1,397,562,688

Net assets at end of year (including undistributed net investment income of $40,560 and $1,233,112, respectively)	$1,521,450,101	$1,303,723,147

[1]	Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The amounts for net investment income/(loss), net realized gain/(loss) and net unrealized gain/(loss) prior to this reclassification were $80,262,480, $(55,277,061) and $4,404,020, respectively.

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Changes in Net Assets

	High Yield Bond Fund
	Year Ended March 31, 2006	Year Ended March 31, 2005
Operations:
Net investment income	$4,555,807	$4,434,841[1]
Net realized (loss)/gain on investments	(60,132)	2,014,694[1]
Net realized (loss)/gain on futures contracts, swap contracts and securities sold short	(253,565)	48,272[1]
Net change in unrealized (depreciation) on investments	(768,379)	(2,590,785)[1]
Net change in unrealized (depreciation) on futures contracts, swap contracts, written options, and securities sold short	(120,627)	(8,589)[1]

Net increase in net assets resulting from operations	3,353,104	3,898,433

Dividends and Distributions to Shareholders from:
Net investment income:
Class M	(2,109,770)	(2,608,730)
Class I	(2,462,767)	(1,775,433)
Net realized gains:
Class M	(1,040,382)	(2,504,514)
Class I	(1,014,684)	(1,679,725)

Net (decrease) in net assets resulting from dividends and distributions	(6,627,603)	(8,568,402)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	25,294,794	26,432,001
Shares issued in reinvestment of dividends and distributions	2,973,227	4,811,585
Cost of shares redeemed	(10,876,880)	(53,408,532)

Total Class M capital share transactions	17,391,141	(22,164,946)

Class I:
Proceeds from sale of shares	22,111,486	10,005,246
Shares issued in reinvestment of dividends and distributions	3,299,063	3,221,745
Cost of shares redeemed	(21,271,168)	(646,500)

Total Class I capital share transactions	4,139,381	12,580,491

Net increase/(decrease) in net assets resulting from capital share transactions	21,530,522	(9,584,455)

Net increase/(decrease) in net assets	18,256,023	(14,254,424)
Redemption fees (Note 7)	10,065	38,401

Net assets at beginning of year	54,829,684	69,045,707

Net assets at end of year (including undistributed net investment income of $2,031 and $89,718, respectively)	$73,095,772	$54,829,684

[1]	Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The amounts for net investment income/(loss), net realized gain/(loss) and net unrealized gain/(loss) prior to this reclassification were $4,426,764, $2,070,359 and $(2,598,690), respectively.

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Changes in Net Assets

	Strategic Income Fund
	Year Ended March 31, 2006	Year Ended March 31, 2005
Operations:
Net investment income	$10,552,573	$5,872,826[1]
Net realized (loss)/gain on investments	(2,028,970)	1,054,709[1]
Net realized gain on futures contracts, swap contracts, written options and securities sold short	1,690,092	808,589[1]
Net change in unrealized appreciation/(depreciation) on investments	(58,645)	(1,603,322)[1]
Net change in unrealized (depreciation)/appreciation on futures contracts, swap contracts, written options and securities sold short	(1,786,279)	629,351[1]

Net increase in net assets resulting from operations	8,368,771	6,762,153

Dividends and Distributions to Shareholders from:
Net investment income:
Class M	(5,202,750)	(3,512,551)
Class I	(5,699,147)	(2,073,822)
Net realized gains:
Class M	(166,041)	(1,135,559)
Class I	(154,656)	(654,347)

Net (decrease) in net assets resulting from dividends and distributions	(11,222,594)	(7,376,279)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	39,548,468	115,514,088
Shares issued in reinvestment of dividends and distributions	5,296,957	4,602,000
Cost of shares redeemed	(59,382,498)	(114,384,594)

Total Class M capital share transactions	(14,537,073)	5,731,494

Class I:
Proceeds from sale of shares	93,265,677	98,384,610
Shares issued in reinvestment of dividends and distributions	5,323,164	2,299,840
Cost of shares redeemed	(68,700,660)	(7,704,703)

Total Class I capital share transactions	29,888,181	92,979,747

Net increase in net assets resulting from capital share transactions	15,351,108	98,711,241

Net increase in net assets	12,497,285	98,097,115
Net assets at beginning of year	194,898,957	96,801,842

Net assets at end of year (including undistributed net investment income of $2,032,285 and $775,872, respectively)	$207,396,242	$194,898,957

[1]	Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The amounts for net investment income/(loss), net realized gain/(loss) and net unrealized gain/(loss) prior to this reclassification were $5,655,385, $2,068,990 and $(962,222), respectively.

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Changes in Net Assets

	AlphaTrakSM 500 Fund
	Year Ended March 31, 2006	Year Ended March 31, 2005
Operations:
Net investment income	$6,386,284	$4,571,619[1]
Net realized (loss) on investments	(2,335,169)	(4,160,268)[1]
Net realized gain on futures contracts, swap contracts and securities sold short	6,957,596	5,976,834[1]
Net change in unrealized appreciation on investments	1,994,203	2,757,685[1]
Net change in unrealized appreciation on futures contracts, swap contracts and securities sold short	3,466,958	877,542[1]

Net increase in net assets resulting from operations	16,469,872	10,023,412

Dividends to Shareholders from:
Net investment income	(6,998,842)	(4,211,637)

Net (decrease) in net assets resulting from dividends	(6,998,842)	(4,211,637)

Capital Share Transactions:
Proceeds from sale of shares	42,580,940	32,730,705
Shares issued in reinvestment of dividends	6,264,750	3,779,226
Cost of shares redeemed	(35,223,393)	(34,045,060)

Net increase in net assets resulting from capital share transactions	13,622,297	2,464,871

Net increase in net assets	23,093,327	8,276,646
Net assets at beginning of year	133,324,705	125,048,059

Net assets at end of year (including undistributed net investment income of $2,670,762 and $1,494,378, respectively)	$156,418,032	$133,324,705

[1]	Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The amounts for net investment income/(loss), net realized gain/(loss) and net unrealized gain/(loss) prior to this reclassification were $4,329,318, $2,012,104 and $3,681,990, respectively.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Ultra Short Bond Fund*
	Class M	Class M	Class M
	Year Ended March 31, 2006	Year Ended March 31, 2005	Period Ended March 31, 2004
Net Asset Value, Beginning of Period	$5.11	$5.16	$5.00

Income from Investment Operations:
Net investment income	0.20 #	0.17 #	0.16 #
Net realized and unrealized (loss)/gain on investments, futures contracts, swap contracts and written options	(0.02)	(0.05)	0.16

Total from Investment Operations	0.18	0.12	0.32

Less Distributions:
Dividends from net investment income	(0.20)	(0.17)	(0.16)
Distributions from net capital gains	(0.00)[3]	(0.00)[3]	(0.00)[3]

Total Distributions	(0.20)	(0.17)	(0.16)

Net Asset Value, End of Period	$5.09	$5.11	$5.16

Total Return	3.62%	2.31%	6.48%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$200,563	$175,983	$145,581
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.57%	0.62%	0.76%[1]
After expense waivers and reimbursements	0.50%	0.50%	0.50%[1]
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	3.86%	3.13%[4]	3.36%[1]
After expense waivers and reimbursements	3.93%	3.25%[4]	3.62%[1]
Portfolio Turnover Rate	20%	25%	6%[2]

*	The Ultra Short Bond Fund Class M Shares commenced operations on June 30, 2003.
[1]	Annualized
[2]	Non-annualized
[3]	Distributions were less than $.005
[4]	Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The ratio of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.14%. The ratio of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.26%.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Ultra Short Bond Fund*
	Class I	Class I
	Year Ended March 31, 2006	Period Ended March 31, 2005
Net Asset Value, Beginning of Period	$5.11	$5.15

Income from Investment Operations:
Net investment income	0.21 #	0.12 #
Net realized and unrealized (loss) on investments, futures contracts, swap contracts and written options	(0.02)	(0.04)

Total from Investment Operations	0.19	0.08

Less Distributions:
Dividends from net investment income	(0.21)	(0.12)
Distributions from net capital gains	(0.00)[3]	(0.00)[3]

Total Distributions	(0.21)	(0.12)

Net Asset Value, End of Period	$5.09	$5.11

Total Return	3.79%	1.52%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$66,493	$49,851
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.41%	0.49%[1]
After expense waivers and reimbursements	0.34%	0.34%[1]
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	4.03%	3.28%[1,4]
After expense waivers and reimbursements	4.10%	3.43%[1,4]
Portfolio Turnover Rate	20%	25%[2]

*	The Ultra Short Bond Fund Class I Shares commenced operations on July 31, 2004.
[1]	Annualized
[2]	Non-annualized
[3]	Distributions were less than $0.005.
[4]	Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The ratio of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.29%. The ratio of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.44%.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Low Duration Bond Fund
	Class M	Class M	Class M	Class M	Class M
	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2002
Net Asset Value, Beginning of Year	$9.39	$9.55	$9.36	$9.87	$10.03

Income from Investment Operations:
Net investment income	0.38 #	0.35 #	0.42 #	0.51 †#	0.65 †#
Net realized and unrealized (loss)/gain on investments, futures contracts, swap contracts, and written options	(0.07)	(0.16)	0.20	(0.51)†	(0.18)†

Total from Investment Operations	0.31	0.19	0.62	0.00	0.47

Less Distributions:
Dividends from net investment income	(0.38)	(0.35)	(0.43)	(0.51)	(0.63)

Total Distributions	(0.38)	(0.35)	(0.43)	(0.51)	(0.63)

Net Asset Value, End of Year	$9.32	$9.39	$9.55	$9.36	$9.87

Total Return	3.38%	2.02%	6.81%	0.10%	4.74%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$334,038	$325,137	$335,686	$305,726	$424,441
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.60%	0.62%	0.64%	0.62%	0.64%
After expense waivers and reimbursements	0.58%	0.58%	0.58%	0.58%	0.58%
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	3.99%	3.71%	4.41%	5.35%†	6.24%†
After expense waivers and reimbursements	4.01%	3.75%	4.47%	5.39%†	6.30%†
Portfolio Turnover Rate	96%	108%	94%	65%	26%

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
†	Prior years’ data updated due to reclassification of paydown from capital gain/(loss) to net investment income. Due to this reclassification, net investment income increased and net realized and unrealized loss increased by $0.02 per share for the fiscal year ended March 31, 2002. The impact due to this reclassification was less than $.005 per share for the fiscal year ended March 31, 2003.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Low Duration Bond Fund
	Class I	Class I	Class I	Class I	Class I
	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2002
Net Asset Value, Beginning of Year	$9.39	$9.55	$9.36	$9.87	$10.03

Income from Investment Operations:

Net investment income	0.40#	0.37#	0.43#	0.53 †#	0.67 †#
Net realized and unrealized (loss)/gain on investments, futures contracts, swap contracts, and written options	(0.07)	(0.17)	0.21	(0.51)†	(0.18)†

Total from Investment Operations	0.33	0.20	0.64	0.02	0.49

Less Distributions:
Dividends from net investment income	(0.40)	(0.36)	(0.45)	(0.53)	(0.65)

Total Distributions	(0.40)	(0.36)	(0.45)	(0.53)	(0.65)

Net Asset Value, End of Year	$9.32	$9.39	$9.55	$9.36	$9.87

Total Return	3.57%	2.22%	7.01%	0.29%	4.94%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$485,442	$320,192	$222,808	$206,006	$327,473
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.41%	0.43%	0.45%	0.43%	0.45%
After expense waivers and reimbursements	0.39%	0.39%	0.39%	0.39%	0.39%
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	4.21%	3.89%	4.52%	5.54%†	6.43%†
After expense waivers and reimbursements	4.23%	3.93%	4.58%	5.58%†	6.49%†
Portfolio Turnover Rate	96%	108%	94%	65%	26%

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
†	Prior years’ data updated due to reclassification of paydown from capital gain/(loss) to net investment income. Due to this reclassification, net investment income increased and net realized and unrealized loss increased by $0.02 per share for the fiscal year ended March 31, 2002. The impact due to this reclassification was less than $.005 per share for the fiscal year ended March 31, 2003.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Intermediate Bond Fund*
	Class M	Class M	Class M
	Year Ended March 31, 2006	Year Ended March 31, 2005	Period Ended March 31, 2004
Net Asset Value, Beginning of Period	$10.28	$10.72	$10.88

Income from Investment Operations:
Net investment income	0.45 #	0.49 #	0.32 #
Net realized and unrealized (loss)/gain on investments, swap contracts, and written options	(0.24)	(0.31)	0.22

Total from Investment Operations	0.21	0.18	0.54

Less Distributions:
Dividends from net investment income	(0.47)	(0.49)	(0.40)
Distributions from net capital gains	(0.03)	(0.13)	(0.30)

Total Distributions	(0.50)	(0.62)	(0.70)

Net Asset Value, End of Period	$9.99	$10.28	$10.72

Total Return	2.08%	1.74%	5.12%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$9,147	$154	$75
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.89%	0.98%	1.05%[1]
After expense waivers and reimbursements	0.65%	0.65%	0.65%[1]
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	4.22%	4.32%	3.53%[1]
After expense waivers and reimbursements	4.46%	4.65%	3.93%[1]
Portfolio Turnover Rate	113%	183%	165%[2]

*	The Intermediate Bond Fund Class M shares commenced operations on June 30, 2003.
[1]	Annualized
[2]	Non-annualized
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Intermediate Bond Fund*
	Class I	Class I	Class I	Class I
	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004	Period Ended March 31, 2003
Net Asset Value, Beginning of Period	$10.27	$10.71	$10.49	$10.00

Income from Investment Operations:
Net investment income	0.49 #	0.51 #	0.56 #	0.35	†#
Net realized and unrealized (loss)/gain on investments, swap contracts, and written options	(0.25)	(0.31)	0.54	0.64	†

Total from Investment Operations	0.24	0.20	1.10	0.99

Less Distributions:
Dividends from net investment income	(0.49)	(0.51)	(0.59)	(0.40)
Distributions from net capital gains	(0.03)	(0.13)	(0.29)	(0.10)

Total Distributions	(0.52)	(0.64)	(0.88)	(0.50)

Net Asset Value, End of Period	$9.99	$10.27	$10.71	$10.49

Total Return	2.39%	1.95%	10.86%	10.07%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$56,353	$45,821	$39,727	$28,159
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.70%	0.77%	0.79%	0.64%[1]
After expense waivers and reimbursements	0.44%	0.44%	0.44%	0.44%[1]
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	4.51%	4.53%	4.88%	4.25	%1†
After expense waivers and reimbursements	4.77%	4.86%	5.23%	4.45	%1†
Portfolio Turnover Rate	113%	183%	165%	139%[2]

*	The Intermediate Bond Fund Class I Shares commenced operations on June 28, 2002.
[1]	Annualized
[2]	Non-annualized
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
†	Prior years’ data updated due to reclassification of paydown from capital gain/(loss) to net investment income. Due to this reclassification, net investment income decreased and net realized and unrealized gain increased by $0.05 per share for the fiscal year ended March 31, 2003.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Total Return Bond Fund
	Class M	Class M	Class M	Class M	Class M
	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2002

Net Asset Value, Beginning of Year	$9.71	$10.06	$9.28	$9.95	$10.34

Income from Investment Operations:
Net investment income	0.53 #	0.59 #	0.55 #	0.70 †#	0.74 †#
Net realized and unrealized (loss)/gain on investments, futures contracts, swap contracts, and written options	(0.24)	(0.36)	0.82	(0.63)†	(0.30)†

Total from Investment Operations	0.29	0.23	1.37	0.07	0.44

Less Distributions:
Dividends from net investment income	(0.54)	(0.58)	(0.59)	(0.70)	(0.73)
Distributions from net capital gains	—	—	—	(0.04)	(0.10)

Total Distributions	(0.54)	(0.58)	(0.59)	(0.74)	(0.83)

Net Asset Value, End of Year	$9.46	$9.71	$10.06	$9.28	$9.95

Total Return	3.04%	2.42%	15.15%	0.91%	4.39%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$555,873	$463,895	$498,299	$550,891	$692,279
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.67%	0.67%	0.67%	0.67%	0.68%
After expense waivers and reimbursements	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	5.47%	6.00%	5.60%	7.42%	7.16%†
After expense waivers and reimbursements	5.49%	6.02%	5.62%	7.44%	7.19%†
Portfolio Turnover Rate	174%	180%	165%	90%	78%

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
†	Prior years’ data updated due to reclassification of paydown from capital gain/(loss) to net investment income. Due to this reclassification, net investment income increased and net realized and unrealized loss increased by $0.01 per share for the fiscal year ended March 31, 2002. The impact due to this reclassification was less than $.005 per share for the fiscal year ended March 31, 2003.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Total Return Bond Fund
	Class I	Class I	Class I	Class I	Class I
	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2002
Net Asset Value, Beginning of Year	$9.71	$10.06	$9.27	$9.94	$10.34

Income from Investment Operations:
Net investment income	0.55 #	0.61 #	0.57 #	0.72 †#	0.76 †#
Net realized and unrealized (loss)/gain on investments, futures contracts, swap contracts, and written options	(0.24)	(0.36)	0.83	(0.63)†	(0.31)†

Total from Investment Operations	0.31	0.25	1.40	0.09	0.45

Less Distributions:
Dividends from net investment income	(0.56)	(0.60)	(0.61)	(0.72)	(0.75)
Distributions from net capital gains	—	—	—	(0.04)	(0.10)

Total Distributions	(0.56)	(0.60)	(0.61)	(0.76)	(0.85)

Net Asset Value, End of Year	$9.46	$9.71	$10.06	$9.27	$9.94

Total Return	3.25%	2.64%	15.51%	1.11%	4.51%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$965,577	$839,828	$899,263	$944,471	$1,106,907
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.46%	0.46%	0.46%	0.46%	0.47%
After expense waivers and reimbursements	0.44%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	5.69%	6.22%	5.81%	7.63%	7.37%†
After expense waivers and reimbursements	5.71%	6.24%	5.83%	7.65%	7.40%†
Portfolio Turnover Rate	174%	180%	165%	90%	78%

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
†	Prior years’ data updated due to reclassification of paydown from capital gain/(loss) to net investment income. Due to this reclassification, net investment income increased and net realized and unrealized loss increased by $0.01 per share for the fiscal year ended March 31, 2002. The impact due to this reclassification was less than $.005 per share for the fiscal year ended March 31, 2003.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	High Yield Bond Fund*
	Class M	Class M	Class M	Class M
	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004	Period Ended March 31, 2003
Net Asset Value, Beginning of Period	$11.42	$12.50	$11.38	$10.00

Income from Investment Operations:
Net investment income	0.81 #	0.99 #	0.93 #	0.47	†#
Net realized and unrealized (loss)/gain on investments, futures contracts, swap contracts, written options, and securities sold short	(0.20)	(0.06)	1.50	1.38	†

Total from Investment Operations	0.61	0.93	2.43	1.85

Less Distributions:
Dividends from net investment income	(0.82)	(0.98)	(0.92)	(0.47)
Distributions from net capital gains	(0.32)	(1.04)	(0.39)	—

Total Distributions	(1.14)	(2.02)	(1.31)	(0.47)

Redemption fees added to paid in capital (Note 7)	0.00[3]	0.01	0.00[3]	0.00[3]

Net Asset Value, End of Period	$10.89	$11.42	$12.50	$11.38

Total Return	5.59%	7.84%	21.99%	18.79%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$41,037	$25,094	$49,917	$48,996
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.10%	1.15%	1.09%	1.20%[1]
After expense waivers and reimbursements	0.80%	0.80%	0.80%	0.80%[1]
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	6.95%	7.79%[4]	7.22%[4]	8.90	%1†
After expense waivers and reimbursements	7.25%	8.14%[4]	7.51%[4]	9.30	%1†
Portfolio Turnover Rate	111%	167%	268%	200%[2]

*	The High Yield Bond Fund Class M shares commenced operations on September 30, 2002.
[1]	Annualized
[2]	Non-annualized
[3]	Amount is less than 0.01.
[4]	Prior years’ data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The ratios of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 7.19% and 7.78%, respectively. The ratios of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 7.48% and 8.13%, respectively.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
†	Prior years’ data updated due to reclassification of paydown from capital gain/(loss) to net investment income. The impact due to this reclassification was less than $0.005 per share for the fiscal year ended March 31, 2003.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	High Yield Bond Fund*
	Class I	Class I	Class I
	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004
Net Asset Value, Beginning of Year	$11.43	$12.51	$11.38

Income from Investment Operations:
Net investment income	0.84 #	1.02 #	0.98 #
Net realized and unrealized (loss)/gain on investments, futures contracts, swap contracts, written options, and securities sold short	(0.21)	(0.06)	1.49

Total from Investment Operations	0.63	0.96	2.47

Less Distributions:
Dividends from net investment income	(0.84)	(1.01)	(0.95)
Distributions from net capital gains	(0.32)	(1.04)	(0.39)

Total Distributions	(1.16)	(2.05)	(1.34)

Redemption fees added to paid in capital (Note 7)	0.00[1]	0.01	0.00[1]

Net Asset Value, End of Year	$10.90	$11.43	$12.51

Total Return	5.86%	8.12%	22.35%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$32,058	$29,735	$19,129
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.85%	0.90%	0.84%
After expense waivers and reimbursements	0.55%	0.55%	0.55%
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	7.19%	8.09%[2]	7.58%[2]
After expense waivers and reimbursements	7.49%	8.44%[2]	7.87%[2]
Portfolio Turnover Rate	111%	167%	268%

*	The High Yield Bond Fund Class I shares commenced operations on March 31, 2003.
[1]	Amount is less than 0.01.
[2]	Prior years’ data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The ratios of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 7.57% and 8.08%, respectively. The ratios of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 7.86% and 8.43%, respectively.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Strategic Income Fund*
	Year Ended March 31, 2006	Year Ended March 31, 2005		Period Ended March 31, 2004
	Class M	Class M		Class M
Net Asset Value, Beginning of Period	$11.22	$11.27		$10.00

Income from Investment Operations:
Net investment income	0.55 #	0.38	#[3]	0.29	#[3]
Net realized and unrealized (loss)/gain on investments, futures contracts, swap contracts, written options, and securities sold short	(0.11)	0.07		1.32

Total from Investment Operations	0.44	0.45		1.61

Less Distributions:
Dividends from net investment income	(0.57)	(0.39)		(0.33)
Distributions from net capital gains	(0.02)	(0.11)		(0.01)

Total Distributions	(0.59)	(0.50)		(0.34)

Net Asset Value, End of Period	$11.07	$11.22		$11.27

Total Return	4.04%	3.81%		16.27%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$86,288	$102,232		$96,802
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.91%	2.22%		2.62%[1]
After expense waivers and reimbursements	1.91%	2.22%		2.35%[1]
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	4.94%	3.40%[3]		3.18	%[1],[3]
After expense waivers and reimbursements	4.94%	3.40%[3]		3.45	%[1],[3]
Portfolio Turnover Rate	44%	114%		96%[2]

*	The Strategic Income Fund Class M Shares commenced operations on June 30, 2003.
[1]	Annualized
[2]	Non-annualized
[3]	Prior years’ data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The net investment income per share amounts prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were $0.28 and $0.37, respectively. The ratios of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 3.10% and 3.27%, respectively. The ratios of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 3.37% and 3.27%, respectively.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Strategic Income Fund*
	Year Ended March 31, 2006	Year Ended March 31, 2005
	Class I	Class I
Net Asset Value, Beginning of Year	$11.22	$11.27

Income from Investment Operations:
Net investment income	0.59 #	0.45	#[1]
Net realized and unrealized (loss) on investments, futures contracts, swap contracts, written options, and securities sold short	(0.12)	(0.02)

Total from Investment Operations	0.47	0.43

Less Distributions:
Dividends from net investment income	(0.60)	(0.37)
Distributions from net capital gains	(0.02)	(0.11)

Total Distributions	(0.62)	(0.48)

Net Asset Value, End of Year	$11.07	$11.22

Total Return	4.30%	4.07%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$121,108	$92,667
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.62%	1.98%
After expense waivers and reimbursements	1.62%	1.96%
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	5.27%	3.86%[1]
After expense waivers and reimbursements	5.27%	3.88%[1]
Portfolio Turnover Rate	44%	114%

*	The Strategic Income Fund Class I Shares commenced operations on March 31, 2004.
[1]	Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The net investment income per share amount prior to this reclassification for the fiscal year ended March 31, 2005 was $0.42. The ratio of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.71%. The ratio of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.73%.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	AlphaTrakSM 500 Fund
	Year Ended March 31, 2006	Year Ended March 31, 2005		Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2002

Net Asset Value, Beginning of Year	$7.61	$7.33		$5.49	$8.20	$8.47

Income from Investment Operations:
Net investment income	0.36 #	0.25	#[1]	0.22 #	0.32 †#	0.48 †#
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, and written options	0.56	0.27		1.85	(2.61)†	(0.27)†

Total from Investment Operations	0.92	0.52		2.07	(2.29)	0.21

Less Distributions:
Dividends from net investment income	(0.39)	(0.24)		(0.23)	(0.42)	(0.48)

Total Distributions	(0.39)	(0.24)		(0.23)	(0.42)	(0.48)

Net Asset Value, End of Year	$8.14	$7.61		$7.33	$5.49	$8.20

Total Return	12.33%	7.15%		38.16%	(28.35)%	2.66%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$156,418	$133,325		$107,551	$88,353	$86,749
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.36%	0.52%		0.88%	0.55%	0.89%
After expense waivers and reimbursements	0.36%	0.52%		0.88%	0.55%	0.80%
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	4.54%	3.41%[1]		3.25%	5.10%†	5.70%†
After expense waivers and reimbursements	4.54%	3.41%[1]		3.25%	5.10%†	5.79%†
Portfolio Turnover Rate	64%	72%		67%	72%	23%

[1]	Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The net investment income per share amount prior to this reclassification for the fiscal year ended March 31, 2005 was $0.24. The ratio of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.23%. The ratio of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.23%.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
†	Prior years’ data updated due to reclassification of paydown from capital gain/(loss) to net investment income. Due to this reclassification, net investment income decreased and net realized and unrealized loss decreased by $0.01 per share for the fiscal year ended March 31, 2003. The impact due to this reclassification was less than $0.005 per share for the fiscal year ended March 31, 2002.

See accompanying notes to financial statements.

Metropolitan West Funds

Notes to Financial Statements

March 31, 2006

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware business trust on December 9, 1996 and registered under the Investment Company Act of 1940, as amended. Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of seven separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”), and Metropolitan West AlphaTrakSM 500 Fund (the “AlphaTrakSM 500 Fund”). The Total Return Bond Fund and Low Duration Bond Fund commenced investment operations on March 31, 1997. Effective March 31, 2000, the Low Duration Bond Fund and the Total Return Bond Fund offered two classes of shares: Class M (existing shares) and Class I shares. The AlphaTrakSM 500 Fund commenced investment operations on June 29, 1998. The Intermediate Bond Fund – Class I commenced operations on June 28, 2002. The High Yield Bond Fund – Class M commenced operations on September 30, 2002. The High Yield Bond Fund – Class I commenced operations on March 31, 2003. Class M shares of the Intermediate Bond Fund, the Ultra Short Bond Fund, and the Strategic Income Fund commenced operations on June 30, 2003. The Strategic Income Fund – Class I commenced operations on March 31, 2004 and the Ultra Short Bond Fund – Class I commenced operations on July 30, 2004.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The Fund’s dollar-weighted average portfolio maturity will normally exceed one year.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Total Return Bond Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. This Fund invests in a portfolio of high yield fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund is non-diversified and may invest a greater percentage of its assets in one or more particular issuers than a diversified fund. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This fund uses strategies intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund will focus on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund will focus on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include: shifts in the portfolio’s duration, yield curve anomalies, and sector and issue-specific dislocations.

The Fund is non-diversified and may invest a greater percentage of its assets in one or more particular issuers than a diversified fund.

The AlphaTrakSM 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (“S&P 500 Index”). The Fund invests in S&P 500 Index futures contracts and swaps backed by a diversified

Notes to Financial Statements (continued)

portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

A more complete description of the objectives and strategies of each of the Funds can be found in the prospectus and the Statement of Additional Information, which can be obtained at www.mwamllc.com or by calling (800) 241-4671.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds:

Security Valuation:

The Funds value securities pursuant to policies and procedures approved by the Board of Trustees. Fixed-income securities for which market quotations are readily available are valued prices as provided by independent pricing vendors. The Funds receive pricing information from independent pricing vendors (approved by the Board of Trustees) which also use information provided by market makers or estimates of values obtained from yield data relating to investments of securities with similar characteristics. As appropriate, quotations for high yield bonds may also take additional factors into consideration such as the activity of the underlying equity or sector movements. However, securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendor’s prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser, in consultation with a market maker, initially selects a proxy comprised of a relevant security (i.e. U.S. Treasury Note) or benchmark (i.e. LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. Once each month the Adviser obtains from one or more dealers an independent review of prices produced by the benchmark system as well as a review of the benchmark selected to adjust the price. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board of Trustees. Debt securities, which mature in less than 60 days, are valued at amortized cost if their original maturity was 60 days or less. If their original term to maturity exceeded 60 days, they are valued by amortizing the value as of the 61st day prior to maturity (unless the Board of Trustees determines that this method does not represent fair value). S&P 500 futures contracts are valued at the first sale price after 4 p.m. EST on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange where it is traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board of Trustees.

Securities Transactions and Investment Income:

Security transactions are accounted for no later than the first net asset value calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Cost is determined and gains and losses are based on the first-in first-out method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts and premiums on securities are amortized using the interest method.

Distributions to Shareholders:

The Funds (except the AlphaTrakSM 500 Fund) expect to declare dividends daily and pay them monthly to shareholders. The AlphaTrakSM 500 Fund expects to declare and pay dividends to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board of Trustees may determine to declare dividends and make distributions more or less frequently.

Notes to Financial Statements (continued)

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no Federal income tax provision is required.

Dividends and other distributions to shareholders are recorded on the ex-dividend date. Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to timing differences and differing characterization of distributions made by a Fund.

Cash and cash equivalents:

The Funds have defined cash and cash equivalents as cash in interest bearing and non-interest bearing accounts.

Use of estimates:

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and similar United States Government sponsored entities such as Federal National Mortgage Association (“Fannie Mae”), Government National Mortgage Association (“Ginnie Mae”) and Federal Home Loan Banks (“FHLB”). Freddie Mac, Fannie Mae, Ginnie Mae and FHLB’s, although chartered and sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgaged-backed securities issued by Freddie Mac, Fannie Mae, Ginnie Mae and FHLB’s are neither guaranteed nor insured by the United States Government.

The Funds may also invest in Collateralized Mortgage Obligations (“CMO”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit (“REMIC”). CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the year ended March 31, 2006, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Trustees. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

Notes to Financial Statements (continued)

The Funds may also sell a debt or equity security short that is, without owning it and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Ultra Short Bond Fund, Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund, will not make total short sales exceeding 25% of the value of that Fund’s assets. The High Yield Bond Fund and Strategic Income Fund will not make total short sales exceeding 33 1/3% of the Fund’s assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.)

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The statement of operations reflects net realized and net unrealized gains and losses on these contracts.

In addition to the securities listed above, the AlphaTrakSM 500 Fund may invest in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may invest in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counter-party.

In addition to, the Funds may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in the transaction. If the fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic

Notes to Financial Statements (continued)

payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counter-party risk and credit risk.

The Funds may also enter into total return swap agreements. Total Return Swap is the generic name for any non- traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR based cashflows. The Total Return Swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The Total Return Swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total Return Swaps can be designed with any underlying asset agreed between two parties. No notional amounts are exchanged with Total Return Swaps.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At March 31, 2006, the Funds had outstanding swap agreements as listed in the Funds’ Portfolio of Investments. Swap transactions present risk of loss in excess of the related amounts in the Statement of Assets and Liabilities.

As a result of a recent FASB Emerging Issues Task Force consensus and subsequent SEC staff guidance, the Fund’s have reclassified periodic payments made under all swap agreements, previously included within interest income, as a component of realized gain/(loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the Financial Highlights. Prior year net investment income ratios in the Financial Highlights have also been modified accordingly. The reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase/(decrease) in net assets from operations during any period.

4.	SECURITIES TRANSACTIONS

Investment transactions for the fiscal year ended March 31, 2006, excluding U.S. Government and short-term investments, were as follows:

	Purchases	Sales
Ultra Short Bond Fund	$216,442,940	$34,401,473
Low Duration Bond Fund	654,018,478	243,554,142
Intermediate Bond Fund	34,803,100	25,687,956
Total Return Bond Fund	1,211,083,808	998,055,833
High Yield Bond Fund	83,066,943	61,213,094
Strategic Income Fund	139,565,676	67,325,547
AlphaTrakSM 500 Fund	133,916,968	64,083,585

Investment transactions in U.S. Government securities for the fiscal year ended March 31, 2006 were as follows:

	Purchases	Sales
Low Duration Bond Fund	$402,036,382	$396,529,179
Intermediate Bond Fund	56,010,821	35,036,094
Total Return Bond Fund	1,489,130,973	1,282,528,000
High Yield Bond Fund	1,591,224	1,589,875
AlphaTrakSM 500 Fund	696,762	1,354,209

Notes to Financial Statements (continued)

Transactions in option contracts written for the fiscal year ended March 31, 2006 were as follows:

	Ultra Short Bond Fund		Low Duration Bond Fund		Intermediate Bond Fund
	Contracts	Premium	Contracts	Premium	Contracts	Premium
Outstanding at March 31, 2005	3,703	$—	10,097	$—	756	$—
Options expired during period	(3,703)	—	(10,097)	—	(756)	—

Outstanding at March 31, 2006	—	$—	—	$—	—	$—

	Total Return Bond Fund		Strategic Income Fund		AlphaTrakSM 500 Fund
	Contracts	Premium	Contracts	Premium	Contracts	Premium
Outstanding at March 31, 2005	28,256	$—	301	$22,837	2,188	$—
Option written during period	57	74,542	7,740	633,529	—	—
Option exercised during period	—	—	(301)	(22,837)	(2,188)	—
Options expired during period	(28,313)	(74,542)	—	—	—	—
Options closed during period	—	—	(3,235)	(394,553)	—	—

Outstanding at March 31, 2006	—	$—	4,505	$238,976	—	$—

5.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, and the High Yield Bond Fund a fee, computed daily and payable monthly, at an annual rate of 0.25%, 0.30%, 0.35%, 0.35%, and 0.50%, respectively, of each Fund’s average daily net assets. The Adviser charges the AlphaTrakSM 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three month performance period), depending on whether, and to what extent, the investment performance of the AlphaTrakSM 500 Fund before management fees, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index plus a margin of 1.00% over the same period. Under this agreement, the basic fee was decreased by 0.16% resulting in $267,921 of total management fees for the fiscal year ended March 31, 2006. The Adviser charges the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant twelve month performance period), depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the Merrill Lynch 3 month U.S. Treasury Bill Index plus 2.00% over the same period. Under this agreement, the basic fee was increased by 0.24% resulting in $2,973,021 of total management fees for the fiscal year ended March 31, 2006. The Strategic Income Fund is obliged to repay the Adviser for a period of three fiscal years following the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below the stated expense limitations.

The Adviser has agreed in an Operating Expenses Agreement with the Trust to limit each Fund’s expenses as described in the table below. The Operating Expenses Agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap (excluding the AlphaTrakSM 500 Fund and the Strategic Income Fund, which shall reimburse the Adviser to the extent that the Fund’s “other expenses” as described in the Prospectus, are below an agreed-upon cap). The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses (“other expenses” with respect to the AlphaTrakSM 500 Fund and the Strategic Income Fund) of the Fund are at or above the expense cap. However, if the total operating expenses (“other expenses” with respect to the AlphaTrakSM 500 Fund and the Strategic Income Fund) of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the Independent Trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the current fiscal year. Investment advisory fees and related voluntary expense limitations for the fiscal year ended March 31, 2006, were as follows:

Notes to Financial Statements (continued)

	Investment Advisory Fee Rate		Voluntary Expense Limitation
	Class M	Class I	Class M	Class I
Ultra Short Bond Fund	0.25%	0.25%	0.50%	0.34%
Low Duration Bond Fund	0.30	0.30	0.58	0.39
Intermediate Bond Fund	0.35	0.35	0.65	0.44
Total Return Bond Fund	0.35	0.35	0.65	0.44
High Yield Bond Fund	0.50	0.50	0.80	0.55
Strategic Income Fund	0.50 - 1.90	0.50 - 1.90	0.95 - 2.35	.70 - 2.10
AlphaTrakSM 500 Fund	0.00 - 0.70	0.00 - 0.70	0.20 - 0.90	0.20 - 0.90

For the fiscal year ended March 31, 2006, the Adviser recouped $39,514 of waived or reimbursed expenses for the Strategic Income Fund.

At March 31, 2006, the balance of recoupable expenses with expiration dates for the Fund’s were as follows:

	2007	2008	2009	Total
Ultra Short Bond Fund	$75,398	$227,203	$206,505	$509,106
Low Duration Bond Fund	290,329	221,508	177,911	689,748
Intermediate Bond Fund	118,477	144,878	147,159	410,514
Total Return Bond Fund	353,975	284,745	256,059	894,779
High Yield Bond Fund	325,272	186,455	182,919	694,646
Strategic Income Fund	2,864	13,363	—	16,227

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. Each of the Independent Trustees receives an annual retainer of $6,000 and $3,000 for each meeting of the Board of Trustees attended. The Trust has an unfunded, non-qualified deferred compensation plan (the “Plan”) for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board of Trustees, deferred fees will be paid out in a single sum in cash or a maximum of ten annual installments.

6.	SHARE MARKETING (12b-1) Plan

The Trust has a Share Marketing Plan (or “the Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to AlphaTrakSM 500 Fund, and Class M shares of the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the High Yield Bond Fund, and the Strategic Income Fund. The Total Return Bond Fund and Low Duration Bond Fund began accruing for Rule 12b-1 expenses on April 1, 2000. The High Yield Bond Fund began accruing for Rule 12b-1 expenses on October 2, 2002. The Ultra Short Bond Fund, the Intermediate Bond Fund, and the Strategic Income Fund began accruing for Rule 12b-1 expenses on July 2, 2003. Under the Plan, the Trust pays PFPC Distributors, Inc., as the Trust’s distribution coordinator, an annual fee up to 0.25% of each Fund’s aggregate average daily net assets to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the fiscal year ended March 31, 2006. The AlphaTrakSM 500 Fund is currently not incurring Rule 12b-1 fees.

Notes to Financial Statements (continued)

7.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	Ultra Short Bond Fund
	Class M	Class M	Class I	Class I*
	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2006	Period Ended March 31, 2005
Change in Fund shares:
Shares outstanding at beginning of period	34,434,550	28,214,896	9,762,417	—
Shares sold	35,417,283	41,879,901	20,543,980	21,327,612
Shares issued through reinvestment of dividends	1,573,746	923,424	560,579	166,908
Shares redeemed	(32,036,241)	(36,583,671)	(17,797,611)	(11,732,103)

Net increase in fund shares	4,954,788	6,219,654	3,306,948	9,762,417

Shares outstanding at end of period	39,389,338	34,434,550	13,069,365	9,762,417

	Low Duration Bond Fund
	Class M	Class M	Class I	Class I
	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2006	Year Ended March 31, 2005
Change in Fund shares:
Shares outstanding at beginning of period	34,642,071	35,154,159	34,106,697	23,327,361
Shares sold	14,969,340	14,380,428	28,347,848	18,316,972
Shares issued through reinvestment of dividends	1,387,558	1,227,216	1,669,664	903,777
Shares redeemed	(15,159,405)	(16,119,732)	(12,057,959)	(8,441,413)

Net increase/(decrease) in fund shares	1,197,493	(512,088)	17,959,553	10,779,336

Shares outstanding at end of period	35,839,564	34,642,071	52,066,250	34,106,697

	Intermediate Bond Fund
	Class M	Class M	Class I	Class I
	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2006	Year Ended March 31, 2005
Change in Fund shares:
Shares outstanding at beginning of period	15,008	7,024	4,459,564	3,708,508
Shares sold	909,988	9,273	1,093,572	1,076,698
Shares issued through reinvestment of dividends	25,135	665	261,300	257,886
Shares redeemed	(34,794)	(1,954)	(175,329)	(583,528)

Net increase in fund shares	900,329	7,984	1,179,543	751,056

Shares outstanding at end of period	915,337	15,008	5,639,107	4,459,564

Notes to Financial Statements (continued)

	Total Return Bond Fund
	Class M	Class M	Class I	Class I
	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2006	Year Ended March 31, 2005
Change in Fund shares:
Shares outstanding at beginning of period	47,783,776	49,509,294	86,530,352	89,366,290
Shares sold	23,230,813	12,816,130	21,055,367	11,994,941
Shares issued through reinvestment of dividends	2,668,040	2,696,820	5,005,209	4,984,983
Shares redeemed	(14,934,249)	(17,238,468)	(10,514,795)	(19,815,862)

Net increase/(decrease) in fund shares	10,964,604	(1,725,518)	15,545,781	(2,835,938)

Shares outstanding at end of period	58,748,380	47,783,776	102,076,133	86,530,352

	High Yield Bond Fund
	Class M	Class M	Class I	Class I
	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2006	Year Ended March 31, 2005
Change in Fund shares:
Shares outstanding at beginning of period	2,197,393	3,993,289	2,602,293	1,529,528
Shares sold	2,274,073	2,162,095	1,952,750	854,889
Shares issued through reinvestment of dividends	269,612	404,917	297,976	271,735
Shares redeemed	(973,727)	(4,362,908)	(1,911,135)	(53,859)

Net increase/(decrease) in fund shares	1,569,958	(1,795,896)	339,591	1,072,765

Shares outstanding at end of period	3,767,351	2,197,393	2,941,884	2,602,293

	Strategic Income Fund
	Class M	Class M	Class I	Class I
	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2006	Year Ended March 31, 2005
Change in Fund shares:
Shares outstanding at beginning of period	9,114,676	8,586,557	8,261,804	—
Shares sold	3,542,568	10,277,525	8,386,601	8,741,413
Shares issued through reinvestment of dividends	475,804	408,630	478,411	204,090
Shares redeemed	(5,339,345)	(10,158,036)	(6,187,576)	(683,699)

Net (decrease)/increase in fund shares	(1,320,973)	528,119	2,677,436	8,261,804

Shares outstanding at end of period	7,793,703	9,114,676	10,939,240	8,261,804

			AlphaTrakSM 500 Fund
			Year Ended March 31, 2006	Year Ended March 31, 2005
Change in Fund shares:
Shares outstanding at beginning of period			17,523,538	17,058,513
Shares sold			5,351,332	4,420,483
Shares issued through reinvestment of dividends			800,771	503,539
Shares redeemed			(4,452,329)	(4,458,997)

Net increase in fund shares			1,699,774	465,025

Shares outstanding at end of period			19,223,312	17,523,538

Notes to Financial Statements (continued)

Redemption Fee:

The High Yield Bond Fund will charge a 1.00% redemption fee when shares are redeemed (either by selling or by exchanging into another fund) within 6 months of purchase. The redemption fee will be assessed on the net asset value of the shares redeemed or exchanged, will be withheld from the redemption proceeds and paid directly to the Fund.

8.	LINE OF CREDIT

The Funds have access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.50% above the Federal Funds rate on outstanding balances. There were no borrowings from the line of credit during the fiscal year ended March 31, 2006.

9.	FEDERAL TAX INFORMATION

Capital Loss Carryforwards:

At March 31, 2006, the following Funds had available for Federal income tax purposes unused capital losses as follows:

Fund	Expiring in 2010	Expiring in 2011	Expiring in 2013	Expiring in 2014
Low Duration Bond Fund	$6,637,930	$1,278,315	—	$27,643,786
Intermediate Bond Fund	—	—	—	215,711
Total Return Bond Fund	—	19,394,108	$206,379	54,757,733
High Yield Bond Fund	—	—	—	315,402
Strategic Income Fund	—	—	—	1,558,059
AlphaTrakSM 500 Fund	—	10,363,532	—	—

For the year ended March 31, 2006, the Ultra Short Bond Fund and Alpha TrakSM 500 Fund utilized net federal tax capital loss carryforwards of $16,584 and $6,442,563, respectively.

Post-October Loss:

Under the current tax law, capital losses realized after October 31 and prior to the Funds’ fiscal year end may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended March 31, 2006, the following Funds had post October losses.

Fund

Ultra Short Bond Fund	$17,698
Low Duration Bond Fund	3,141,195
Intermediate Bond Fund	263,577
Total Return Bond Fund	32,747,399
Strategic Income Fund	598,728

Tax Basis of Distributable Income:

As of March 31, 2006, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

	Ultra Short Bond Fund	Low Duration Bond Fund	Intermediate Bond Fund	Total Return Bond Fund
Undistributed ordinary income/(loss) (inclusive of short-term gains)	$22,958	$178,958	$2,313	$451,503
Undistributed long-term gains	934	—	—	—
Accumulated capital loss carryforwards and
Post-October losses	(17,698)	(38,701,226)	(479,288)	(107,105,619)
Net unrealized (depreciation)/appreciation	(2,610,090)	(21,225,011)	(1,664,875)	(44,833,259)
Dividends payable	(12,115)	(178,236)	(773)	(410,943)

Total accumulated earnings/(losses)	$(2,616,011)	$(59,925,515)	$(2,142,623)	$(151,898,318)

Notes to Financial Statements (continued)

	High Yield Bond Fund	Strategic Income Fund	AlphaTrakSM 500 Fund
Undistributed ordinary income/(loss) (inclusive of short-term capital gains)	$22,384	$2,046,318	$2,790,989
Accumulated capital loss carryforwards and
Post-October losses	(315,402)	(2,156,787)	(10,363,532)
Net unrealized (depreciation)/appreciation	(290,013)	(2,503,283)	(1,472,752)
Dividends payable	(20,353)	(14,033)	(120,227)

Total accumulated earnings/(losses)	$(603,384)	$(2,627,785)	$(9,165,522)

Tax Basis of Distributions to Shareholders:

As of March 31, 2006, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

	Ultra Short Bond Fund		Low Duration Bond Fund
	March 31, 2006	March 31, 2005	March 31, 2006	March 31, 2005
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$11,136,852	$5,828,390	$31,019,723	$22,061,105
Net long-term capital gains	18,942	—	—	—

Total taxable distributions	$11,155,794	$5,828,390	$31,019,723	$22,061,105

	Intermediate Bond Fund		Total Return Bond Fund
	March 31, 2006	March 31, 2005	March 31, 2006	March 31, 2005
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$2,839,837	$2,387,661	$78,500,518	$78,976,171
Net long-term capital gains	115,437	323,232	—	—

Total taxable distributions	$2,955,274	$2,710,893	$78,500,518	$78,976,171

	High Yield Bond Fund		Strategic Income Fund
	March 31, 2006	March 31, 2005	March 31, 2006	March 31, 2005
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$5,862,909	$7,841,702	$10,908,144	$7,304,918
Net long-term capital gains	764,674	733,505	314,450	33,059

Total taxable distributions	$6,627,603	$8,575,207	$11,222,594	$7,337,977

			AlphaTrakSM 500 Fund
			March 31, 2006	March 31, 2005
Distributions from:
Ordinary income (inclusive of short-term capital gains)			$6,998,842	$4,239,295
Net long-term capital gains			—	—

Total taxable distributions			$6,998,842	$4,239,295

Notes to Financial Statements (continued)

Permanent differences incurred during the fiscal year ended March 31, 2006, resulting from differences in book and tax accounting have been reclassified at year end as follows:

Fund	Increase/(Decrease) Paid-in-Capital	Increase/(Decrease) Accumulated Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Net Realized Gain/(Loss)
Ultra Short Bond Fund	$—	$84,363	$(84,363)
Low Duration Bond Fund	—	28,062	(28,062)
Intermediate Bond Fund	—	2,425	(2,425)
Total Return Bond Fund	(1)	162,438	(162,437)
High Yield Bond Fund	6	(70,957)	70,951
Strategic Income Fund	—	1,605,737	(1,605,737)
AlphaTrakSM 500 Fund	—	1,788,942	(1,788,942)

10.	INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of the Metropolitan West Funds:

We have audited the accompanying statements of assets and liabilities of the Metropolitan West Funds (the “Trust”), consisting of the Metropolitan West Ultra Short Bond Fund (“Ultra Short”), the Metropolitan West Low Duration Bond Fund (“Low Duration”), the Metropolitan West Intermediate Bond Fund (“Intermediate”), the Metropolitan West Total Return Bond Fund (“Total Return”), the Metropolitan West High Yield Bond Fund (“High Yield”), and the AlphaTrak 500 Fund (“AlphaTrak”) (collectively, the “Funds”), including the schedules of portfolio investments, as of March 31, 2006 and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of March 31, 2006, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

May 26, 2006

Metropolitan West Funds

Tax Information Notice

(Unaudited)

LONG-TERM CAPITAL GAINS

For the fiscal year ended March 31, 2006 the amounts of long-term capital gains paid are as follows:

Metropolitan West Ultra Short Bond Fund	$0.000312/share
Metropolitan West Intermediate Bond Fund	0.018153/share
Metropolitan West High Yield Bond Fund	0.119495/share
Metropolitan West Strategic Income Fund	0.018658/share

Metropolitan West Funds

Privacy Notice

The Fund collects nonpublic information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you may give us orally;

•	Information about your transactions with us or others;

•	Information you submit to us in correspondence, including emails; and

•	Information about any bank account you use for transfers between your bank account and any custodial account, including information provided when effecting wire transfers.

We do not disclose any nonpublic personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquires from governmental authorities. We shall limit access to your personal account information to those agents of the Fund who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain safeguards to guard your nonpublic personal information.

If, at any time in the future, it is necessary to disclose any of your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure.

MANAGEMENT INFORMATION

TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Trust and each Fund is under the direction of the Board of Trustees. Information pertaining to the Trustees and officers of the Trust is provided in the table below. The term “officer” means president, vice president, secretary, treasurer, controller, or any other officer who performs policy making functions. You can find more information about the Trustees in the Statement of Additional Information (SAI) which is available without charge by calling (800) 241-4671.

Name and Year of Birth***	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Trustee

Independent Trustees of the Trust*

Ronald J. Consiglio† (1943)	Trustee	Indefinite term served since 2003	Mr. Consiglio has served as the Managing Partner of Synergy Trading, a securities trading partnership, since June 2001. From February 1998 to 2001, Mr. Consiglio was Executive Vice President and Chief Financial Officer of Trading Edge, Inc., a national automated bond-trading firm.	7	Natrol, Inc. (Medicinal and Botanical Products); Mannkind Corp. (Pharmaceutical Preparations).

David H. Edington† (1957)	Trustee	Indefinite term served since 2001	Mr. Edington is the founder and Managing Director of Rimrock Capital Management (previously known as Rimrock Enterprises, Inc.), an investment advisory firm which acts as investment adviser to Rimrock High Income Plus Fund, formerly known as Rimrock Trading, L.P.	7	None

Martin Luther King III† (1957)	Trustee	Indefinite term since 1997	Since 1998, Mr. King has served as the President and Chief Executive Officer of The King Center. He has been engaged as an independent motivational lecturer since 1980.	7	None

Andrew Tarica† (1959)	Trustee	Indefinite term since 2002	Mr. Tarica has served as the Chief Executive Officer of Meadowbrook Capital Management, a fixed-income asset management company that also manages a fixed income hedge fund, since February of 2001. From 1993 to 1999, Mr. Tarica served as Managing Director of the High Grade Corporate Bond Department at DLJ.	7	None

Name and Year of Birth***	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Trustee
Daniel D. Villanueva† (1937)	Trustee	Indefinite term since 1997	Mr. Villanueva served as the Chairman and Managing Director of Bastion Capital Corporation (investments) from 1990 to 2005. As of January, 2006 he is a Partner in the firm, RC Fontis Partners. He has served as the Chairman of Integrated Water Resources since 1999.	7	Citibank-Banamex (USA); Fleetwood Enterprises, Inc. (Recreational Vehicles); Integrated Water Resources; and Juanitas Foods Corporation.

Scott Sale, MD† (1950)	Trustee	Indefinite term since 2004	Dr. Sale has had his own private medical practice as a physician since April 2004, and before then as a Locum Tenens physician from May 2002 to February 2003, the Cancer Detection Center from March 2001 to December 2002, and the Los Angeles Free Clinic from November 1999 to March 2002.	7	None

Interested Trustees**

Scott B. Dubchansky (1960)	Chairman of the Board of Trustees, President and Chief Executive Officer	Indefinite term served since 1997	Mr. Dubchansky has served as the Chief Executive Officer (CEO) of the Adviser since August 1996. Since June 2004, he also is the CEO and Chief Compliance Officer of West Gate Advisors, LLC, an investment adviser affiliate of the Adviser. Mr. Dubchansky began serving as CEO of MWAM Distributors, LLC, a limited broker dealer affiliate of the Adviser, in June 2004.	7	West Gate Strategic Income Fund I Master Fund, Ltd. West Gate Long-Short Credit Fund I Master Fund, Ltd. West Gate Multi-Strategy Fund, Ltd. West Gate Leveraged Loan Master Fund, LP

Keith T. Holmes, JD (1952)	Trustee	Indefinite term served since 1997	Mr. Holmes has been a partner of the law firm King, Holmes, Paterno & Berliner since 1992. Mr. Holmes practices corporate finance and real estate law. Mr. Holmes’ firm has performed legal services for the Adviser and its affiliates.	7	None

Name and Year of Birth***	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Trustee

Officers of the Trust who are not Trustees

Joseph D. Hattesohl (1963)	Treasurer since 2000 and Chief Financial Officer since 2003	Indefinite term served since 2000	Mr. Hattesohl has served as the Chief Financial Officer (CFO) of the Adviser since November 2000. From February 1995 through November 2000, Mr. Hattesohl was a Vice President of (PIMCO). Since June 2004, he also serves as CFO of West Gate Advisors, LLC, an investment adviser affiliate of the Adviser, and President of MWAM Distributors, LLC, a limited broker dealer affiliate of the Adviser.	N/A	N/A

Keith T. Kirk (1963)	Chief Compliance Officer and Secretary	Indefinite Term served since 2004 and 2006, respectively	Presently, Mr. Kirk is the Chief Compliance Officer for the Adviser and MWAM Distributors, LLC, a limited broker dealer affiliate of the Adviser. He has worked for the Adviser since 2003. From 1998 through 2002, Mr. Kirk served as Vice President of Compliance for Montgomery Asset Management, LLC. As a Naval Reservist, Mr. Kirk was recalled to active duty in 2002 and 2003.	N/A	N/A

*	Denotes a Trustee who is not an “interested” person of the Fund as defined in the 1940 Act.
**	Denotes a Trustee who is an “interested” person of the Trust as defined in the 1940 Act, due to the relationship indicated with the Adviser.
***	For purposes of trust business, the address for all Trustees and officers is c/o Metropolitan West Asset Management, LLC, 11766 Wilshire Boulevard, Suite 1580, Los Angeles, CA 90025.
†	Denotes the Trustee is a member of the Audit committee.

Board of Trustees

Scott B. Dubchansky

David H. Edington

Keith T. Holmes

Martin Luther King III

Daniel D. Villanueva

Andrew Tarica

Ronald J. Consiglio

Scott Sale

Officers

Scott B. Dubchansky

Chairman of the Board, President, and

Chief Executive Officer

Joseph D. Hattesohl

Treasurer and Chief Financial Officer

Keith T. Kirk

Chief Compliance Officer and Secretary

Adviser:	Independent Registered Public Accounting Firm:
Metropolitan West Asset Management, LLC	Deloitte & Touche LLP
11766 Wilshire Boulevard, Suite 1580	1700 Market Street
Los Angeles, CA 90025	Philadelphia, PA 19103

Custodian:	Distributor:
The Bank of New York	PFPC Distributors, Inc.
One Wall Street	760 Moore Road
New York, NY 10286	King of Prussia, PA 19406

Transfer Agent:	Legal Counsel:
PFPC Inc.	Paul, Hastings, Janofsky & Walker LLP
760 Moore Road	55 Second Street, 24th Floor
King of Prussia, PA 19406	San Francisco, CA 94105-3441

For Additional Information about the

Metropolitan West Funds call:

(310) 966-8900 or

(800) 241-4671 (toll-free)

A description of the Funds’ proxy voting policies, procedures, and how the Funds’ voted proxies relating to portfolio’s securities during the most recent 12 month period ending June 30, 2005 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

METAR2006

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	N/A

(c)	The code of ethics previously required that reports of violations of the code of ethics be made to the principal executive officer, a functional equivalent to the principal executive officer or the Trust’s legal counsel. At its regularly scheduled meeting on May 16, 2005, the Board retained that reporting provision and approved amendments to the code of ethics to require the Principal Executive Officer (or equivalent) to summarize any such reports for the Board of Trustees each quarter, including indicating that no such reports were made during the quarter.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Ronald Consiglio is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $141,000 in 2006 and $141,000 in 2005.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2006 and $0 in 2005.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $22,225 for 2006 and $21,500 for 2005.

Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns (Form 1120-RIC and Form 100 CA) and year end Excise Tax review.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2006 and $0 in 2005.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to Metropolitan West Funds and any affiliate of Metropolitan West Funds that provides services to the registrant (a “Covered Services Provider”) if the independent auditors’ engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Metropolitan West Funds or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Metropolitan West Funds and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or the Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was None in 2006.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $538,250 in 2006 and $186,750 in 2005.

Fees represent audit and other related audit services provided to the Adviser, its Affiliates and its Subsidiaries.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a	)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a	)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a	)(3)	Not applicable.

(b	)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Metropolitan West Funds

By (Signature and Title)*	/s/ Scott B. Dubchansky
Scott B. Dubchansky, Chairman and President
(principal executive officer)

Date June 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Scott B. Dubchansky
Scott B. Dubchansky, Chairman and President
(principal executive officer)

Date June 8, 2006

By (Signature and Title)*	/s/ Joseph D. Hattesohl
Joseph D. Hattesohl, Treasurer
(principal financial officer)

Date June 8, 2006

*	Print the name and title of each signing officer under his or her signature.